As filed with the Securities and Exchange Commission on April 29, 2016

Registration No. 333-149421

811-4113

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 14

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 274

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

(formerly, The Manufacturers Life Insurance Company (U.S.A.)

Separate Account H)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(formerly, The Manufacturers Life Insurance Company (U.S.A.))

(Name of Depositor)

38500 Woodward Avenue

Bloomfield Hills, Michigan 48304

(Address of Depositor’s Principal Executive Offices)

(617) 663-3000

(Depositor’s Telephone Number Including Area Code)

Thomas J. Loftus, Esquire

John Hancock Life Insurance Company (U.S.A.)

601 Congress Street

Boston, MA 02210-2805

(Name and Address of Agent for Service)

Copy to:

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 2, 2016 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PART A

INFORMATION REQUIRED IN A PROSPECTUS

GIFL Rollover Variable Annuity Prospectus

May 2, 2016

This Prospectus describes interests in GIFL Rollover flexible Purchase Payment deferred Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, and John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing Company of a Contract. You, the Contract Owner, should refer to the first page of your GIFL Rollover Variable Annuity Contract for the name of your issuing Company.

We offer the Contracts to participants who wish to roll over distributions from a GIFL Retirement Plan funded by a John Hancock USA or John Hancock New York group annuity contract with a Guaranteed Income for Life (“GIFL”) lifetime income benefit feature to a traditional IRA or to a Roth IRA. In addition to such rollover distributions, those participants may roll over eligible distributions from other tax-qualified retirement plans not funded by a John Hancock USA or John Hancock New York group annuity contract with a GIFL lifetime income benefit feature.

Variable Investment Options. When you purchase a Contract, you invest your GIFL Retirement Plan distribution in the Variable Investment Options we make available under the Contracts. After that, you may transfer Contract Values among Variable Investment Options to the extent permitted under your Contract. We measure your Contract Value and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios of the John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus:

JOHN HANCOCK VARIABLE INSURANCE TRUST

Core Strategy Trust

Franklin Templeton Founding Allocation Trust

Lifestyle Balanced MVP

Lifestyle Balanced PS Series

Lifestyle Conservative MVP

Lifestyle Conservative PS Series

Lifestyle Growth MVP

Lifestyle Growth PS Series

Lifestyle Moderate MVP

Lifestyle Moderate PS Series

Money Market Trust1

Ultra Short Term Bond Trust

1	For Contracts issued prior to April 29, 2013, the Money Market Variable Investment Option is subject to restrictions (see “V. Description of the Contract – Maximum Number of Investment Options”). For Contracts issued on or after April 29, 2013, the Money Market Variable Investment Option is available only during the initial inspection period for Contracts issued in California to purchasers age 60 and older.

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center		John Hancock Annuities Service Center
For Applications Only:	Mailing Address	For Applications Only:	Mailing Address
380 Stuart Street, 5th Floor	P.O. Box 111	380 Stuart Street, 5th Floor	P.O. Box 111
Boston, MA 02116	Boston, MA 02117-0111	Boston, MA 02116	Boston, MA 02117-0111
www.jhrollover.com/gifl		www.jhrollover.com/gifl
For All Other Transactions:	Mailing Address	For All Other Transactions:	Mailing Address
30 Dan Road – Suite 55444	P.O. Box 55444	30 Dan Road – Suite 55444	P.O. Box 55445
Canton, MA 02021-2809	Boston, MA 02205-5444	Canton, MA 02021-2809	Boston, MA 02205-5445
(800) 344-1029		(800) 551-2078
www.jhannuities.com		www.jhannuitiesnewyork.com

0516:RO GPPRO	GIFL Rollover

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I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Age 95 Contract Anniversary: The Contract Anniversary on, or next following, the date the older of the Annuitant and any co-Annuitant turns age 95.

Annuitant: The natural person whose life is used to determine eligibility for and the duration of a single life guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the natural person to whom we make annuity payments and whose lifetime measures the duration of annuity payments involving single life contingencies. The lives of the Annuitant and a co-Annuitant determine the eligibility for and the duration of a joint life guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the lifetimes of the Annuitant and a co-Annuitant measure the duration of annuity payments involving joint life contingencies. If the Contract is owned by an individual, the Annuitant must be the same person as the Owner.

Annuities Service Center: The mailing address of our applications and service offices are listed on the first page of this Prospectus. You can send overnight mail to us at the following street addresses: for applications, 380 Stuart Street, 5th Floor, Boston, MA 02116; for all other transactions, 30 Dan Road – Suite 55444, Canton, MA 02021-2809.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the date the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts) and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Beneficiary: The person, persons or entity entitled to the death proceeds under the Contract upon the death of a Contract Owner or in certain circumstances, the Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with the guaranteed minimum withdrawal benefit to describe a value we use to determine the Lifetime Income Amount. Please refer to “V. Description of the Contract” for more details.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Co-Annuitant: The Annuitant’s Spouse is named as a co-Annuitant if the Spousal Lifetime Income Amount is elected. In that case, the co-Annuitant’s life is used in addition to the Annuitant’s life to determine eligibility for and the duration of the Guaranteed Income for Life benefit and the duration of annuity payments involving life contingencies.

Code: The Internal Revenue Code of 1986, as amended.

Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

Continuation Single Life Lifetime Income Amount: The amount that we guarantee to be available each Contract Year after the Lifetime Income Date for withdrawal prior to the Annuity Commencement Date, in cases where: (1) the GIFL Retirement Plan participant dies in-plan (i.e., while still enrolled) and the surviving Spouse elects an IRA Rollover; or (2) where the participant and Spouse elect a Spousal Lifetime Income Amount in-plan, the Spouse dies prior to rollover, and the participant elects an IRA Rollover. In each case, the surviving Spouse is the Owner and Annuitant of the Contract. The Continuation Single Life Lifetime Income Amount is guaranteed for the life of the surviving Spouse at a rate of 4.5%.

Contract: The Variable Annuity contract offered by this Prospectus. If you purchased this annuity in New York, a Contract means the certificate issued to you under a group contract.

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Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

Excess Withdrawal: A term used to describe a withdrawal that exceeds the Lifetime Income Amount and which, during periods of declining investment performance, may cause substantial reductions to, or the loss of, the guaranteed minimum withdrawal benefit. Please refer to “Impact of Withdrawals after the Lifetime Income Date” in “V. Description of the Contract” for more details.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

GIFL Account Value: The portion of the account value in a GIFL Retirement Plan account established by you or for your benefit that was allocated to Investment Options applicable to the transfer of the Benefit Base.

GIFL Retirement Plan: A retirement plan intended to qualify under either section 401(k) or section 457(b) of the Code and funded, in whole or in part, by a John Hancock USA or John Hancock New York group annuity contract with a Guaranteed Income for Life rider.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Guaranteed Income for Life (“GIFL”): The guaranteed minimum withdrawal benefit, provided in the Contract. We guarantee that we will make a Lifetime Income Amount available to you, as long as you are the Annuitant under the Contract (or you and your Spouse are co-Annuitants under the Spousal benefit). For more information on this benefit, please see “Guaranteed Income for Life Provisions” in “V. Description of the Contract.”

IRA: An individual retirement annuity contract itself or an individual retirement account. An IRA may be established under section 408 of the Code (“traditional IRA”) or established under section 408A of the Code (“Roth IRA”).

IRA Rollover: The type of investment you make to purchase a Contract. A Contract may only be purchased as an IRA funded with a distribution from a GIFL Retirement Plan.

Investment Options: The investment choices available to Contract Owners.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with our guaranteed minimum withdrawal benefit that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period, beginning on a Lifetime Income Date. Please refer to “Guaranteed Income for Life Provisions – Calculation of the Lifetime Income Amount” in “V. Description of the Contract” for more details.

Lifetime Income Date: A term used with our guaranteed minimum withdrawal benefit that generally describes the date on which we determine the Lifetime Income Amount. Please refer to “Guaranteed Income for Life Provisions – Determination of the Lifetime Income Date” in “V. Description of the Contract” for more details.

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

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Owner or Contract Owner (“you”): The person or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. If the Owner is an individual, the Owner and the Annuitant must be the same person.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contract.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract. The initial Purchase Payment must include a distribution of the GIFL Account Value.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Single Life Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit that we make available based on a single life. Please refer to “Choosing a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” in “V. Description of the Contract” for more details.

Spousal Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit that we make available based on the life of a Contract Owner and his or her Spouse. Please refer to “Choosing a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” in “V. Description of the Contract” for more details.

Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

Step-Up: A term used with the guaranteed minimum withdrawal benefit under the Contract to describe a possible one-time increase in the Benefit Base. Please refer to “V. Description of the Contract – Guaranteed Income for Life Provisions” for more details.

Step-Up Date: The date on which we determine whether a Step-Up could occur.

Subaccount: A separate division of the applicable Separate Account.

Transferred Benefit Base: The amount of a Benefit Base for a Guaranteed Income for Life guarantee under a group annuity contract that we issue to fund a GIFL Retirement Plan. The Transferred Benefit Base represents your Benefit Base amount under such group annuity contract that you intend to transfer to a Contract as part of an IRA Rollover.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

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II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read this entire Prospectus carefully, including its Appendices and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in the Prospectus.

What kind of Contract is described in this Prospectus?

The Contract is a flexible Purchase Payment individual deferred Variable Annuity contract between you and the Company. The Contract may be purchased only as an IRA Rollover, funded by distributions from your GIFL Retirement Plan. “Deferred” means payments by a Company, beginning on a future date under the Contract. “Variable” means your investment amounts in the Contract may increase or decrease in value daily based upon your Contract’s Investment Options. The Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis. The Contract also provides a guaranteed minimum withdrawal benefit. We issue the Contract in New York in the form of a certificate of coverage under a master group contract. We issue master group contracts to one or more trusts that are formed for the purpose of providing individual retirement accounts or individual retirement annuities.

We use the word “Contract” in this Prospectus to refer to both a certificate issued under a group contract in New York and the individual contracts we issue outside of New York.

The Contract contains fees, Investment Options, GIFL benefits and limitations that may differ from the Guaranteed Income for Life feature in your employer’s retirement plan. Please read this Prospectus carefully before you invest.

Who is issuing my Contract?

Your Contract provides the name of the Company that issues your Contract. In general, John Hancock USA may issue the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.

Why should I consider purchasing the Contract?

The GIFL IRA Rollover Variable Annuity Contract permits you to invest a distribution from your GIFL Account Value in a Variable Annuity Contract that you intend to use as a traditional IRA or a Roth IRA. We designed the Contract to provide you with a reliable source of income for life:

●	you can transfer the Lifetime Income Amount protection we provided under your employer’s retirement plan;
●	we guarantee a Lifetime Income Amount under the Contract for annual withdrawals during your retirement years (please read “V. Description of the Contract – Guaranteed Income for Life Provisions” for more information);
●	you can invest in the Portfolios we make available under the Contract and possibly increase your Lifetime Income Amount through Step-Ups to reflect investment performance.

In addition to providing access to diversified Investment Options and a guaranteed minimum withdrawal benefit, the Contract offers the availability of annuity payments. Under the Contract, you make one or more Purchase Payments to a Company for the period prior to the Annuity Commencement Date. Your Purchase Payments will be allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Contract’s Annuity Commencement Date, you can receive one or more annuity payments under the Contract. Your Contract Value and the amounts of annuity payments are variable, based on your investment choices.

We will pay the proceeds of the Contract to your Beneficiary if you die prior to the Annuity Commencement Date, which is described in this Prospectus under “Distribution at Death of Annuitant.” We offer Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to you.

Although the Lifetime Income Amount guarantees a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value before the Annuity Commencement Date. We may decrease the Lifetime Income Amount, however, if you take any withdrawal before the Lifetime Income Date, or an Excess Withdrawal in any year after that. You should carefully consider your liquidity needs before purchasing a Contract.

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How can I invest money in the Contract?

We use the term “Purchase Payment” to refer to the investments you make in the Contract. Your initial Purchase Payment must include a distribution of the GIFL Account Value to a Contract that you intend to use as a traditional IRA or a Roth IRA. In addition, if you are the surviving Spouse of a GIFL Retirement Plan participant, you are permitted to roll over your GIFL plan benefits to a Contract.

Generally, we will issue a Contract as a traditional IRA. However, if you request otherwise or if your initial Purchase Payment is from your GIFL Retirement Plan Roth Account, we will issue a Contract as a Roth IRA. After that, you may make Additional Purchase Payments, including IRA Rollovers, subject to certain tax qualification rules and our limits on Additional Purchase Payments. For example, under current rules, distributions from another retirement plan described in section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code may be rolled over directly to the Contract issued as a Roth IRA.

We restrict Purchase Payments made after the first Contract Anniversary to $25,000 measured over the life of the Contract, unless otherwise approved by us. No Additional Purchase Payments will be allowed on or after the 81st birthday of the older of the Annuitant and any co-Annuitant. See “V. Description of the Contract – Purchase Payments” for more details.

What charges do I pay under the Contract?

Your Contract’s asset-based charges compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. We also assess a Guaranteed Income for Life fee, based on the Contract’s Benefit Base. We may also use amounts derived from the charges for payment of distribution expenses. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment.

What are my investment choices?

You may invest in any of the Variable Investment Options (subject to the restrictions on the Money Market Investment Option, described below). Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you invest in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

•	You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.
•	Although the Portfolio may invest directly in securities or indirectly, through other underlying portfolios, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

If you would prefer a broader range of investment options, you (and your financial advisor) should carefully consider the features of other variable annuity contracts offered by other life insurance companies, or other forms of traditional IRAs and Roth IRAs, before purchasing a Contract.

Restrictions on the Money Market Investment Option. You will not be permitted to make new investments in the Money Market Investment Option unless all or a portion of your Contract Value was allocated to the Money Market Investment Option on April 26, 2013.* If so, you may continue to make new investments through Additional Purchase Payments (if not otherwise restricted) to that Investment Option. However, transfers of amounts from other Investment Options are not permitted, and you can no longer invest in the Money Market Investment Option if at any time thereafter you fail to maintain a minimum balance in that Option.

*For Contracts issued on or after April 29, 2013, the Money Market Variable Investment Option is available only during the initial inspection period for Contracts issued in California to purchasers age 60 and older.

How can I change my investment choices?

Allocation of Purchase Payments. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.

Transfers Among Investment Options. Prior to the Annuity Commencement Date, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and discussed in greater detail in “V. Description of the

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Contract – Transfers Among Investment Options.” After the Annuity Commencement Date, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “V. Description of the Contract – Transfers after Annuity Commencement Date.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the Investment Company Act of 1940, as amended (the “1940 Act”) to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We reserve the right to restrict Investment Options at any time. If we restrict an Investment Option, you may not be able to transfer or allocate Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers after the Annuity Commencement Date”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. Withdrawals may be subject to income tax, including an additional 10% penalty tax in many cases, on the taxable portion of any distributions taken from a Contract. Owners of Contracts issued as Roth IRAs may be subject to a penalty tax for withdrawals taken on certain distributions within the first five years after establishment of the account.

If we issue your Contract for use as a traditional IRA, you will be subject to tax requirements for minimum distributions over your lifetime. The Code requires that distributions from most Contracts commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract. Please read “VII. Federal Tax Matters” for more information about taxation on withdrawals and minimum distribution requirements applicable to traditional IRAs and Roth IRAs.

What is my Contract Guarantee?

We designed the Contract to make a Lifetime Income Amount available for annual withdrawals starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available for as long as you live. In most cases, you may elect to cover the lifetimes of you and your Spouse by selecting a Spousal Lifetime Income Amount. We describe the Spousal Lifetime Income Amount in more detail in the “Guaranteed Income for Life Provisions” section of the Prospectus.

You could lose benefits if your annual withdrawal amounts exceed the Lifetime Income Amount. We may reduce the Lifetime Income Amount if you take any withdrawals before the applicable Lifetime Income Date. You will lose the Lifetime Income Amount if your Withdrawal Amounts before the applicable Lifetime Income Date deplete your Contract Value and any remaining “Benefit Base” to zero.

The Contract permits you to choose how much Contract Value to withdraw at any time. We may reduce the Lifetime Income Amount that we guarantee for future lifetime benefit payments, however, if:

●	you take any withdrawals before the Lifetime Income Date, or
●	your annual withdrawals after the Lifetime Income Date exceed the Lifetime Income Amount.

We will pay guaranteed minimum withdrawal benefits automatically during the “Settlement Phase” that we describe in the “Guaranteed Income for Life Provisions” section of the Prospectus.

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How do you determine the initial Lifetime Income Amount?

That will depend on the type of Lifetime Income Amount provided in your Contract. If you start taking withdrawals on the Lifetime Income Date, the Lifetime Income Amount will equal:

●	5% of the Benefit Base for a Single Life Lifetime Income Amount; or
●	4.5% of the Benefit Base for a Continuation Single Life Lifetime Income Amount; or
●	4.5% of the Benefit Base for a Spousal Lifetime Income Amount.

We will issue a Contract to reflect any minimum guaranteed withdrawal benefit that you may have established in your GIFL Retirement Plan. We will issue you a Contract with a 5% Single Life Lifetime Income Amount if you had established, or were the beneficiary of, an account under your GIFL Retirement Plan that:

●	was covered by our single life minimum guaranteed withdrawal benefit; or
●	was covered by a Spousal minimum guaranteed withdrawal benefit but subsequently split and changed to two “single life” accounts in connection with a divorce or a legal separation.

We will issue you a Contract with a 4.5% Continuation Single Life Lifetime Income Amount if you had established, or were the beneficiary of, a GIFL Retirement Plan account that was covered by a Spousal guarantee and:

●	you are a surviving Spouse of a former participant under a GIFL Retirement Plan; or
●	you are a participant under a GIFL Retirement Plan and your Spouse has died.

We will issue you a Contract with the 4.5% Spousal Lifetime Income Amount if you have established a GIFL Retirement Plan account that is covered by a Spousal guarantee and:

●	you and your Spouse are still alive and married when we issue a Contract; and
●	you name your Spouse as a “co-Annuitant” in the Contract you purchase.

If you have not established the minimum guaranteed withdrawal benefit in your GIFL Retirement Plan, we will allow you to select a Single Lifetime Income Amount or a Spousal Lifetime Income Amount until the Lifetime Income Date. If you defer taking withdrawals on and after the Lifetime Income Date, you can defer making your election between a Single Life Lifetime Income Amount and a Spousal Lifetime Income Amount.

We may reduce the initial Lifetime Income Amount if your annual withdrawals after the Lifetime Income Date exceed the Lifetime Income Amount applicable to your Contract. We may increase or “step up” the guaranteed minimum withdrawal benefit amounts on Anniversary Dates to reflect market performance or other factors. You may also increase the amounts we guarantee by making Additional Purchase Payments that we accept.

Please read “V. Description of the Contract – Lifetime Income Provisions” for additional information on the calculation of Lifetime Income Amounts.

When do you determine the initial Lifetime Income Amount?

We determine the initial Lifetime Income Amount on the Lifetime Income Date applicable to your Contract. The Lifetime Income Date under your Contract either will be the date we issue your Contract or an anniversary of that date. We determine the Lifetime Income Date based on:

1.	a minimum age of (a) 59 1⁄2 for a Single Life or Continuation Single Life Lifetime Income Amount; or (b) 59 1⁄2 for the younger of you and your Spouse for a Spousal Lifetime Income Amount; and
2.	a “holding period” of up to 5 Contract Years. The Lifetime Income Date will not occur, and we will not determine a Lifetime Income Amount, unless your Contract remains in force throughout the holding period. We will reduce the holding period to reflect the holding period that you satisfied while you were a participant in a GIFL Retirement Plan if: (a) you purchase a Contract with a distribution from the GIFL Retirement Plan; and (b) the amount of your initial Purchase Payment for the Contract does not exceed your GIFL Account Value by more than 20% of the Transferred Benefit Base. If you are a surviving Spouse of a deceased participant, the holding period will reflect the holding period your Spouse satisfied while he or she was a participant in the plan. We reserve the right to reset the holding period (i.e., impose a new holding period of up to 5 Contract Years) if you make an Additional Purchase Payment that exceeds 20% of the Benefit Base at the time of payment, or causes the total of all Purchase Payments in that Contract Year to exceed 20% of the Benefit Base. We will not reset the holding period, however, if you make an Additional Purchase Payment after the Lifetime Income Date.

Example: Assume that you purchase a GIFL IRA Rollover Variable Annuity Contract on May 1, 2016 for a Single Life Lifetime Income Amount, when you are age 60 and the holding period in your GIFL Retirement Plan was scheduled to end on May 31, 2016.

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Your Lifetime Income Date for GIFL is May 1, 2017, the Contract Anniversary after you have satisfied both the age and holding period requirement. If you purchase the GIFL IRA Rollover Variable Annuity Contract on June 1, 2016, your Lifetime Income Date will be June 1, 2016 since both requirements were satisfied prior to the date that the Contract was purchased.

Please read “Purchase Payments” and “Lifetime Income Provisions” in “V. Description of the Contract” for additional information on the holding period and the Lifetime Income Date.

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

●	withdrawals (including surrender of the Contract, payments of the Lifetime Income Amount or any systematic withdrawals);
●	payment of any death proceeds; and
●	periodic payments under one of our annuity payment options.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

●	the type of the distribution;
●	when the distribution is made;
●	the rules governing distributions and rollovers from a Qualified Plan to a traditional IRA or Roth IRA;
●	the rules governing distributions from a traditional IRA or Roth IRA; and
●	the circumstances under which the payments are made.

The Code does not permit Contracts issued to qualify as traditional IRAs or Roth IRAs to be used for loans, assignments or pledges. A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract issued as a traditional IRA before you reach age 59 1⁄2. Traditional IRAs are subject to minimum distribution requirements beginning in the year after the year a taxpayer turns age 70 1⁄2, and both traditional IRAs and Roth IRAs are subject to requirements for death benefit distributions to commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can derive tax deferral benefits from the rollover of your GIFL Account Value into a Contract, or on any earnings under the Contract.

The Contract does not provide any tax-deferral benefits in addition to those that are accorded the Contract because it is an IRA. However, the Contract offers features and benefits that other investments may not offer. You and your financial advisor should carefully consider whether the features and benefits, including the Investment Options, protection through living guarantees and other benefits provided under the Contract are suitable for your needs and objectives and are appropriate in light of the expense.

We provide additional information on taxes in the “VII. Federal Tax Matters” section of this Prospectus. We make no attempt to provide more than general information. Purchasers of Contracts for use with any retirement plan should consult with a qualified tax advisor regarding the suitability of the Contract.

Can I return my Contract?

In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. Because your Contract is issued as an IRA, you will receive a refund of any Purchase Payments you made during the first seven days of this period if that amount is greater than the Contract Value. After seven days, we will return the Contract Value. The date of cancellation is the date we receive the Contract. Rather than receive the Contract Value as a taxable distribution, you may opt to return this amount to the GIFL Retirement Plan (if permitted under the plan) (see “VII. Federal Tax Matters”).

Will I receive a Transaction Confirmation?

We will send you a confirmation statement for certain transactions in your Investment Options. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

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III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a GIFL Rollover Contract. These fees and expenses are more completely described in this Prospectus under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses.

The following table describes the fees and expenses that you pay at the time that you buy the Contract or surrender the Contract, or potentially when you transfer Contract Value between Investment Options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

Transfer Fee[2]
Maximum Fee	$25
Current Fee	$ 0

1  State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (See “VI. Charges and Deductions – Premium Taxes”).

2  This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses Other Than Portfolio Expenses

Annual Contract Fee	None

Annual Separate Account Expenses[1]
Administration Fee	0.15%
Mortality and Expense Risks Fee[2]	0.20%
Total Annual Separate Account Expenses	0.35%

Guaranteed Income for Life Fee[3]
Maximum Fee	0.65%
Current Fee	0.35%

1  A daily charge reflected as an annualized percentage of the Variable Investment Options.

2  This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.

3  Amount shown is an annual percentage based on the Benefit Base. We reserve the right to increase the fee on Step-Up. You can opt out of a Step-Up in that case, and can opt in for future Step-Ups.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2015)	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses	0.53%	1.21%

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Examples

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

Example 1: Maximum Portfolio operating expenses

The following example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year and that the maximum Guaranteed Income for Life fee and the maximum fees and expenses of any of the Portfolios apply. We calculate the Guaranteed Income for Life fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, and your Benefit Base “steps up” to equal your Contract Value on each “Step-Up” Date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$224	$689	$1,181	$2,531
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$224	$689	$1,181	$2,531

Example 2: Minimum Portfolio operating expenses

The next example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year, the maximum Guaranteed Income for Life fee and the minimum fees and expenses of any of the Portfolios apply. We calculate the Guaranteed Income for Life fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, and your Benefit Base steps up to equal your Contract Value on each Step-Up Date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$155	$480	$829	$1,810
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$155	$480	$829	$1,810

Example 3: Minimum Portfolio operating expenses

The next example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year, the current Guaranteed Income for Life fee and the minimum fees and expenses of any of the Portfolios apply. We calculate the Guaranteed Income for Life fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, and your Benefit Base steps up to equal your Contract Value on each Step-Up Date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$125	$388	$672	$1,479
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$125	$388	$672	$1,479

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Portfolio Expenses

The following table describes the operating expenses for each of the Portfolios, as a percentage of the Portfolio’s average net assets for the fiscal year ending December 31, 2015, except as stated below in the notes that follow the table. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus and in the notes following the table.

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimbursement	Net Operating Expenses
Core Strategy
Series II	0.04%	0.25%	0.02%	0.54%	0.86%[2]	0.00%	0.86%
Franklin Templeton Founding Allocation
Series II	0.04%	0.25%	0.03%	0.89%	1.21%[2]	0.00%	1.21%
Lifestyle Balanced MVP
Series II	0.05%	0.25%	0.02%	0.66%	0.98%[2]	-0.02%[3]	0.96%
Lifestyle Balanced PS Series
Series II	0.04%	0.25%	0.03%	0.56%	0.88%[2]	0.00%	0.88%
Lifestyle Conservative MVP
Series II	0.05%	0.25%	0.02%	0.62%	0.94%[2]	-0.02%[3]	0.92%
Lifestyle Conservative PS Series
Series II	0.04%	0.25%	0.05%	0.58%	0.92%[2]	-0.01%[4]	0.91%
Lifestyle Growth MVP
Series II	0.05%	0.25%	0.02%	0.68%	1.00%[2]	-0.02%[3]	0.98%
Lifestyle Growth PS Series
Series II	0.04%	0.25%	0.02%	0.55%	0.86%[2]	0.00%	0.86%
Lifestyle Moderate MVP
Series II	0.05%	0.25%	0.02%	0.65%	0.97%[2]	-0.02%[3]	0.95%
Lifestyle Moderate PS Series
Series II	0.04%	0.25%	0.04%	0.56%	0.89%[2]	0.00%	0.89%
Money Market[5],6,
Series II	0.36%	0.25%	0.03%	--	0.64%	-0.11%[7]	0.53%
Ultra Short Term Bond
Series II	0.55%	0.25%	0.06%	--	0.86%	0.00%	0.86%

[1]	“Acquired Portfolio Fees and Expenses” are based on indirect net expenses associated with the Portfolio’s investments in underlying investment companies.

[2]	The “Total Annual Operating Expenses” shown may not correlate to the Portfolio’s ratios of expenses to average net assets shown in the “Financial Highlights” section of the Portfolio prospectus, which does not include “Acquired Portfolio Fees and Expenses.”

[3]	JHIMS LLC (the “Adviser”) has contractually agreed to reduce its management fee and/or make payment to the Portfolio in an amount equal to the amount by which “Other Expenses” of the Portfolio exceed 0.00% of the averaged annual net assets (on an annualized basis) of the Portfolio. “Other Expenses” means all of the expenses of the Portfolio, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, distribution and service (Rule 12b-1) fees, underlying portfolio expenses (“Acquired Portfolio Fees and Expenses”), and short dividend expense. The current expense limitation agreement expires on April 30, 2017 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

[4]	The Adviser has contractually agreed to reduce its management fee and/or make payment to the Portfolio in an amount equal to the amount by which “Other Expenses” of the Portfolio exceed 0.04% of the averaged annual net assets (on an annualized basis) of the Portfolio. “Other Expenses” means all of the expenses of the Portfolio, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, distribution and service (Rule 12b-1) fees, underlying portfolio expenses (“Acquired Portfolio Fees and Expenses”), and short dividend expense. The current expense limitation agreement expires on April 30, 2016 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

[5]	For Contracts issued prior to April 29, 2013, the Money Market Variable Investment Option is subject to restrictions (see “V. Description of the Contract – Maximum Number of Investment Options”). For Contracts issued on or after April 29, 2013, the Money Market Variable Investment Option is available only during the initial inspection period for Contracts issued in California to purchasers age 60 and older.

[6]	“Management fee” has been restated to reflect the contractual management fee schedule effective April 6, 2016.

[7]

To the extent that “Expenses” of the fund exceed 0.28% of average annual net assets (on an annualized basis) of the fund, (the “Fund Expense Limitation”), the advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which “Expenses” of the fund exceed the Fund Expense Limitation. “Expenses” means all fund-level and class-specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) acquired fund fees

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and expenses paid indirectly, and (g) short dividend expense. The Fund Expense Limitation expires on April 30, 2018, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

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IV. General Information about Us, the Separate Accounts and the Portfolios

The Companies

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is P.O. Box 55445, Boston, MA 02205-5445; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuitiesnewyork.com.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount and any Fixed Annuity Option. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law; to add other Subaccounts; to eliminate existing Subaccounts; and to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.

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We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of the John Hancock Variable Insurance Trust.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

Our Managed Volatility Portfolios

In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders). We seek to make available Investment Options that use strategies that are intended to lower potential volatility of returns and limit the magnitude of Portfolio losses. These include, but are not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Contract (and optional benefit Riders). The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract (and/or under optional benefit Riders).

During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

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Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio’s average daily net assets for 2015, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Investment Options.

The Portfolios pay us or certain of our affiliates, compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds of Funds

Each of the John Hancock Variable Insurance Trust’s Core Strategy Trust, Franklin Templeton Founding Allocation Trust, Lifestyle Balanced MVP, Lifestyle Balanced PS Series, Lifestyle Conservative MVP, Lifestyle Conservative PS Series, Lifestyle Growth MVP, Lifestyle Growth PS Series, Lifestyle Moderate MVP and Lifestyle Moderate PS Series (“JHVIT Funds of Funds”) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than that for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the Portfolios, associated investment risks and deductions from and expenses paid out of the assets of the Portfolio.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus without charge, by contacting us at the Annuities Service Center website, phone number or address shown on the first page of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Franklin Templeton Founding Allocation Trust	Seeks long-term growth of capital. To do this, the Portfolio invests primarily in three JHVIT Portfolios: Global Trust, Income Trust and Mutual Shares Trust. The Portfolio is a fund of funds and is also authorized to invest in other underlying portfolios and investment companies.

Ultra Short Term Bond Trust

Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. To do this, the Portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade debt securities.

Note: The Ultra Short Term Bond Portfolio is not a money market fund. Although the Portfolio seeks to preserve the principal value of your investment, the Portfolio’s value fluctuates, and it is possible to lose money by investing in this Investment Option.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited
Money Market Trust

Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

Note: Although the Money Market Portfolio seeks to preserve the principal value of your investment, it is possible to lose money by investing in this Investment Option. For example, the Money Market Portfolio could lose money if a security purchased by the Portfolio is downgraded, and the Portfolio must sell the security at less than the original cost of the security. Also, the returns of the Money Market Subaccount in your Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market Portfolio is not sufficient to offset the Contract’s expense deductions.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited
Core Strategy Trust	Seeks long term growth of capital; current income is also a consideration. To do this, the Portfolio invests approximately 70% of its total assets in equity securities and portfolios which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and portfolios which invest primarily in fixed income securities. The Portfolio is a fund of funds and is also authorized to invest in other underlying portfolios and investment companies.

Lifestyle Balanced MVP	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 55%.

Lifestyle Balanced PS Series	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 50% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets and approximately 50% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited
Lifestyle Conservative MVP	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.

Lifestyle Conservative PS Series	Seeks a high level of current income with some consideration given to growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 80% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets and approximately 20% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Growth MVP	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.

Lifestyle Growth PS Series	Seeks long-term growth of capital. Current income is also a consideration. The Portfolio operates as a fund of funds and normally invests approximately 70% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets and approximately 30% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited
Lifestyle Moderate MVP	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.

Lifestyle Moderate PS Series	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio operates as a fund of funds and normally invests approximately 60% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets and approximately 40% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. You should read each Portfolio’s prospectus carefully before investing in a corresponding Variable Investment Option.

Voting Interest

We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Option corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

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During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

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V. Description of the Contract

Eligibility

The Contract may be purchased only as an IRA Rollover, funded by distributions from a GIFL Retirement Plan.

We will issue a Contract as either a traditional IRA or as a Roth IRA, but not both. If you want both a traditional IRA and a Roth IRA, you may need to issue instructions to your plan sponsor or administrator (or complete separate applications) to purchase separate Contracts.

When you purchase a Contract from John Hancock New York, you will receive a certificate of coverage under a group contract issued by John Hancock New York to trustees of one or more trusts which permit individuals to purchase IRAs or for IRA annuities.

General Contract Provisions Prior to the Annuity Commencement Date

Purchase Payments

Your initial Purchase Payment must include a distribution of the GIFL Account Value to a Contract that you intend to use as a traditional IRA or a Roth IRA. After that, and subject to eligibility and our restrictions, you may continue your IRA contributions or make Additional Purchase Payments either through an IRA Rollover from a tax-qualified retirement plan in which you participate, or directly to our Annuities Service Center. (Please see “VII. Federal Tax Matters” for general information about IRA contributions and special qualification rules that apply to Roth IRAs.)

We usually restrict the total amount of Additional Purchase Payments you make after the first Contract Anniversary to $25,000 measured over the life of the Contract, but we may approve a higher amount. We do not permit you to make Additional Purchase Payments (other than the initial Purchase Payment) on or after the oldest Annuitant’s or co-Annuitant’s 81st birthday. All Purchase Payments must be in U.S. dollars.

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone and electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below). You should consult with your own qualified tax advisor regarding any payment limits under your IRA.

New Holding Period for Certain Additional Purchase Payments. We reserve the right to reset the “holding period” if you make an Additional Purchase Payment on or before the Lifetime Income Date, and either:

●	the Additional Purchase Payment exceeds 20% of your Benefit Base at the time of payment; or
●	the Additional Purchase Payment, when combined with all other Purchase Payments you make during that Contract Year, exceeds 20% of your Benefit Base.

This means that we can change and defer the Lifetime Income Date, and defer our guarantee of a Lifetime Income Amount, for up to 5 Contract Years from the date you make an Additional Purchase Payment that exceeds the limits described above.

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Options in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Options by dividing (i) the amount allocated to that Investment Option by (ii) the value of an accumulation unit for that Investment Option we next compute after a purchase transaction is complete.

We credit Purchase Payments received by mail or wire transfer on the Business Day on which they are received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt of your Purchase Payment, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death proceeds, or apply amounts to an Annuity Option.

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Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We will use a Portfolio share’s net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

●	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or
●	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Automated Transactions. Automated transactions include transfers under the Asset Rebalancing program, pre-scheduled withdrawals, Required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day. Please see the SAI for more information on processing automated transactions.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;
(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and
(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

Transfers Among Investment Options

Prior to the Annuity Commencement Date, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Investment Option from which you transfer amounts and we will credit accumulation units to the Investment Option to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Option. If after the transfer the amount remaining in the Investment Option is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

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To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Asset Rebalancing program, (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (c) transfers made after the Annuity Commencement Date (these transfers are subject to a 30-day notice requirement, however, as described in “Annuitization Provisions – Transfers after Annuity Commencement Date”). Under each Separate Account’s policy and procedures, Contract Owners may transfer to the Ultra Short Term Bond Investment Option even if a Contract Owner reaches the two transfers per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

●	restricting the number of transfers made during a defined period;
●	restricting the dollar amount of transfers;
●	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
●	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options

We currently do not limit the number of Investment Options to which you may allocate Purchase Payments.

Restrictions on the Money Market Investment Option. You will not be permitted to make new investments in the Money Market Investment Option unless all or a portion of your Contract Value was allocated to the Money Market Investment Option on April 26, 2013.* If so, you may continue to make new investments through Additional Purchase Payments (if not otherwise restricted) to that Investment Option. However, transfers of amounts from other Investment Options are not permitted, and you can no longer invest in the Money Market Investment Option if at any time thereafter you fail to maintain a minimum balance in that Option. If you are enrolled in an Asset Rebalancing Program that includes the scheduled transfers of Contract Value into the Money Market Investment Option, then the program will continue to make those transfers (see “Special Transfer Services – Asset Rebalancing Program” in this section, below).

*For Contracts issued on or after April 29, 2013, the Money Market Variable Investment Option is available only during the initial inspection period for Contracts issued in California to purchasers age 60 and older.

Telephone and Electronic Transactions

We permit you to request transfers automatically by telephone. You can also apply to request withdrawals automatically by telephone. We also encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

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We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

●	any loss or theft of your password; or
●	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

●	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
●	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
●	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You should consult with your financial advisor to assist you in determining whether the Asset Rebalancing program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Contracts, exercise of the withdrawal right may require the consent of the Annuitant’s Spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request in Good Order at our Annuities Service Center, minus any applicable administrative fee or tax. We will then cancel the Contract. In the case of a withdrawal, we will pay the amount requested, reduced by any applicable administrative fee or amount withheld for taxes, and cancel accumulation units credited to each Investment Option equal in value to the amount withdrawn from that Investment Option.

When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option. If you do not specify the Investment Options from which a withdrawal is to be taken, we will take the withdrawal proportionally from all of your Variable Investment Options. There is no limit on the frequency of withdrawals.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer

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the right of withdrawal or postpone payments for any period when:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●	trading on the New York Stock Exchange is restricted;
●	an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;
●	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or
●	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax (see “VII. Federal Tax Matters”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

●	you are requesting that we mail the amount withdrawn to an alternate address; or
●	you have changed your address within 30 days of the withdrawal request; or
●	you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy program provides you with an automatic way to access guaranteed withdrawal amounts. There is no charge for participation in this program. For more information please read “Pre-Authorized Withdrawals – The Income Made Easy Program” in the “Guaranteed Income for Life Provisions” section below.

Guaranteed Income for Life Provisions

Overview

The Contract provides a guaranteed minimum withdrawal benefit. This benefit provides a Lifetime Income Amount, which is available for annual withdrawals starting on a Lifetime Income Date. If you limit your annual withdrawals of Contract Value to the Lifetime Income Amount, we guarantee that we will make the Lifetime Income Amount available to you, as long as you are the Annuitant under the Contract. You may elect, in most cases, to cover the lifetimes of you and your Spouse by selecting a Spousal Lifetime Income Amount benefit. Under the Spousal Lifetime Income Amount benefit, we guarantee that we will make the Lifetime Income Amount available as long as you (the “Annuitant”) or your Spouse (the “co-Annuitant”) remains alive. The Spousal Lifetime Income Amount benefit will end if there is a change in the Contract that removes the co-Annuitant from coverage and the Annuitant subsequently dies.

Although the Lifetime Income Amount guarantees a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value before the Annuity Commencement Date. We may reduce the Lifetime Income Amount, however if you take any withdrawal before the Lifetime Income Date, or an Excess Withdrawal in any year after that. We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we step up the Benefit Base to reflect current Contract Value.

Determination of the Lifetime Income Date

Single Life and Continuation Single Life Lifetime Income Amounts. Under a Single Life or a Continuation Single Life form of Lifetime Income Amount, the earliest Lifetime Income Date is the date we issue your Contract if:

●	you, the Annuitant, are age 59 1⁄2 or older at that time; and
●	you (or your decedent Spouse) were a participant in your employer’s GIFL Retirement Plan and completed the “holding period” requirement for the guaranteed minimum withdrawal benefit we provided for your (or your decedent Spouse’s) account in that plan; and
●	the amount of your initial Purchase Payment for the Contract does not exceed your GIFL Account Value by more than 20% of the Transferred Benefit Base from the GIFL Retirement Plan.

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In all other cases, the earliest Lifetime Income Date for a Single Life form of Lifetime Income Amount is the Anniversary Date of your Contract on or next following the date:

●	you, the Annuitant, are age 59 1⁄2; and
●	you complete a holding period of no more than 5 years. We will transfer credit for any completed holding period from your (or your decedent Spouse’s) account with your employer’s GIFL Retirement Plan if the amount of your initial Purchase Payment for the Contract does not exceed your GIFL Account Value by more than 20% of the Transferred Benefit Base from the GIFL Retirement Plan. We will do this by incorporating the earliest Lifetime Income Date under the GIFL Retirement Plan.

We may change the earliest Lifetime Income Date if you change a Single Life Lifetime Income Amount to a Spousal Lifetime Income Amount. Please read the following section for more information.

Spousal Lifetime Income Amount. Under a Spousal Lifetime Income Amount, the earliest Lifetime Income Date is the date we issue your Contract if:

●	you, the Annuitant, and your Spouse, the co-Annuitant, are both age 59 1⁄2 or older at that time; and
●	you were a participant in your employer’s GIFL Retirement Plan and completed the holding period requirement for the guaranteed minimum withdrawal benefit we provided for your account; and
●	the amount of your initial Purchase Payment for the Contract does not exceed your GIFL Account Value by more than 20% of the Transferred Benefit Base from the GIFL Retirement Plan.

In all other cases, the earliest Lifetime Income Date for a Spousal Lifetime Income Amount is the Anniversary Date of your Contract on or next following the date:

●	you, the Annuitant, and your Spouse, the co-Annuitant, are both age 59 1⁄2 or older; and
●	you complete a holding period of no more than 5 years. We will transfer credit for any completed holding period from your (or your decedent Spouse’s) account with your employer’s GIFL Retirement Plan if your initial Purchase Payment for the Contract does not exceed your GIFL Account Value by more than 20% of the Transferred Benefit Base from the GIFL Retirement Plan. We will do this by incorporating the earliest Lifetime Income Date under the GIFL Retirement Plan.

We may change the Lifetime Income Date if you change a Spousal Lifetime Income Amount to a Single Life Lifetime Income Amount. Please read “Choosing a Single Life, Continuation Single Life or a Spousal Lifetime Income Amount,” below, for more information.

Deferral of Lifetime Income Date. You may defer a Lifetime Income Date if you defer taking any withdrawals on or after the earliest Lifetime Income Date. If you do, you may continue to change from a Single Life (but not from a Continuation Single Life) to a Spousal Lifetime Income Amount until you take a withdrawal, as described in the following section.

We reserve the right to reset the holding period and defer the Lifetime Income Date for up to 5 Contract Years if you make certain Additional Purchase Payments before the Lifetime Income Date. Please see “V. Description of the Contract – Purchase Payments” for more information.

Choosing a Single Life, Continuation Single Life or Spousal Lifetime Income Amount

At Issue. You select a Single Life, Continuation Single Life or Spousal form of Lifetime Income Amount when you purchase a Contract.

You can select a Single Life Lifetime Income Amount (i.e., 5% of the Benefit Base) if:

●	you are the Annuitant under the Contract and we did not make any payments under your employer’s GIFL Retirement Plan to you or to any current, former or decedent Spouse of yours that was covered by our Spousal Lifetime Income Amount minimum guaranteed withdrawal benefit; or
●	you are the Annuitant under the Contract; and
¡	you had established an account in your GIFL Retirement Plan that was covered by a Spousal minimum guaranteed withdrawal benefit, and
¡	you subsequently split and changed it to two “single life” accounts in connection with a divorce or a legal separation; and
¡	you do not include your Spouse as a “co-Annuitant” in the Contract you purchase; and
¡	you are not eligible for a Continuation Single Life Lifetime Income Amount.

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You can select a Continuation Single Life Lifetime Income Amount (i.e., 4.5% of the Benefit Base) if:

●	you are the Annuitant under the Contract; and either
●	you are a surviving Spouse of a former participant under a GIFL Retirement Plan and the beneficiary of a GIFL Retirement Plan account that was covered by a Spousal guarantee; or
●	you are a former participant under a GIFL Retirement Plan that was covered by a Spousal guarantee and your Spouse has died.

You can select a Spousal Lifetime Income Amount if:

●	you are the Annuitant under the Contract; and
●	your Spouse is the co-Annuitant under the Contract; and
●	you did not establish a single-life minimum guaranteed withdrawal benefit in your GIFL Retirement Plan.

Before the Lifetime Income Date. You can change a Single Life Lifetime Income Amount designation to a Spousal Lifetime Income Amount designation before the Lifetime Income Date if:

●	you are the Annuitant under the Contract at the time of change; and
●	you add your current Spouse as a co-Annuitant to the Contract at the time of change.

If you make this change, we will change the Lifetime Income Date if your Spouse is under age 59 1⁄2 and younger than you. The new Lifetime Income Date will reflect the Contract Anniversary on or immediately following the date your Spouse is 59 1⁄2 and you have satisfied any remaining holding period under the Contract.

You can change a Spousal Lifetime Income Amount designation to a Single Life Lifetime Income Amount designation before the Lifetime Income Date if:

●	the Lifetime Income Amount had not been determined under your employer’s GIFL Retirement Plan for you or for any former, current or decedent Spouse of yours that was covered by a Spousal Lifetime Income Amount minimum guaranteed withdrawal benefit that we provide; and
●	you are the Annuitant under the Contract at the time of change and you remove the co-Annuitant from the Contract.

If you make any change from a Spousal Lifetime Income Amount and remove the co-Annuitant from the Contract, we will change the Lifetime Income Date if the co-Annuitant is under age 59 1⁄2 and younger than you. We will determine the new Lifetime Income Date based on your age and any remaining holding period under the Contract.

You can change your designation by contacting the Annuities Service Center and completing any forms that we may require.

After the Lifetime Income Date. You can change your designation of a Single Life or Spousal Lifetime Income Amount after the Lifetime Income Date only if you defer making any withdrawals on or after that date. If you do, you can change your designation up until the date you take a withdrawal. We describe how to change Lifetime Income Amount designations in the preceding section.

You may select a Spousal Lifetime Income Amount only before you take a withdrawal from the Contract. If you change a Single Life Lifetime Income Amount to a Spousal Lifetime Income Amount, we will calculate a lower Lifetime Income Amount (4.5% of the Benefit Base).

Calculation of the Lifetime Income Amount

We calculate the Lifetime Income Amount as a percentage of the Benefit Base under your Contract. The Lifetime Income Amount differs between a Single Life, Continuation Single Life and Spousal form of Lifetime Income Amount:

●	the Single Life Lifetime Income Amount equals 5.0% of the Benefit Base;
●	the Continuation Single Life Lifetime Income Amount equals 4.5% of the Benefit Base; and
●	the Spousal Lifetime Income Amount equals 4.5% of the Benefit Base.

We issue Contracts with a 4.5% Continuation Single Life Lifetime Income Amount where:

●	the Annuitant is a surviving Spouse of a former participant under a GIFL Retirement Plan; or
●	the Annuitant is a former participant under a GIFL Retirement Plan, and has received distributions from that plan that were covered, in whole or in part, by our Spousal Lifetime Income Amount minimum guaranteed withdrawal benefit.

We calculate an initial Benefit Base on the date we issue a Contract. We first calculate the Lifetime Income Amount on the earliest Lifetime Income Date. We recalculate and reduce the Benefit Base and Lifetime Income Amount if you take annual withdrawals that exceed the Lifetime Income Amount. We also reduce the Benefit Base if you take any withdrawals before the Lifetime Income Date.

We may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we step up the Benefit Base to reflect current Contract Value. We also may recalculate the Lifetime Income Amount if you defer the earliest Lifetime Income Date and change the form of the Lifetime Income Amount from a Single Life to a Spousal form or vice versa.

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We may decrease the Benefit Base to reflect withdrawals. We may increase the Benefit Base to reflect Step-Ups and Additional Purchase Payments. Any decrease or increase in the Benefit Base will result in a corresponding decrease or increase in the Lifetime Income Amount.

Increases in the Guaranteed Income for Life Feature

Impact of Additional Purchase Payments. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the amount of the Additional Purchase Payment. We reserve the right to reset the holding period and defer the Lifetime Income Date for up to 5 Contract Years if you make certain Additional Purchase Payments before the Lifetime Income Date. Please see “V. Description of the Contract – Purchase Payments” for more information.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment to your Contract, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus:

●	the excess, if any, of the Additional Purchase Payment over
●	the amount of your withdrawals reduced by any Purchase Payment since the last time we calculated the Benefit Base (i.e., the last date of a Purchase Payment that we applied to the Benefit Base, the last date we reduced the Benefit Base because of a withdrawal, the last Step-Up Date, or the Lifetime Income Date).

If a Purchase Payment increases the Benefit Base after the Lifetime Income Date, we will increase the Lifetime Income Amount. The new Lifetime Income Amount will equal:

●	(for Single Life Lifetime Income Amounts) 5% of the Benefit Base in effect immediately after the Purchase Payment; or
●	(for Continuation Single Life and Spousal Lifetime Income Amounts) 4.50% of the Benefit Base in effect immediately after the Purchase Payment.

Please read “Calculation of the Lifetime Income Amount,” above, for more information.

Step-Ups. On the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary (Step-Up Dates), we compare your Contract Value to the Benefit Base and the Lifetime Income Amount. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we will automatically increase (“step up”) the Benefit Base to equal the Contract Value. We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the corresponding amount that we deduct for the Guaranteed Income for Life guarantee (see “VI. Charges and Deductions – Guaranteed Income for Life Fee”).

The new Lifetime Income Amount will equal:

●	(for Single Life Lifetime Income Amounts) 5% of the new Benefit Base value after the Step-Up; or
●	(for Continuation Single Life and Spousal Lifetime Income Amounts) 4.50% of the new Benefit Base value after the Step-Up.

Please read “Calculation of the Lifetime Income Amount,” above, for more information.

Since the Guaranteed Income for Life fee is a percentage of the Benefit Base, we will increase the amount of the Guaranteed Income for Life fee after a Step-Up to reflect the new Benefit Base. We also reserve the right to increase the rate of the Guaranteed Income for Life fee up to a maximum rate of 0.65%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “VI. Charges and Deductions – Guaranteed Income for Life Fee”). If you decline the Step-Up, the fee rate will not be increased.

If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Impact of Withdrawals before the Lifetime Income Date

Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the withdrawal amount.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

EXAMPLE: Assume that you purchase a Contract through an IRA Rollover when you are 45. (Since you are under age 59 1⁄2 at time of purchase, the Lifetime Income Date will not occur until the Contract Anniversary following the date you become 59 1⁄2.) Now assume

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that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000 and you withdraw $5,000 of Contract Value. In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 times 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 minus $5,625, or $84,375.

If you take any withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the Lifetime Income Amount on the Lifetime Income Date. If your Contract Value and your Benefit Base decline to zero before the Lifetime Income Date, you will lose the Lifetime Income Amount Guarantee. (See “Settlement Phase,” below.)

Impact of Withdrawals after the Lifetime Income Date

After the Lifetime Income Date, you may withdraw the Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reduce the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine whether the withdrawal amount is an Excess Withdrawal (i.e., a withdrawal that exceeds the Lifetime Income Amount when combined with any other withdrawals for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal. Each time we reduce the Benefit Base, we also reduce your Lifetime Income Amount. The reduced Lifetime Income Amount equals:

●	(for Single Life Lifetime Income Amounts) 5% of the new Benefit Base; or
●	(for Spousal Lifetime Income Amounts and Continuation Single Life Lifetime Income Amounts) 4.50% of the new Benefit Base.

In all cases, we reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year. Please see Appendix A: “Guaranteed Income for Life Examples” for the impact of withdrawals after the Lifetime Income Date.

In certain circumstances, we will not reduce the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken after the Lifetime Income Date as “Life Expectancy Distributions” under an automatic distribution program provided by us (see “Life Expectancy Distribution Program” below).

The Contract enters a “Settlement Phase” in any Contract Year that your Contract Value declines to less than the Lifetime Income Amount if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year (see “Settlement Phase” below). In the event of an Excess Withdrawal, you will lose the Guaranteed Income for Life benefit if Contract Value declines below the Lifetime Income Amount during the Contract Year of the Excess Withdrawal. The Guaranteed Income for Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

We may reduce Benefit Base and Lifetime Income Amount values if you take withdrawals that exceed the guaranteed amount of your withdrawals. Excess Withdrawals, with limited exceptions, lower the Lifetime Income Amount guaranteed for future withdrawals. If you have experienced unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) the reduction could be significantly more than the amount of the Excess Withdrawal and could cause you to lose your guaranteed minimum withdrawal benefit.

We reduce your Contract Value and the death proceeds each time you take a withdrawal. We do not change your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.

Tax Considerations

See “VII. Federal Tax Matters” for information on tax considerations related to guaranteed minimum withdrawal benefits.

Pre-Authorized Withdrawals – The Income Made Easy Program

You can pre-authorize periodic withdrawals to receive amounts guaranteed under the Contract. We currently offer our Income Made Easy program for Contracts to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy program no sooner than the earliest available Lifetime Income Date.

The Income Made Easy program allows you to select: (A) the Lifetime Income Amount under your Contract; (B) the full allowable amount plus any amount under our Life Expectancy Distribution program that would exceed the Lifetime Income Amount; (C) the annual amount under our Life Expectancy Distribution program (in lieu of the Lifetime Income Amount); or (D) a specified dollar amount that is less than the Lifetime Income Amount. We may make additional options available in the future or upon request.

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Your participation in the Income Made Easy program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:

●	you select option A or B; and
●	you take an additional withdrawal outside the Income Made Easy program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

●	may be subject to income tax (including withholding for taxes) and if you take withdrawals before age 59 1⁄2, a 10% penalty tax; and
●	reduce the death proceeds.

If you are interested in the Income Made Easy program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program.

Life Expectancy Distribution Program

You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancy of you and your Spouse). Withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you as required or contemplated by Code section 401(a)(9), section 408(a)(6), section 408(b)(3), or section 408A(c)(5), as the case may be (we sometimes refer to these as “Qualified Death Benefit Stretch Distributions” or “Required Minimum Distributions”). For further information on such distributions, please see “VII. Federal Tax Matters – Contributions to a traditional IRA – Required Minimum Distributions.”

If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in the Income Made Easy program (see the preceding section).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract’s proportional share of all Life Expectancy Distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distributions calculations on our understanding and interpretation of the requirements under tax law applicable to Required Minimum Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

Each withdrawal under our Life Expectancy Distribution program will reduce death proceeds and Contract Value. In addition, if you purchase a Contract before the Annuitant turns age 59 1⁄2 (the younger of the Annuitant and co-Annuitant for the Spousal Lifetime Income Amount), and you take any withdrawal before the Lifetime Income Date, we will reduce your Benefit Base by the amount of the withdrawal. After the Lifetime Income Date, however, we will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

If you take a withdrawal under our Life Expectancy Distribution program on or after the Lifetime Income Date, we will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. We will make distributions as part of the Contract’s “Settlement Phase,” however, if the Lifetime Income Amount is greater than zero and the Annuitant (or co-Annuitant under the Spousal Lifetime Income Amount) is living at that time. We designed our Life Expectancy Distribution program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not reduce the Benefit Base or Lifetime Income Amount.

Settlement Phase

We will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. We automatically make settlement payments during a Contract’s “Settlement Phase.” The Settlement Phase begins if the Contract Value reduces to zero at any time during a Contract Year, there were no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Contract will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.

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During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract terminate. We will not accept Additional Purchase Payments, make any Step-Ups or deduct the Guaranteed Income for Life fee during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies as follows:

●	If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Annuitant (or co-Annuitant under the Spousal Lifetime Income Amount) is living.
●	If you purchased a Contract before the Annuitant turned age 59 1⁄2 (or the younger of the Annuitant and co-Annuitant under the Spousal Lifetime Income Amount), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Annuitant is living (or as long as either the Annuitant or co-Annuitant is living under the Spousal Lifetime Income Amount). In this case, the annual amount will equal the applicable Lifetime Income Amount (i.e., either 4.5% or 5% of the Benefit Base at the Lifetime Income Date).
●	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Distribution at Death of Annuitant

The Contracts described in this Prospectus provide for the distribution of the Contract Value if the Annuitant dies before the Maturity Date.

Payment of Death Proceeds. The determination of the distribution upon the death of the Annuitant will be made on the date we receive written notice and “proof of death,” as well as all required claims forms in Good Order from all Beneficiaries, at our Annuities Service Center. No one is entitled to payment of the death proceeds under the Contract until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

●	a certified copy of a death certificate; or
●	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
●	any other proof satisfactory to us.

Distribution of Death Proceeds. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, you should seek competent legal and tax advice regarding requirements governing the distribution of Contract values, including death proceeds, under the plan.

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death proceeds. The description of the distribution upon the death of the Annuitant in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict such a distribution under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death proceeds to the extent permitted by the Code and by Treasury Department regulations.

For Single Life Contracts, we will pay the death proceeds to the Beneficiary if the Annuitant dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving co-Annuitant, that co-Annuitant will be deemed to be the Beneficiary.

Upon request, the death proceeds may be taken in the form of a lump sum. In that case, we will pay the death proceeds within seven calendar days of the date that we determine the amount of the death proceeds, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death proceeds may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout via a checkbook, and the account earns interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death proceeds. The Beneficiary can only make withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

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If the Beneficiary does not choose a form of payment, or the death proceeds payable upon the death of an Annuitant are not taken in a lump sum, the Contract will continue, subject to the following:

●	The Beneficiary will become the Owner/Annuitant.
●	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving Spouse).
●	If the deceased Annuitant’s Spouse is the sole Beneficiary, he or she may continue the Contract as the new Owner/Annuitant without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when an Annuitant dies will apply when the Spouse, as the Annuitant, dies.
●	If the Beneficiary is not the deceased Owner’s Spouse, distribution of the entire interest in the Contract must be made within five years of the Annuitant’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Annuitant’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death proceeds. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death proceeds must be distributed immediately in a single sum cash payment.

Impact of Death Proceeds on Guaranteed Income for Life Feature

The Guaranteed Income for Life feature ends if the Beneficiary takes the death proceeds payable prior to the Annuity Commencement Date as a lump sum. Under certain other circumstances, the Guaranteed Income for Life feature may continue if the Beneficiary elects not to take the death proceeds as a lump sum.

Circumstances when coverage ends. If the Beneficiary continues a Contract in force following the death of the Annuitant, coverage under the Guaranteed Income for Life feature ends:

●	for Single Life and Continuation Single Life Lifetime Income Amount.
●	for Spousal Lifetime Income Amount if the deceased is the last of the Annuitant and co-Annuitant to die.

If a Beneficiary is:		Then THE GUARANTEED INCOME FOR LIFE:
1.	The deceased Annuitant’s Spouse and the Annuitant dies prior to the first withdrawal on or after the Lifetime Income Date	- continues and the Lifetime Income Amount is 4.5% of the Benefit Base.
2.	The deceased Annuitant’s Spouse and the Annuitant dies on or after the date of the first withdrawal on or after the Lifetime Income Date, and the Beneficiary is the co-Annuitant	- continues and the Lifetime Income Amount is 4.5% of the Benefit Base.
3.	The deceased Annuitant’s Spouse and the Annuitant dies on or after the date of the first withdrawal on or after the Lifetime Income Date, and the Beneficiary is not the co-Annuitant	- ends without any further benefit.
4.	Not the deceased Annuitant’s Spouse	- ends without any further benefit.

If the Guaranteed Income for Life feature continues, the Benefit Base will continue to be eligible for any remaining Step-Ups, but we may change the date we determine and apply these Step-Ups (including any adjustment to the Guaranteed Income for Life fee) to future anniversaries of the date we determined the death proceeds.

Examples. Please refer to Appendix A for hypothetical examples that illustrate the benefit.

Death of Annuitant or co-Annuitant under a Spousal Lifetime Income Amount guarantee. If the co-Annuitant is the first to die, no death proceeds are payable under the Contract. The Spousal Lifetime Income Amount guarantee will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the survivor Annuitant. We will continue to charge the Guaranteed Income for Life fee.

Death of Last Person. If the survivor Annuitant dies while a Spousal Lifetime Income Amount guarantee is in effect, we will reduce the Lifetime Income Amount to zero and we make no additional payments to the Beneficiary.

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Death after Removal of Annuitant or co-Annuitant. In certain instances, a Contract may be changed to remove the designation of a person initially designated as an Annuitant or co-Annuitant. If that happens and:

●	if the removed person subsequently dies, there will be no impact on the guarantees provided by the Guaranteed Income for Life feature in most cases; and
●	if the remaining designated person subsequently dies, we will consider that person to be the “survivor” of the Annuitant and co-Annuitant and the Guaranteed Income for Life benefit will terminate.

Death Proceeds during the Settlement Phase. If death occurs during the Settlement Phase, the only death proceeds we provide are the remaining settlement payments that may become due under that Guaranteed Income for Life benefit:

●	(for Single Life and Continuation Single Life Lifetime Income Amounts Contracts) If the Annuitant dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.
●	(for Spousal Lifetime Income Amount Contracts) If the first death of the Annuitant and co-Annuitant occurs during the Settlement Phase, no additional death proceeds are payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will calculate a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount.

If you die during the Settlement Phase, the only death proceeds we provide are the remaining settlement payments that may become due under the Spousal Lifetime Income Amount guaranteed minimum withdrawal benefit.

Annuitization Provisions

General

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Once annuity payments commence:

●	you will no longer have access to the Contract Value applied to the Annuity Option; and
●	we may not change the Annuity Option or the form of settlement.

The Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The current Maturity Date is the date you specify, as shown on your Contract’s specifications page. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Commencement Date”). You may request a different Annuity Commencement Date at any time by written request or by telephone at the number listed on the first page of this Prospectus, at least one month before both the current and new Annuity Commencement Dates. You may also be able to change your Annuity Commencement Date on our website, www.jhannuities.com, if:

●	you are registered on the website, and
●	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.

Under our current administrative procedures, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise. Distributions may be required before the Annuity Commencement Date.

Distributions under the Contracts may be required before the Annuity Commencement Date (see “VII. Federal Tax Matters”). You should consult with a qualified tax advisor for information about potential adverse tax consequences for failure to take distributions.

Notice of Annuity Commencement Date. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a withdrawal of the Surrender Value, or do not ask us to change the Maturity Date, we will provide a variable Annuity Option in the form of a life annuity with payments guaranteed for five years, as described in “Annuity Options” below.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options

If an Annuity Option is not selected, we will provide as a default an Annuity Option in the form of a variable life annuity with payments guaranteed for five years, as described below. We will determine annuity payments based on the value of each Investment Option at the Annuity Commencement Date. Internal Revenue Service (“IRS”) regulations may preclude the availability of certain Annuity Options in connection with certain Contracts.

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Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1: Lifetime Income Amount (LIA) with Cash Refund – This fixed Annuity Option is available only if either the Annuitant or co-Annuitant, not both, remains at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant or co-Annuitant. After the death of the Annuitant or co-Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

●	the LIA on the Annuity Commencement Date, if any; or
●	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.

Option 2: Joint & Survivor LIA with Cash Refund – This fixed Annuity Option is available if you select the Spousal Lifetime Income Amount guarantee and coverage remains for both the Annuitant and the co-Annuitant at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the Annuitant and co-Annuitant. After the death of the last to survive, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

●	the LIA on the Annuity Commencement Date, if any, as provided by the Spousal Lifetime Income Amount guarantee, or
●	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 4, however, we will not continue making payments for the remainder of the 5 year term upon the death of the last of the Annuitant and co-Annuitant to survive. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described in Option 1 above.)

Option 3: Life Annuity with Payments Guaranteed for 5 Years – An annuity with payments guaranteed for 5 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 5 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the fifth year.

Option 4: Joint Life Annuity with Payments Guaranteed for 5 Years – An annuity with payments guaranteed for 5 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5-year period if both the Annuitant and the co-Annuitant die during the 5-year period.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional guaranteed withdrawals under the Contract.

Fixed Annuity Options. Upon death of the Owner/Annuitant (subject to the distribution of death proceeds (see “Distribution at Death of Annuitant” above), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the death proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate rate based on the mortality table and assumed interest rate in the Contract. If the rates we are currently using are more favorable to you, we will substitute those rates. If under our current administrative practices we allow you to choose an Annuity Option that is not guaranteed in the Contract, we will use the rates based on current interest and mortality that we are currently offering for other similar options. We guarantee the dollar amount of Fixed Annuity payments.

We provide no guaranteed withdrawal benefits once payments begin under an Annuity Option.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the rates based on the mortality table and assumed interest rate contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

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Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Investment Options selected after the Annuity Commencement Date. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Investment Option by the Annuity Unit value of that Investment Option (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Investment Option is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Investment Option are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant (assuming no transfer is made). We will deduct a pro rata portion of the Contract’s administration fee from each annuity payment.

We charge the same Annual Separate Account Expenses during the annuitization period as we do prior to the Annuity Commencement Date. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” earlier in this chapter). The value of an Annuity Unit for each Investment Option for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for the corresponding Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate. Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the rates in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 3.36%.

Transfers after Annuity Commencement Date

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Investment Option to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Investment Option to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Investment Option selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Distributions upon Death of Annuitant after Annuity Commencement Date

If you select an Annuity Option providing for payments for a guaranteed period, and the Annuitant dies after the Annuity Commencement Date, we will make any remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

Other Contract Provisions

Initial Inspection Period. You may cancel the Contract by returning it to our Annuities Service Center or to your financial advisor at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us. You may be subject to investment losses (or gains) prior to our receipt of your request for cancellation.

The number of days for a right to review may vary in certain states and for certain age groups in order to comply with the requirements of state insurance laws and regulations. Because the Contract is issued as an IRA under section 408 or 408A of the Code, during the first 7 days of the initial inspection period we will return your entire Purchase Payment if this is greater than the amount otherwise payable.

(Applicable to Contracts issued in California Only) Residents in California age 60 and greater may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30-day period to one or more of the Variable Investment Options. If you cancel the Contract during this 30-day period and your Purchase Payments were allocated to the Money Market Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we receive your

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returned Contract. If instead you allocated your Purchase Payments to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract. Therefore you may be subject to investment losses prior to our receipt of your request for cancellation if you allocate your Purchase Payments to a Variable Investment Option other than the Money Market Variable Investment Option.

Ownership

All rights and privileges under the Contract may be exercised by the Owner. Prior to the Annuity Commencement Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner. The Owner cannot be changed, except as permitted due to the death of the Annuitant and under federal tax law.

You may not sell, assign, transfer, discount or pledge as collateral for a loan or as security for the performance of an obligation, or for any other purpose, a Contract to any person other than us. We reserve the right to decline to issue a Contract to any person in our sole discretion.

Annuitant

The Annuitant is the natural person whose life is used to determine eligibility and the duration of the Guaranteed Income for Life benefit and the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Owner is an individual, the Owner and Annuitant must be the same person. Otherwise, the Contract must be owned for the benefit of the Annuitant. The Annuitant is as designated on the Contract specifications page or in the application. The Annuitant cannot be changed.

Co-Annuitant

If the Spousal Lifetime Income Amount is elected, the Annuitant’s Spouse must be named as a co-Annuitant. The Annuitant’s and co-Annuitant’s lives are used to determine eligibility for and the duration of the Guaranteed Income for Life benefit and the duration of annuity payments involving life contingencies.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). Under Spousal Lifetime Income Amount Contracts, if there is a Co-annuitant at the time of the Annuitant’s death we will treat that person as the Beneficiary. You may change the Beneficiary (and any Contingent Beneficiary) subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival

We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant or any co-Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s or any co-Annuitant’s correct age and sex. When you receive your Contract, you should review the information on age and sex and contact us by phone or mail at our Annuities Service Center with any corrections. If we have made incorrect annuity or benefit payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.

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VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportional reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the administration fee will not increase as a result.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. The expense risk we assume is the risk that the administration fees may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 0.20% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Guaranteed Income for Life Fee

The fee for the Guaranteed Income for Life feature is equal to 0.35% of the “Adjusted Benefit Base.” The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted for any Step-Up or any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We will deduct the Guaranteed Income for Life fee on the first Contract Anniversary and each Contract Anniversary thereafter. We reserve the right to increase the Guaranteed Income for Life fee on the effective date of each Step-Up. In such a situation, the fee will never exceed 0.65%.

Although the Guaranteed Income for Life fee for a Single Life Lifetime Income Amount is the same as the fee for a Spousal Lifetime Income Amount, we usually provide a lower Lifetime Income Amount for the Spousal Lifetime Income Amount. Please read “Calculation of Lifetime Income Amount” for more information.

We withdraw the Guaranteed Income for Life fee from each Investment Option in the same proportion that the value of each Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:

●	on the date we determine the amount of death proceeds that we pay to a Beneficiary;
●	after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or
●	on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct the Guaranteed Income for Life fee during the “Settlement Phase” or after the Annuity Commencement Date once an Annuity Option begins.

If we decide to increase the rate of the Guaranteed Income for Life fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Guaranteed Income for Life fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

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Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, we assess a charge for premium taxes on each Purchase Payment, based on the following resident state (or jurisdiction) at the time the tax is assessed: California (0.50%); Guam (4.00%); Texas (0.04% - referred to as a “maintenance fee”); and West Virginia (1.00%).

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount withdrawn, surrendered, annuitized or applied to/distributed as death proceeds.

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VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distribution paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax advisor if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

General Information Regarding Purchase Payments

Unless we approve otherwise, you must make an initial Purchase Payment for a Contract through a direct rollover distribution from a tax-qualified retirement plan funded by a John Hancock USA or John Hancock New York group annuity contract with a GIFL lifetime income benefit feature (a “GIFL Retirement Plan”). After that, you may make Additional Purchase Payments, subject to our requirements and limitations for Additional Purchase Payments:

●	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;
●	as a direct or indirect rollover of a distribution from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or
●	by making annual contributions to the extent permitted under the Code.

See “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations.

We use the term “direct rollover distributions” to refer to amounts that a Qualified Plan remits directly to us for contribution to a traditional IRA or Roth IRA Contract. We use the term “indirect rollover distributions” to refer to amounts that you may receive from a Qualified Plan, and then remit to us. The Code permits an indirect rollover distribution to be tax-deferred if it is contributed to an IRA within 60 days of receipt.

Designation of Contract as a Traditional IRA or Roth IRA. You must instruct us to issue a Contract either as a traditional IRA or as a Roth IRA when you initiate a direct rollover distribution as a participant in a GIFL Retirement Plan. If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a GIFL Retirement Plan, you may make a direct rollover contribution to purchase a Contract and must instruct us to issue it either as a traditional IRA or as a Roth IRA.

The Contract is not available for use as an “inherited IRA” by a non-Spouse beneficiary of a deceased participant under a tax-qualified retirement account.

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A direct rollover to a Roth IRA is taxable, but it is not subject to mandatory federal tax withholding. Please read “Conversion or Rollover to Roth IRA,” below, for more information.

Traditional IRAs

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans, such as a GIFL Retirement Plan, may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the Plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the Plan upon termination of employment, termination of the Plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Distributions from a Traditional IRA

In general, unless you have rolled over non-deductible contributions from your account value in a GIFL Retirement Plan or from any other Qualified Plan, or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal) are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59 1⁄2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12-month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.

A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or the lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1⁄2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

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Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA, The penalty tax does not apply to a payment:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
●	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, you should consult your own qualified tax advisor.

If you roll over a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans, such as a GIFL Retirement Plan, may be directly rolled over into a Roth IRA by former participants in the Plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the Plan upon termination of employment, termination of the Plan, disability or retirement. Eligible rollover distributions do not include: (i) required minimum distributions as described in section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments;” and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” retirement plans, including GIFL Retirement Plans, to Contracts issued as Roth IRAs. Please read “Conversion or Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a GIFL Retirement Plan, or from Roth accounts in certain other Qualified Plans, to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70 1⁄2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual, and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax advisor.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

●	made after the Owner turns age 59 1⁄2;
●	made after the Owner’s death;
●	attributable to the Owner being disabled; or
●	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

The five year period required to qualify a distribution as tax-free under a Roth IRA may differ from the five year holding period required under the GIFL feature in the Contract. This is because the five year qualification period for tax purposes begins only with a contribution to a Roth IRA. Contributions to a Roth account in some other form of Qualified Plan, such as a Roth account in a GIFL Retirement Plan, do not count toward satisfying the five year requirement for qualified distributions from a Roth IRA.

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EXAMPLE: Suppose you made on-going contributions to a Roth account in a GIFL Retirement Plan for three years and then make a rollover purchase of a Roth IRA Contract when you are 57. We will require you to fulfill another two years before you qualify for a Single Life Lifetime Income Amount. If you limit your annual withdrawals to the Lifetime Income Amount, we will guarantee the amount for as long as you live. During the 5-year qualification period for the Roth IRA, you will be subject to tax, however, on the withdrawals which exceed the portion of your rollover contribution that consisted of your non-deductible contributions to the Roth account in the GIFL Retirement Plan.

A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12-month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1⁄2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a non-Roth GIFL Retirement Plan, or from another retirement plan described in sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code, to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our Purchase Payment requirements. See “V. Description of the Contract – Purchase Payments” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the Lifetime Income Amount we guarantee under your Contract. Please read “Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more information about the impact of withdrawals.

If you direct the sponsor or administrator of your GIFL Retirement Plan to transfer a rollover amount from your non-Roth GIFL Retirement Plan to us to purchase a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in a GIFL Retirement Plan to a Contract issued as a Roth IRA or from a Contract issued as a Roth IRA to another Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the contributions from gross income for tax purposes. We do not offer this Contract for use in any retirement plan intended to qualify as a section 403(b) Qualified Plan (a “Section 403(b) Plan” or the “Plan”).

If you are considering making a rollover transfer from a retirement plan described in section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the Section 403(b) Plan, the transfer may subject you to income taxation on the amount of the loan balance.

41

Contracts Issued in Puerto Rico

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchase a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Advisor

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

42

VIII. General Matters

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying funds of a Portfolio that is a fund of funds.

The individual representative who sells you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker-dealers that provide marketing support and training services to the broker-dealers that sell and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors pays broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed, at an annual rate, 0.50% of the values of the Contracts attributable to Purchase Payments.

The individual representative who sells you a Contract (your “financial advisor”) typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

We may provide, either from the 12b-1 fees received from the Portfolios underlying the Contracts or out of our own resources, rollover compensation to the broker-dealer of record for a Qualified Plan funded by certain group annuity contracts issued by John Hancock insurance companies, when a plan participant terminates from the Qualified Plan and rolls over plan assets into a Contract and JH Distributors is the broker-dealer of record on that Contract. Such rollover compensation is not expected to exceed 0.50% of the average daily net asset value of such Contracts.

We may pay the Qualified Plan’s third party administrator a $25 fee per participant rollover from such plan to the Contract for facilitating the transaction.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. In addition, under their own arrangements, broker-dealers may pay a portion of any amounts received from us to their registered representatives. As a result, registered representatives may be motivated to recommend the contracts of one issuer over another issuer or one product over another product.

You should contact the financial advisor through whom you purchase a Contract for more information on compensation arrangements in connection with the sale and purchase of your Contract.

43

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Variable Investment Options. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. A reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, or other obligations.

Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contract and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Compensation

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Compensation

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2015 and 2014, and its Separate Account financial statements for the year ended December 31, 2015 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2015, including information on our General Account assets that were available at that time to support our guarantees under the Contracts. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

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Appendix A: Guaranteed Income for Life Examples

Examples of the Single Life Lifetime Income Amount Guarantee – 5% of Benefit Base

The following examples provide hypothetical illustrations of the benefits provided under Contracts with a Single Life Lifetime Income Amount guarantee. These illustrations show the impact of (a) immediate withdrawal of the Lifetime Income Amount; (b) Additional Purchase Payments; (c) Step-Ups; and (d) Excess Withdrawals. The examples do not reflect Contract fees and charges, Portfolio expenses, or taxes. In each example, we assume the Lifetime Income Amount is 5% of the Benefit Base. The illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.

Example 1a. This example illustrates immediate withdrawal of the Lifetime Income Amount. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract and you have five full years of service associated with the Transferred Benefit Base. Also assume that you, the Annuitant, are age 59 1⁄2 at the time, no Additional Purchase Payments are made, withdrawals equal to the Lifetime Income Amount are taken each year, and there are no Step-Ups.

Contract Year	Purchase Payments	Lifetime Income Amount	Withdrawal Taken	Benefit Base on Contract Anniversary
At issue	$100,000	$ 5,000[1]	--	$ 100,000[1]
1	0	5,000	$5,000	100,000
2	0	5,000	5,000	100,000
3	0	5,000	5,000	100,000
4	0	5,000	5,000	100,000
5	0	5,000	5,000	100,000
6	0	5,000	5,000	100,000
7	0	5,000	5,000	100,000
8	0	5,000	5,000	100,000
9	0	5,000	5,000	100,000
10	0	5,000	5,000	100,000
For life of Annuitant	0	5,000	5,000	100,000

[1]	The initial Benefit Base is equal to the initial payment of $100,000. The initial Lifetime Income Amount is equal to 5% of the initial Benefit Base (.05 × $100,000 = $5,000).

Example 1b. This example illustrates Additional Purchase Payments. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract, the Annuitant’s age is 60 at the time, you make an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in Contract Year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-Up.

Contract Year	Purchase Payments	Benefit Base after Purchase Payment	Lifetime Income Amount after Purchase Payment	Withdrawal Taken	Benefit Base on Contract Anniversary	Lifetime Income Amount on Contract Anniversary
At issue	$ 100,000	$ 100,000	$ 5,000	--	$ 100,000	$ 5,000
1	10,000[1]	110,000[1]	5,500[1]	$ 5,500	110,000	5,500
2	10,000[2]	114,500[2]	5,725[2]	5,725	114,500	5,725

[1]	In this example, there is an Additional Purchase Payment during the first Contract Year following purchase of the Contract. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 × $110,000 = $5,500).
[2]	In the second year following purchase of the Contract, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,500) = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 × $114,500 = $5,725).

Example 1c. This example illustrates the impact of Step-Ups. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract and you have five full years of service associated with the Transferred Benefit Base. Also assume that you, the Annuitant, are age 59 1⁄2 at the time, you make no Additional Purchase Payments, and you take withdrawals equal to the Lifetime Income Amount in Contract Years 1, 2, 3 and 4 following purchase of the Contract. The Benefit Base steps up at the end of Contract Years 1, 2 and 3 following purchase of the Contract.

Contract Year	Lifetime Income Amount	Withdrawal Taken	Hypothetical Contract Value on Contract Anniversary prior to Guaranteed Income for Life Fee	Benefit Base on Contract Anniversary
At Contract issue	$ 5,000	--	--	$ 100,000
1	5,000	$ 5,000	$ 102,000	102,000[1]
2	5,100[1]	5,100[1]	103,460	103,460
3	5,173	5,173	104,911	104,911
4	5,246	5,246	93,865[2]	104,911[2]
5	5,246	5,246	83,378	104,911

[1]	At the end of Contract Year 1 following purchase of the Contract, the Contract Value in this example, $102,000, is greater than the Benefit Base of $100,000. The Benefit Base will step up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 × $102,000 = $5,100).
[2]	At the end of Contract Year 4 following purchase of the Contract, the Contract Value in this example, $93,865, is less than the Benefit Base of $104,911. The Benefit Base will remain at $104,911.

Example 1d. This example illustrates Excess Withdrawals. Assume the same Transferred Benefit Base, IRA Rollover amount and withdrawals as example 1b, but with a withdrawal of $10,000 at the end of year 4 following purchase of the Contract.

Contract Year	Lifetime Income Amount	Hypothetical Contract Value prior to Withdrawal	Withdrawal Taken	Hypothetical Contract Value on Contract Anniversary prior to Guaranteed Income for Life Fee	Benefit Base on Contract Anniversary
At Contract issue	$ 5,000	--	--	--	$ 100,000
1	5,000	$ 107,000	$ 5,000	$ 102,000	102,000
2	5,100	108,560	5,100	103,460	103,460
3	5,173	110,084	5,173	104,911	104,911
4	5,246	99,111	10,000	89,111	94,326[1]
5	4,716[1]	84,102	4,716	79,386	94,326

[1]	The withdrawal of $10,000 exceeds the Lifetime Income Amount of $5,246. The Benefit Base will be reduced in the same proportion as the Contract Value is reduced by the withdrawal ($104,911 - $104,911 × $10,000 /$99,111 = $104,911 - $10,585 = $94,326). The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 × $94,326 = $4,716).

Examples of the Spousal Guaranteed Income for Life Feature

The following examples provide hypothetical illustrations of the benefits provided under the Spousal Lifetime Income Amount guarantee. These illustrations show the impact of (a) immediate withdrawal of the Lifetime Income Amount; (b) Additional Purchase Payments; (c) Step-Ups; and (d) Excess Withdrawals. The examples do not reflect Contract fees and charges, Portfolio expenses, or taxes. In each example, we assume the Lifetime Income Amount is 4.5% of the Benefit Base. The illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.

Example 2a. This example illustrates immediate withdrawal of the Lifetime Income Amount. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract and you have five full years of service associated with the Transferred Benefit Base. Also assume that you (the Annuitant) and your Spouse (the co-Annuitant) are both age 59 1⁄2 at the time, you make no Additional Purchase Payments, you take withdrawals equal to the Lifetime Income Amount each year, and there are no Step-Ups.

Contract Year	Purchase Payments	Lifetime Income Amount	Withdrawal Taken	Benefit Base on Contract Anniversary
At issue	$ 100,000	$ 4,500[1]	--	$ 100,000[1]
1	0	4,500	$ 4,500	100,000
2	0	4,500	4,500	100,000
3	0	4,500	4,500	100,000
4	0	4,500	4,500	100,000
5	0	4,500	4,500	100,000
6	0	4,500	4,500	100,000
7	0	4,500	4,500	100,000
8	0	4,500	4,500	100,000
9	0	4,500	4,500	100,000
10	0	4,500	4,500	100,000
For the joint life of the Annuitant and co-Annuitant	0	4,500	4,500	100,000

[1]	The initial Benefit Base is equal to the initial payment of $100,000. The initial Lifetime Income Amount is equal to 4.5% of the initial Benefit Base (.045 × $100,000 = $4,500).

Example 2b. This example illustrates Additional Purchase Payments. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract and you have five full years of service associated with the Transferred Benefit Base. Also assume that you (the Annuitant) and your Spouse (the co-Annuitant) are each over age 60 at the time, you make an Additional Purchase Payment of $10,000 during Contract Year 1 and an Additional Purchase Payment of $10,000 in Contract Year 2 and you take withdrawals at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-Up.

Contract Year	Purchase Payments	Benefit Base after Purchase Payment	Lifetime Income Amount after Purchase Payment	Withdrawal Taken	Benefit Base on Contract Anniversary	Lifetime Income Amount on Contract Anniversary
At issue	--	$ 100,000	$ 4,500	--	$ 100,000	$ 4,500
1	$ 10,000[1]	110,000[1]	4,950[1]	$ 4,950	110,000	4,950
2	10,000[2]	115,050[2]	5,177[2]	5,177	115,050	5,177

[1]	In this example, there is an Additional Purchase Payment during the first Contract Year following purchase of the Contract. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 4.50% of the Benefit Base immediately after the Purchase Payment (.0450 × $110,000 = $4,950).
[2]	In the second year following purchase of the Contract, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $4,950) = $115,050). The Lifetime Income Amount is calculated as 4.50% of the Benefit Base immediately after the Purchase Payment (.0450 × $115,050 = $5,177).

Example 2c. This example illustrates the impact of Step-Ups. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract and you have five full years of service associated with the Transferred Benefit Base. Also assume that you (the Annuitant) and your Spouse (the co-Annuitant) are each over age 59 1⁄2 at the time, you make no Additional Purchase Payments and you take withdrawals equal to the Lifetime Income Amount in Contract Years 1, 2, 3 and 4 following purchase of the Contract. Also assume that the Contract Value is greater than the Benefit Base so the Benefit Base steps up at the end of Contract Years 1, 2 and 3 following purchase of the Contract.

Contract Year	Lifetime Income Amount	Withdrawal Taken	Hypothetical Contract Value on Contract Anniversary prior to Guaranteed Income for Life Fee	Benefit Base on Contract Anniversary
At issue	$ 4,500	--	--	$ 100,000
1	4,500	$ 4,500	$ 102,500	102,500[1]
2	4,613[1]	4,613[1]	104,483	104,483
3	4,702	4,702	106,474	106,474
4	4,791	4,791	95,800[2]	106,474[2]
5	4,791	4,791	85,663	106,474

[1]	At the end of Contract Year 1 following purchase of the Contract, the Contract Value in this example, $102,500, is greater than the Benefit Base of $100,000. The Benefit Base will step up to equal the Contract Value of $102,500. The Lifetime Income Amount will equal 4.50% of the new Benefit Base (.045 × $102,500 = $4,613).

[2]	At the end of Contract Year 4 following purchase of the Contract, the Contract Value in this example, $95,800, is less than the Benefit Base of $106,474. The Benefit Base will remain at $106,474.

Example 2d. This example illustrates Excess Withdrawals. Assume the same Transferred Benefit Base, IRA Rollover amount, and withdrawals and Step-Ups for Contract Years 1-3 as example 2b, but with a different withdrawal amount ($10,000) at the end of year 4 following purchase of the Contract.

Contract Year	Lifetime Income Amount after Purchase Payment	Hypothetical Contract Value on Contract Anniversary prior to Withdrawal	Withdrawal Taken	Hypothetical Contract Value on Contract Anniversary prior to Guaranteed Income for Life Fee	Benefit Base on Contract Anniversary
At issue	$ 4,500	--	--	--	$ 100,000
1	4,500	$ 107,000	$ 4,500	$ 102,500	102,500
2	4,613	109,096	4,613	104,483	104,483
3	4,702	111,176	4,702	106,474	106,474
4	4,791	100,591	10,000	90,591	95,889[1]
5	4,315[1]	85,500	4,315	81,185	95,889

[1]	The withdrawal of $10,000 exceeds the Lifetime Income Amount of $4,791. The Benefit Base will be reduced in the same proportion as the Contract Value is reduced by the withdrawal ($106,474 - $106,474 × $10,000 /$100,591 = $106,474 - $10,585 = $95,889). The Lifetime Income Amount will equal 4.55% of the new Benefit Base (.045 × $95,889 = $4,315).

Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

GIFL Rollover Variable Annuity

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values

GIFL Rollover Variable Annuity

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Core Diversified Growth & Income Trust (formerly American Diversified Growth & Income Trust) (merged into Lifestyle Growth Trust eff 10-28-2011)
Series II Shares (units first credited 12-15-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	17.190	17.190	13.283	12.500	—	—
Value at End of Year	—	—	—	—	—	17.190	17.190	13.283	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 03-08-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	14.913	12.500	12.500	12.500	—	—	—	—
Value at End of Year	—	—	—	14.913	12.500	12.500	—	—	—	—
No. of Units	—	—	—	14,511	—	—	—	—	—	—
Core Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 03-08-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	14.535	12.920	12.500	12.500	—	—	—	—
Value at End of Year	—	—	—	14.535	12.920	12.500	—	—	—	—
No. of Units	—	—	—	23,320	937	—	—	—	—	—
Core Strategy Trust - Series II Shares (units first credited 04-29-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	14.467	13.707	12.500	—	—	—	—	—	—	—
Value at End of Year	14.362	14.467	13.707	—	—	—	—	—	—	—
No. of Units	65,027	97,690	60,147	—	—	—	—	—	—	—
Franklin Templeton Founding Allocation Trust - Series II Shares (units first credited 12-15-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	27.292	26.639	17.260	17.260	17.260	17.260	13.209	12.500	—	—
Value at End of Year	25.568	27.292	26.639	17.260	17.260	17.260	17.260	13.209	—	—
No. of Units	80,889	42,891	2,479	—	—	—	—	—	—	—
Lifestyle Balanced MVP (formerly Lifestyle Balanced Trust) - Series II Shares (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	16.256	15.681	13.983	12.562	12.553	11.299	8.690	12.500	—	—
Value at End of Year	15.813	16.256	15.681	13.983	12.562	12.553	11.299	8.690	—	—
No. of Units	657,352	665,787	393,790	298,566	166,750	14,828	14,551	1,644	—	—
Lifestyle Balanced PS Series - Series II Shares (units first credited 12-06-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	13.328	12.648	—	—	—	—	—	—	—	—
Value at End of Year	13.252	13.328	12.648	—	—	—	—	—	—	—
No. of Units	329,525	141,598	—	—	—	—	—	—	—	—
Lifestyle Conservative MVP (formerly Lifestyle Conservative Trust) - Series II Shares (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	16.508	15.801	15.292	14.174	13.671	12.602	10.413	12.500	—	—
Value at End of Year	16.425	16.508	15.801	15.292	14.174	13.671	12.602	10.413	—	—
No. of Units	147,104	110,112	101,141	99,751	11,134	16,643	26,702	—	—	—
Lifestyle Conservative PS Series - Series II Shares (units first credited 12-06-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	13.157	12.525	—	—	—	—	—	—	—	—
Value at End of Year	13.107	13.157	12.525	—	—	—	—	—	—	—
No. of Units	158,922	42,968	—	—	—	—	—	—	—	—
Lifestyle Growth MVP (formerly Lifestyle Growth Trust) - Series II Shares (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	16.206	15.938	13.430	11.866	12.126	10.784	8.140	12.500	—	—
Value at End of Year	15.372	16.206	15.938	13.430	11.866	12.126	10.784	8.140	—	—
No. of Units	1,134,721	963,234	698,562	452,942	205,194	58,571	36,260	6,528	—	—

GIFL Rollover Variable Annuity

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Lifestyle Growth PS Series - Series II Shares (units first credited 12-06-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	13.428	12.726	—	—	—	—	—	—	—	—
Value at End of Year	13.347	13.428	12.726	—	—	—	—	—	—	—
No. of Units	504,110	111,541	—	—	—	—	—	—	—	—
Lifestyle Moderate MVP (formerly Lifestyle Moderate Trust) - Series II Shares (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	16.914	16.214	14.795	13.436	13.202	12.001	9.493	12.500	—	—
Value at End of Year	16.665	16.914	16.214	14.795	13.436	13.202	12.001	9.493	—	—
No. of Units	309,683	260,471	152,448	70,791	43,264	14,201	1,973	—	—	—
Lifestyle Moderate PS Series - Series II Shares (units first credited 12-06-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	13.278	12.616	—	—	—	—	—	—	—	—
Value at End of Year	13.217	13.278	12.616	—	—	—	—	—	—	—
No. of Units	211,483	40,289	—	—	—	—	—	—	—	—
Money Market Trust - Series II Shares (available to Contracts issued in California during the 30 day free look period only) (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.324	12.367	12.410	12.531	12.531	12.531	12.565	12.500	—	—
Value at End of Year	12.281	12.324	12.367	12.410	12.531	12.531	12.531	12.565	—	—
No. of Units	6	344	776	4,941	—	—	—	—	—	—
Ultra Short Term Bond Trust - Series II Shares (units first credited 08-02-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.264	12.344	12.420	12.500	12.500	12.500	—	—	—	—
Value at End of Year	12.202	12.264	12.344	12.420	12.500	12.500	—	—	—	—
No. of Units	12,273	11,878	776	77,129	—	—	—	—	—	—

To obtain a GIFL Rollover Variable Annuity

Account Statement of Additional Information (“SAI”)

Send this request to:

For Contracts issued in a state/jurisdiction other than the State of New York:

GIFL Rollover SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

For Contracts issued in the State of New York:

GIFL Rollover NY SAI

John Hancock Annuities Service Center

P.O. Box 55445

Boston, MA 02205-5445

cut along dotted line

Please send me a GIFL Rollover Variable Annuity Statement of Additional Information dated May 2, 2016, for

☐	Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

☐	Contracts issued in the State of New York (Separate Account A).

Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name

Address

City	State	Zip

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

Dated May 2, 2016

Statement of Additional Information

John Hancock Life Insurance Company (U.S.A.) Separate Account H

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred variable annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) in all jurisdictions except New York as follows:

Prospectus Issued by John Hancock Life Insurance Company (U.S.A.)

(to be read with this Statement of Additional Information)

GIFL Rollover Variable Annuity

GIFL Select IRA Rollover Variable Annuity

You may obtain a copy of the Prospectus listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
John Hancock Annuities Service Center
For Applications Only:

Overnight Mail Address	Mailing Address
380 Stuart Street, 5th Floor Boston, MA 02116	Post Office Box 111 Boston, MA 02117-0111

For All Other Transactions:
Overnight Mail Address	Mailing Address
30 Dan Road – Suite 55444	Post Office Box 55444
Canton, MA 02021-2809 (800) 344-1029	Boston, MA 02205-5445

Website Address For Applications Only:
For GIFL Rollover Variable Annuity	www.jhrollover.com/gifl
For GIFL Select IRA Rollover Variable Annuity	www.jhrollover.com/select

Website Address For All Other Transactions:	www.jhannuities.com

GIFL Series JHUSA SEP ACCT H SAI 05/16

ii

General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the “Separate Account”) (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), (“we,” “us,” “the Company,” or “John Hancock USA”) (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933. Our principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com. Our ultimate parent is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America (“Manulife North America”), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America’s assets, including the assets of the Separate Account and assumed all of Manulife North America’s obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

John Hancock Variable Insurance Trust Portfolio Holdings

Currently Posted on a Website

The ten largest holdings of each John Hancock Variable Insurance Trust Portfolio will be posted to the website listed below no earlier than 15 days after each calendar quarter end. The information will remain on the website until the date the John Hancock Variable Insurance Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. John Hancock Variable Insurance Trust’s Form N-CSR and Form N-Q will contain each Portfolio’s entire holdings as of the applicable calendar quarter end.

You may access information on holdings for the Funds of Funds available under your Contract on the following website:

http://www.jhannuities.com/Marketing/Portfolios/PortfoliosManagementTeamPage.aspx?globalNavID=21

We provide this information in connection with our Contracts, but the John Hancock Variable Insurance Trust is responsible for the accuracy and validity of the information on holdings for the Funds of Funds posted on the website.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2015 and 2014, and for each of the three years in the period ended December 31, 2015, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2015, and for each of the two years in the period ended December 31, 2015, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Servicing Agent

Computer Sciences Corporation (“CSC”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. CSC provides various daily, semimonthly, monthly, semiannual and annual reports including:

●	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;
●	semimonthly commission statements;
●	monthly summaries of agent production and daily transaction reports;
●	semiannual statements for Contract Owners; and
●	annual Contract Owner tax reports.

We pay CSC a fixed cost of $2.55 million per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2015, 2014, and 2013 were $252,644,283, $284,122,028, and $290,380,853, respectively.

Compensation

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

●	the Separate Account; or
●	the ability of the principal underwriter to perform its contract with the Separate Account; or
●	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

2

APPENDIX A: Audited Financial Statements

A-1

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2015, 2014 and 2013

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2015, 2014 and 2013

Report of Independent Auditors

The Board of Directors and Shareholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2015 and 2014, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2015, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2, to meet the requirements of Michigan the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2015 and 2014, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2015.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2015 and 2014, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2015 in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation.

/s/ Ernst & Young LLP

Boston, Massachusetts

April 5, 2016

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS – STATUTORY BASIS

	December 31,
	2015	2014

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$44,463	$49,226
Stocks:
Preferred stocks	23	26
Common stocks	658	477
Investments in affiliates	3,205	2,911
Mortgage loans on real estate	10,475	11,519
Real estate:
Company occupied	299	300
Investment properties	6,487	5,203
Cash, cash equivalents and short-term investments	4,528	7,702
Policy loans	3,718	5,039
Derivatives	11,001	10,458
Receivable for collateral on derivatives	26	400
Receivable for securities	5	10
Other invested assets	5,618	5,978

Total cash and invested assets	90,506	99,249
Investment income due and accrued	758	887
Premiums due and deferred	303	388
Amounts recoverable from reinsurers	162	196
Funds held by or deposited with reinsured companies	3,660	1,958
Other reinsurance receivable	670	439
Amounts due from affiliates	304	247
Other assets	1,755	2,364
Assets held in separate accounts	129,725	140,164

Total admitted assets	$227,843	$245,892

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS – STATUTORY BASIS – (CONTINUED)

	December 31,
	2015	2014

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$66,516	$69,184
Policyholders’ and beneficiaries funds	2,624	3,834
Consumer notes	265	411
Dividends payable to policyholders	428	574
Policy benefits in process of payment	499	556
Other amount payable on reinsurance	480	1,039
Other policy obligations	68	78

Total policy and contract obligations	70,880	75,676
Payable to parent and affiliates	1,816	3,073
Transfers to (from) separate account, net	(540)	(1,390)
Asset valuation reserve	1,844	1,927
Reinsurance in unauthorized companies	3	3
Funds withheld from unauthorized reinsurers	7,784	8,873
Interest maintenance reserve	1,630	1,745
Net deferred tax liability	387	456
Derivatives	6,094	5,229
Payables for collateral on derivatives	1,640	2,939
Payables for securities	42	26
Other general account obligations	1,094	1,843
Obligations related to separate accounts	129,725	140,164

Total liabilities	222,399	240,564

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2015 and 2014)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2015 and 2014)	5	5
Paid-in surplus	3,196	3,196
Surplus notes	990	990
Unassigned surplus	1,253	1,137

Total capital and surplus	5,444	5,328

Total liabilities and capital and surplus	$227,843	$245,892

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS – STATUTORY-BASIS

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums	$16,323	$12,738	$12,882
Consideration for supplementary contracts with life contingencies	140	183	266
Net investment income	4,387	4,297	4,551
Amortization of interest maintenance reserve	181	176	183
Commissions and expense allowance on reinsurance ceded	1,040	817	1,224
Reserve adjustment on reinsurance ceded	(16,494)	(10,652)	(9,775)
Separate account administrative and contract fees	1,786	1,841	1,848
Other revenue	415	467	188

Total premiums and other revenues	7,778	9,867	11,367

Benefits paid or provided:
Death, surrender and other contract benefits, net	9,762	9,064	7,710
Annuity benefits	1,796	1,733	1,784
Disability and long-term care benefits	647	584	542
Interest and adjustments on policy or deposit-type funds	91	125	132
Payments on supplementary contracts with life contingencies	179	170	159
Increase (decrease) in life and long-term care reserves	(2,506)	2,161	1,017

Total benefits paid or provided	9,969	13,837	11,344

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,289	1,203	1,360
General expenses	960	972	1,092
Insurance taxes, licenses and fees	145	138	150
Net transfers to (from) separate accounts	(6,554)	(8,229)	(6,388)
Investment income ceded	2,465	4,954	(1,356)
Other deductions	(160)	21	14

Total insurance expenses and other deductions	(1,855)	(941)	(5,128)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	(336)	(3,029)	5,151
Dividends to policyholders	(36)	77	81

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	(300)	(3,106)	5,070
Federal income tax expense (benefit)	(778)	(716)	262

Income (loss) from operations before net realized capital gains (losses)	478	(2,390)	4,808

Net realized capital gains (losses)	216	(74)	(1,793)

Net income (loss)	$694	$(2,464)	$3,015

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS – STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2013	$5	$3,196	$990	$1,603	$5,794
Net income (loss)				3,015	3,015
Change in net unrealized capital gains (losses)				(1,455)	(1,455)
Change in net deferred income tax				(347)	(347)
Decrease (increase) in non-admitted assets				(12)	(12)
Change in liability for reinsurance in unauthorized reinsurance				-	-
Decrease (increase) in asset valuation reserves				(180)	(180)
Dividend paid to Parent				(300)	(300)
Change in surplus as a result of reinsurance				(573)	(573)
Other adjustments, net			-	(133)	(133)

Balances at December 31, 2013	5	3,196	990	1,618	5,809

Net income (loss)				(2,464)	(2,464)
Change in net unrealized capital gains (losses)				2,389	2,389
Change in net deferred income tax				973	973
Decrease (increase) in non-admitted assets				56	56
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				(553)	(553)
Dividend paid to Parent				(500)	(500)
Change in surplus as a result of reinsurance				(252)	(252)
Other adjustments, net			-	(133)	(133)

Balances at December 31, 2014	5	3,196	990	1,137	5,328

Net income (loss)				694	694
Change in net unrealized capital gains (losses)				(394)	(394)
Change in net deferred income tax				(158)	(158)
Decrease (increase) in non-admitted assets				(43)	(43)
Change in liability for reinsurance in unauthorized reinsurance				-	-
Decrease (increase) in asset valuation reserves				83	83
Dividend paid to Parent				(210)	(210)
Change in surplus as a result of reinsurance				107	107
Other adjustments, net			-	37	37

Balances at December 31, 2015	$5	$3,196	$990	$1,253	$5,444

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW – STATUTORY-BASIS

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$19,961	$12,924	$13,205
Net investment income received	4,600	4,399	4,635
Separate account fees	1,786	1,841	1,848
Commissions and expenses allowance on reinsurance ceded	1,040	817	1,224
Miscellaneous income	2,852	450	(172)
Benefits and losses paid	(29,836)	(21,960)	(20,462)
Net transfers from (to) separate accounts	7,404	8,206	6,493
Commissions and expenses (paid) recovered	(5,153)	(7,147)	(1,572)
Dividends paid to policyholders	(250)	(89)	(91)
Federal and foreign income and capital gain taxes (paid) recovered	847	(382)	(1,195)

Net cash provided by (used in) operating activities	3,251	(941)	3,913

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	19,217	20,471	19,130
Stocks	190	130	149
Mortgage loans on real estate	1,834	1,789	1,660
Real estate	8	1,053	22
Other invested assets	955	941	498
Derivatives	32	-	-
Net gains (losses) on cash, cash equivalents and short term investments	(9)	3	(2)

Total investment proceeds	22,227	24,387	21,457

Cost of investments acquired:
Bonds	19,734	21,430	17,853
Stocks	848	234	78
Mortgage loans on real estate	1,715	1,088	1,813
Real estate	1,155	539	743
Other invested assets	905	1,281	882
Derivatives	-	739	1,916

Total cost of investments acquired	24,357	25,311	23,285
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	904	(1,729)	1,197
Net increase (decrease) in policy loans	56	(150)	140

Net cash provided by (used in) investment activities	(3,090)	955	(3,165)

Financing and miscellaneous activities
Borrowed funds	(276)	(232)	(48)
Net deposits (withdrawals) on deposit-type contracts	(333)	(85)	(134)
Dividend paid to Parent	(210)	(500)	(300)
Repurchase agreements	-	-	(437)
Other cash provided (applied)	(2,516)	3,756	14

Net cash provided by (used in) financing and miscellaneous activities	(3,335)	2,939	(905)

Net increase (decrease) in cash, cash equivalents and short-term investments	(3,174)	2,953	(157)
Cash, cash equivalents and short-term investments at beginning of year	7,702	4,749	4,906

Cash, cash equivalents and short-term investments at end of year	$4,528	$7,702	$4,749

Non-cash investing activities during the year:
Premium, deposit type contracts and other operating activity for New York Life (NYL) reinsurance transaction and other transactions, net	$8,357	$-	$-
Transfer of invested assets for NYL reinsurance transaction and other affiliates, net	(8,357)	-	-

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. In 2013, the Company discontinued sales of its structured settlements and single premium immediate annuity products. The Company is licensed to sell insurance in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”).

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when either of the following two conditions exist: the entity either (1) has the intent to sell the debt security or (2) is more likely than not to be required to sell the debt security before its anticipated recovery. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported at GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying equity, plus the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds and common and preferred stocks is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company-owned properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability corporations (“LLCs”) which are carried based on the underlying GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding EDP equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2015, 2014 and 2013, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally furniture and equipment, past due agents’ balances, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of asset adequacy testing indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in-force. This includes asset adequacy testing required under NAIC Actuarial Guideline 38 Section 8D (“AG 38 8D”). The Company recorded gross reserves of $791 million and $641 million for the calculation required under AG 38 8D, of which $465 million and $446 million was ceded to Manulife Reinsurance Limited (“MRL”) under an existing coinsurance transaction at December 31, 2015 and 2014, respectively. At December 31, 2015 and 2014, the Company held reserves of $920 million and $1,030 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, and 2001 Commissioner’s Standard Ordinary and American Experience Mortality Tables. Methods used include the net level premium method principally for policies issued prior to 1978, a modified preliminary term method, and the Commissioner’s Reserve Valuation Method.

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the 2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31, 2015 or 2014. Mean reserves are determined by computing the terminal reserve for the plan at the rated age and assuming annual premiums have been paid as of the valuation date. For certain policies with substandard table ratings, mean reserves are based on rated mortality from 125% to 500% of standard rating; for certain policies with flat extra ratings, mean reserves are based on standard mortality rates increased by 1 to 25 deaths per thousand. An asset is recorded for deferred premiums, net of loading, to adjust the reserve for modal premium payments.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43, and primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The reserve is based on the present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial consideration is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net unrealized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statements of Operations that differ from the federal statutory tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 15% and 26% of the Company’s aggregate reserve for life contracts at December 31, 2015 and 2014. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company. John Hancock Life Insurance Company (“JHLICO”) was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Closed Blocks Note.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, guaranteed interest, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest, term certain supplementary contracts, and funding agreements, consist of the entire premium received. Premiums received for annuity policies, guaranteed interest, funding agreements, variable universal life, and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Division.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2015 and 2014, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

In December 2014, the NAIC adopted revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 40R, Real Estate Investments (“SSAP 40R”) which became effective January 1, 2015 allowing real estate property investments that are wholly-owned by a LLC that are directly and wholly-owned by the reporting entity to be reported as real estate. For these investments previously reported within SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies (“SSAP 48”), and owned as of the effective date, the Company recorded a $248 million reduction in other invested assets, and a corresponding increase in real estate investment property holdings.
Future Adoption of New Accounting Standards

As of December 31, 2015, there were no pending new accounting standards that would have a material impact on the Company’s Balance Sheet or Statement of Operations.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2015, 2014 and 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2015:
U.S. government and agencies	$5,378	$348	$(46)	$5,680
States and political subdivisions	2,666	435	(11)	3,090
Foreign governments	2,737	201	(16)	2,922
Corporate bonds	27,480	1,935	(655)	28,760
Mortgage-backed and asset-backed securities	6,202	389	(93)	6,498

Total bonds	$44,463	$3,308	$(821)	$46,950

December 31, 2014:
U.S. government and agencies	$5,420	$863	$(1)	$6,282
States and political subdivisions	2,842	606	—	3,448
Foreign governments	2,849	205	(10)	3,044
Corporate bonds	31,347	3,633	(140)	34,840
Mortgage-backed and asset-backed securities	6,768	618	(49)	7,337

Total bonds	$49,226	$5,925	$(200)	$54,951

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2015, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$747	$760
Due after one year through five years	5,659	5,764
Due after five years through ten years	6,962	7,010
Due after ten years	24,893	26,918
Mortgage-backed and asset-backed securities	6,202	6,498

Total	$44,463	$46,950

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

	December 31,
	2015	2014

	(in millions)
At fair value:
Bonds pledged in support of over-the-counter derivative instruments	$244	$125
Bonds pledged in support of exchange-traded futures	609	498
Bonds and cash pledged in support of cleared interest rate swaps	120	551

Total fair value	$973	$1,174

At carrying value:
Bonds on deposit with government authorities	$16	$16
Mortgage loans pledged in support of real estate	17	45
Bonds held in trust	92	132
Pledged collateral under reinsurance agreements	3,407	2,800

Total carrying value	$3,532	$2,993

At December 31, 2015 and 2014, the Company held below investment grade corporate bonds of $2,047 million and $2,096 million, with an aggregate fair value of $1,990 million and $2,197 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between amortized cost and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Present Value (PV) of Cash Flows (CF) less than Book Value (BV), is as follows:

	December 31, 2015
	CV Before OTTI	Interest OTTI	Credit OTTI	CV After OTTI	Fair Value

	(in millions)
Aggregate PV of CFs less than BV	$8	$-	$2	$6	$6
Aggregate intent to sell	-	-	-	-	-
Aggregate lack of intent or inability to sell	-	-	-	-	-

Total	$8	$-	$2	$6	$6

	December 31, 2014
	CV Before OTTI	Interest OTTI	Credit OTTI	CV After OTTI	Fair Value

	(in millions)
Aggregate PV of CF’s less than BV	$33	$-	$5	$28	$28
Aggregate intent to sell	-	-	-	-	-
Aggregate lack of intent or inability to sell	-	-	-	-	-

Total	$33	$-	$5	$28	$28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP:

Year Ended December 31, 2015

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

36242DFH1	$3	$1	$2	$1	$1
75970NBK2	-	-	-	-	-
94981QAZ1	-	-	-	-	-
805564PN5	2	2	-	2	2
36242DFH1	1	1	-	1	1
55265KS34	1	1	-	1	1
75970NBK2	-	-	-	-	-
126671TU0	-	-	-	-	-
294751CT7	1	1	-	1	1

Total	$8	$6	$2	$6	$6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Year Ended December 31, 2014

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

00075XAE7	$1	$1	$-	$1	$1
12669FUY7	-	-	-	-	-
361849RK0	15	14	1	14	14
126670AJ7	-	-	-	-	-
126673WJ7	-	-	-	-	-
126673WK4	-	-	-	-	-
12669ERQ1	4	3	1	3	3
12669FD67	-	-	-	-	-
50180LAP5	4	3	1	3	3
55265KS42	-	-	-	-	-
75970NAR8	1	1	-	1	1
75970NBK2	1	1	-	1	1
126673WJ7	-	-	-	-	-
12669FD59	2	1	1	1	1
55265KS34	1	1	-	1	1
59020UAZ8		-	-	-	-
75970NAR8	1	1	-	1	1
75970NBK2	-	-	-	-	-
94981QAZ1	-	-	-	-	-
50180LAP5	3	2	1	2	2
75970NBK2	-	-	-	-	-

Total	$33	$28	$5	$28	$28

All impaired securities which have fair value less than cost or amortized cost, for which an other-than-temporary impairment has not been recognized in income as a realized loss, including securities with a recognized other-than-temporary impairment for non-interest related declines when a non-recognized interest related impairment remains:

	December 31,
	2015	2014

	(in millions)
Continuous Unrealized Losses
Less than 12 months	$-	$-
12 months or longer	-	-
Fair Value of Securities with Continuous Unrealized Losses
Less than 12 months	-	3
12 months or longer	-	4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2015:
U.S. government and agencies	$3,260	$(46)	$-	$-	$3,260	$(46)
States and political subdivisions	213	(10)	11	(1)	224	(11)
Foreign governments	16	(3)	46	(12)	62	(15)
Corporate bonds	8,424	(482)	1,167	(174)	9,591	(656)
Mortgage-backed and asset-backed securities	1,744	(57)	242	(36)	1,986	(93)
Total	$13,657	$(598)	$1,466	$(223)	$15,123	$(821)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2014:
U.S. government and agencies	$94	$-	$58	$(1)	$152	$(1)
States and political subdivisions	8	-	8	-	16	-
Foreign governments	80	-	52	(10)	132	(10)
Corporate bonds	2,033	(45)	2,651	(95)	4,684	(140)
Mortgage-backed and asset-backed securities	412	(8)	459	(41)	871	(49)
Total	$2,627	$(53)	$3,228	$(147)	$5,855	$(200)

At December 31, 2015 and 2014, there were 889 and 574 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $25 million and $12 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2015, 2014 and 2013, realized capital losses include $28 million, $24 million, and $88 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 13, 21, and 43 securities, respectively. These are primarily made up of impairments on public and private bonds and sub-prime mortgage-backed securities.

The total recorded investment in restructured corporate bonds at December 31, 2015, 2014 and 2013 was $18 million, $17 million, and $0 respectively. There were 0, 2, and 0 restructured corporate bonds for which an impairment was recognized during 2015, 2014 and 2013, respectively. The Company accrues interest income on impaired securities to the extent deemed

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds resulted in the following:

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Proceeds	$17,078	$18,292	$14,555
Realized gross gains	500	579	244
Realized gross losses	(123)	(111)	(483)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2015 and 2014.

Affiliate Transactions

In 2015, the Company transferred certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”) in lieu of a reinsurance cash settlement. These bonds had a book value of $537 million and fair value of $609 million. The Company recognized $72 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, Bermuda Branch of The Manufacturers Life Insurance Company (“BBMLI”). These bonds had a book value of $270 million and fair value of $284 million at the date of the transaction. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, Manufacturers International Limited (Hong Kong) (“MIL”). These bonds had a book value of $298 million and fair value of $332 million at the date of the transaction. The Company recognized $33 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, Manulife Financial Singapore (“MLS”). These bonds had a book value of $135 million and fair value of $147 million at the date of the transaction. The Company recognized $12 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds with an affiliate, Manulife Japan (“MLJ”). These bonds had a net book value of $224 million and fair value of $248 million at the date of the transaction. The Company recognized $24 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company acquired, at fair value, certain bonds from an affiliate, JHNY, for $152 million.

In 2015, the Company acquired, at fair value, certain bonds from an affiliate, JHLH, for $282 million.

In 2014, JHUSA sold certain bonds to an affiliate, MLI. These bonds had a book value of $178 million and a fair value of $206 million at the date of the transaction. The Company recognized $28 million in pre-tax realized gains which was deferred in the IMR.

In 2014, JHUSA sold certain bonds to an affiliate, MIL. These bonds had a book value of $371 million and a fair value of $433 million in exchange for certain bonds from MIL with a book value of $389 million and fair value of $435 million at the date of the transaction. The Company recognized $62 million in pre-tax realized gains which was deferred in the IMR.

In 2014, JHUSA sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $244 million and fair value of $284 million in exchange for certain bonds from JHRECO with a book value of $282 million and fair value of $291 million at the date of the transaction. The Company recognized $41 million in pre-tax realized gains which was deferred in the IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2014, JHUSA acquired certain and sold certain bonds from an affiliate, JHNY. These bonds had a net book value of $165 million and a fair value of $188 million at the date of the transactions. The Company recognized $1 million in pre-tax realized gains before transfer to the IMR.

In 2014, JHUSA acquired, at fair value, certain bonds from an affiliate, JHLH, for $72 million.

In 2013, JHUSA sold certain bonds to an affiliate, MIL. These bonds had a book value of $397 million and a fair value of $454 million at the date of the transaction. The Company recognized $57 million in pre-tax realized gains before transfer to the IMR.

In 2013, JHUSA sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $184 million and a fair value of $181 million at the date of the transaction. The Company recognized $3 million in pre-tax realized losses before transfer to the IMR.

In 2013, JHUSA sold certain and acquired certain bonds from an affiliate, BBMLI. The bonds had a net book value of $338 million and a fair value of $372 million at the date of the transaction. The Company recognized $27 million in pre-tax realized gains before transfer to the IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Unrealized gains and losses on investments in preferred and common stocks are reported directly in unassigned surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair values of, those investments are summarized as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2015:
Preferred stocks:
Nonaffiliated	$23	$11	$-	$34
Affiliates	3	-	(3)	-
Common stocks:
Nonaffiliated	634	64	(40)	658
Affiliates*	971	2,241	(7)	3,205

Total stocks	$1,631	$2,316	$(50)	$3,897

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2014:
Preferred stocks:
Nonaffiliated	$29	$18	$(1)	$46
Affiliates	3	-	(3)	-
Common stocks:
Nonaffiliated	420	71	(14)	477
Affiliates*	971	1,947	(7)	2,911

Total stocks	$1,423	$2,036	$(25)	$3,434

*	Affiliates — fair value represents the carrying value

At December 31, 2015 and 2014, there were 276 and 134 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $19 million and $3 million at December 31, 2015 and 2014, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2015, 2014 and 2013, realized capital losses include $4 million, $2 million, $5 million and related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 115, 33, and 69 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Mortgage Loans on Real Estate

At December 31, 2015 and 2014, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2015:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,206	East North Central	$1,445
Industrial	739	East South Central	157
Office buildings	2,562	Middle Atlantic	1,599
Retail	3,278	Mountain	516
Agricultural	171	New England	586
Agribusiness	471	Pacific	3,210
Mixed use	22	South Atlantic	1,986
Other	1,034	West North Central	449
Allowance	(8)	West South Central	453
		Canada / Other	82
		Allowance	(8)

Total mortgage loans on real estate	$10,475	Total mortgage loans on real estate	$10,475

December 31, 2014:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,136	East North Central	$1,394
Industrial	920	East South Central	83
Office buildings	3,347	Middle Atlantic	1,997
Retail	3,209	Mountain	511
Agricultural	405	New England	682
Agribusiness	516	Pacific	3,310
Mixed use	22	South Atlantic	2,459
Other	974	West North Central	468
Allowance	(10)	West South Central	533
		Canada / Other	92
		Allowance	(10)

Total mortgage loans on real estate	$11,519	Total mortgage loans on real estate	$11,519

The aggregate mortgages outstanding to any one borrower do not exceed $263 million.

During 2015, the respective maximum and minimum lending rates for mortgage loans issued were 7.49% and 3.72% for agricultural loans and 5.19% and 3.00% for commercial loans. The Company issued no purchase money mortgages in 2015 and 2014. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2015, 2014 and 2013, respectively. The average recorded investment in impaired loans was $34 million, $41 million, and $60 million at December 31, 2015, 2014 and 2013, respectively. The Company recognized $2 million, $3 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2015, 2014 and 2013, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The following table provides a reconciliation of the beginning and ending balances for allowance for losses for the periods indicated.

	2015	2014	2013

	(in millions)
Balance at beginning of year	$10	$10	$19
Additions, net	3	10	13
Recoveries of amounts previously charged off	(5)	(10)	(22)

Balance at end of year	$8	$10	$10

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2015	2014

	(in millions)
AAA	$345	$436
AA	1,974	1,594
A	4,685	4,141
BBB	3,251	4,979
BB	177	267
B and lower and unrated	43	102

Total	$10,475	$11,519

Affiliate Transactions

In 2015, the Company sold certain mortgages to an affiliate, JHNY. These mortgages had a book value of $67 million and fair value of $73 million at the date of the transaction. The Company recognized $5 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $2 million and fair value of $2 million at the date of the transaction. The Company recognized $0 million in pre-tax realized gains before transfer to the IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2015	2014

	(in millions)
Properties occupied by the company	$381	$374
Properties held for the production of income	7,178	5,764
Properties held for sale	-	-
Less accumulated depreciation	(773)	(635)

Total	$6,786	$5,503

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2015, 2014 and 2013, respectively.

On December 12, 2014, the Company entered into an arrangement with Allianz to co-invest up to $1 billion in the U.S. real estate market. As part of this arrangement, the Company sold 100% of certain real estate holding to an unaffiliated joint venture limited partnership (“LP”) in return for cash and a 20% equity interest in the LP. These properties had a book value of $343 million and fair value of $545 million, which resulted in a gain to operations of $161 million (after 20% deferral of realized gain). The Company provides the LP with property management services and through a wholly-owned subsidiary provides the LP with asset management services.

Affiliate Transactions

In 2014, JHUSA acquired, at fair value, real estate from an affiliate, JHNY, for approximately $33 million.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2015 and 2014.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $120 million, $3 million, and $0 million of impairments on partnerships and LLCs during the years ended December 31, 2015, 2014 and 2013, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2015 or 2014.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (LTV), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2015 and 2014, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”) whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2015.

The Company’s practice is to require a minimum of 102% of the fair value of securities loaned under securities lending agreements to be maintained as non-cash collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. Any cash collateral received is not re-invested nor is a rebate paid to the lending counterparty. There were no securities on loan as of December 31, 2015 and 2014.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Income:
Bonds	$2,231	$2,378	$2,577
Preferred stocks	-	2	-
Common stocks	372	76	4
Mortgage loans on real estate	670	738	730
Real estate	722	669	605
Policy loans	190	287	283
Cash, cash equivalents and short-term investments	8	7	5
Other invested assets	466	464	620
Derivatives	520	452	464
Other income	27	23	25

Total investment income	5,206	5,096	5,313
Expenses
Investment expenses	(533)	(516)	(493)
Investment taxes, licenses and fees, excluding federal income taxes	(84)	(85)	(83)
Investment interest expense	(84)	(91)	(97)
Depreciation on real estate and other invested assets	(118)	(107)	(89)

Total investment expenses	(819)	(799)	(762)

Net investment income	$4,387	$4,297	$4,551

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Realized capital gains (losses)	$965	$431	$(1,701)
Less amount transferred to the IMR (net of related tax benefit (expense) of $(138) in 2015, $(66) in 2014, and $(8) in 2013)	256	123	(16)

Realized capital gains (losses) before tax	709	308	(1,685)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	493	382	108

Net realized capital gains (losses)	$216	$(74)	$(1,793)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, pre-payable interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options that are exchange-traded in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”) or the purchase of credit default swap index (“CDX”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

A CDX is similar to a CDS in that it is a credit derivative used to hedge credit risk; however, it uses a basket of credit entities or indexes rather than a single reference entity or index. CDX is a standardized credit security and it is cleared through a clearing house.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2015
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$3,553	$-	$-	$457	$256
	Foreign currency swaps	142	10	7	1	24

Cash flow hedges	Interest rate swaps	10,358	-	-	1,516	267
	Foreign currency swaps	1,571	168	93	420	339
	Foreign currency forwards	288	-	-	-	31
	Equity total return swaps	26	-	-	-	1

Total Derivatives in Effective Hedge Accounting Relationships		$15,938	$178	$100	$2,394	$918

Other Hedging Relationships
	Interest rate swaps	$149,942	$10,043	$5,770	$10,043	$5,770
	Interest rate treasury locks	8,429	364	153	364	153
	Interest rate options	4,253	144	-	144	-
	Interest rate futures	4,656	-	-	-	-
	Foreign currency swaps	972	123	62	123	62
	Foreign currency forwards	73	8	-	8	-
	Foreign currency futures	1,842	-	-	-	-
	Equity total return swaps	131	2	1	2	1
	Equity options	2,878	138	8	138	8
	Equity index futures	9,169	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$182,345	$10,822	$5,994	$10,822	$5,994

Replication Synthetic Asset Transactions
	Interest rate swaps	$2,385	$-	$-	$90	$13
	Credit default swaps	295	1	-	3	-

Total Derivatives in Replication Synthetic Asset Transactions		$2,680	$1	$-	$93	$13

Total Derivatives		$200,963	$11,001	$6,094	$13,309	$6,925

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2014
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$5,461	$-	$1	$496	$641
	Foreign currency swaps	169	1	29	-	62

Cash flow hedges	Interest rate swaps	12,053	-	-	1,543	263
	Foreign currency swaps	1,640	29	15	266	261
	Foreign currency forwards	102	-	-	-	4
	Equity total return swaps	27	-	-	6	-

Total Derivatives in Effective Hedge Accounting Relationships		$19,452	$30	$45	$2,311	$1,231

Other Hedging Relationships
	Interest rate swaps	$128,704	$9,059	$5,154	$9,059	$5,154
	Interest rate treasury locks	6,323	938	-	938	-
	Interest rate options	3,362	93	-	93	-
	Interest rate futures	3,697	-	-	-	-
	Foreign currency swaps	978	43	30	43	30
	Foreign currency forwards	43	4	-	4	-
	Foreign currency futures	1,775	-	-	-	-
	Equity total return swaps	31	11	-	11	-
	Equity options	3,940	277	-	277	-
	Equity index futures	8,323	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$157,176	$10,425	$5,184	$10,425	$5,184

Replication Synthetic Asset Transactions
	Interest rate swaps	$1,040	$-	$-	$61	$-
	Credit default swaps	315	3	-	6	-

Total Derivatives in Replication Synthetic Asset Transactions		$1,355	$3	$-	$67	$-

Total Derivatives		$177,983	$10,458	$5,229	$12,803	$6,415

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2015, 2014 and 2013, respectively, the Company recorded unrealized gains (losses) of ($33) million, $1,215 million, and $168 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

In 2014, the Company concluded that a portion of the hedged transactions for its long-term care business and life insurance business were probable not to occur resulting in the de-designation of $2.7 billion (notional principal) of forward-starting interest rate swaps. The de-designation of these interest rate swaps resulted in an increase to unrealized capital gains (losses) of $445 million, net of tax. In addition as part of our affiliate reinsurance agreement with JHRECO, we were required as part of the net investment income component of the treaty settlement calculation to cede $440 million, net of tax, and therefore the overall impact of this transaction was not material to capital and surplus.

For the year ended December 31, 2015, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 31 years.

Derivatives Not Designated as Hedging Instruments in Effective Hedge Accounting or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2015, 2014 and 2013 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2015	2014	2013

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$367	$2,043	$(2,530)
Interest rate treasury locks	(728)	1,323	(385)
Interest rate options	16	67	(46)
Foreign currency swaps	-	(5)	(9)
Foreign currency forwards	5	4	(1)
Equity total return swaps	2	-	-
Equity options	(76)	(23)	(39)
Credit default swaps	-	-	-

Total net unrealized capital gain (loss)	$(414)	$3,409	$(3,010)

Net realized capital gain (loss):
Interest rate swaps	$(495)	$(178)	$164
Interest rate treasury locks	446	157	-
Interest rate options	-	-	-
Interest rate futures	(25)	(141)	78
Foreign currency swaps	4	18	(10)
Foreign currency forwards	26	1	5
Foreign currency futures	99	165	74
Equity total return swaps	11	24	5
Equity options	(18)	5	3
Equity index futures	(42)	(692)	(1,892)
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net realized capital gain (loss)	$6	$(641)	$(1,573)

Total gain (loss) from derivatives in other hedging relationships	$(408)	$2,768	$(4,583)

The Company also deferred net realized gains (losses) of ($495) million, ($192) million, and $146 million (including ($495) million and ($174) million of losses, and $148 million of gains for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2015, 2014 and 2013, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. In addition, the Company replicates the exposure of a basket of entities using CDX with complementary cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2015 and 2014, respectively.

	December 31, 2015			December 31, 2014

	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate debt
AAA	$35	$-	1	$35	$1	2
AA	95	1	1	95	2	2
A	165	2	1	185	3	2
BBB	-	-	-	-	-	-

Total CDS protection sold	$295	$3		$315	$6

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company holds no purchased credit protection at December 31, 2015 and 2014. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 1 year.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2015 and 2014, the Company accepted collateral consisting of cash of $1,640 million and $2,939 million, and various securities with a fair value of $5,014 million and $3,895 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Transactions with Affiliates

The Company has entered into two currency swap agreements with JHFC which are recorded at fair value. JHFC utilizes the currency swaps to hedge currency exposure on foreign currency financial instruments. The Company has also entered into two currency agreements with external counterparties which offset the currency swap agreements with JHFC. As of December 31, 2015 and 2014, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $397 million and $238 million, respectively.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition — This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds — For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate — The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell.

Cash, Cash Equivalents and Short-Term Investments — The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans — These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves — Policy reserves consists of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds — Includes term certain contracts, funding agreements, supplementary contracts without life contingencies and those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair values associated with the term certain contracts, funding agreements and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. For those balances that can be withdrawn by the policyholder at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the policyholder as of the reporting date, which is generally the carrying value.

Consumer Notes — The fair value of consumer notes is determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 — Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information is publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 — Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Certain of the Company’s separate account assets and derivative assets and liabilities are included within Level 2. A description of valuation techniques used to measure the fair value of derivatives is described below.

•

Level 3 — Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. The valuation techniques used to measure the fair value of derivative assets and separate account investments in timber and agriculture are included in Level 3 as described below.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgment is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2015
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$29	$29	$-	$-	$29
Loan-backed and structured securities	7	7	-	-	7

Total bonds with NAIC 6 rating	36	36	-	-	36
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	658	658	548	-	110

Total common stocks	658	658	548	-	110
Derivatives:
Interest rate swaps	10,043	10,043	-	10,043	-
Interest rate treasury locks	364	364	-	-	364
Interest rate options	144	144	-	-	144
Interest rate futures	-	-	-	-	-
Foreign currency swaps	123	123	-	123	-
Foreign currency forwards	8	8	-	8	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	2	2	-	-	2
Equity options	138	138	-	36	102
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	10,822	10,822	-	10,210	612
Assets held in separate accounts	129,725	129,725	124,290	3,470	1,965

Total assets	$141,241	$141,241	$124,838	$13,680	$2,723

Liabilities:
Derivatives:
Interest rate swaps	$5,770	$5,770	$-	$5,700	$70
Interest rate treasury locks	153	153	-	-	153
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	62	62	-	62	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	1	1	-	-	1
Equity options	8	8	-	8	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,994	5,994	-	5,770	224
Liabilities held in separate accounts	129,725	129,725	124,290	3,470	1,965

Total liabilities	$135,719	$135,719	$124,290	$9,240	$2,189

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	December 31, 2014
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-
Loan-backed and structured securities	39	39	-	18	21

Total bonds with NAIC 6 rating	39	39	-	18	21
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	477	477	379	-	98

Total common stocks	477	477	379	-	98
Derivatives:
Interest rate swaps	9,059	9,059	-	9,058	1
Interest rate treasury locks	938	938	-	168	770
Interest rate options	93	93	-	-	93
Interest rate futures	-	-	-	-	-
Foreign currency swaps	43	43	-	43	-
Foreign currency forwards	4	4	-	4	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	11	11	-	-	11
Equity options	277	277	-	61	216
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	10,425	10,425	-	9,334	1,091
Assets held in separate accounts	140,164	140,164	134,070	3,756	2,338

Total assets	$151,105	$151,105	$134,449	$13,108	$3,548

Liabilities:
Derivatives:
Interest rate swaps	$5,154	$5,154	$-	$5,113	$41
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	30	30	-	30	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,184	5,184	-	5,143	41
Liabilities held in separate accounts	140,164	140,164	134,070	3,756	2,338

Total liabilities	$145,348	$145,348	$134,070	$8,899	$2,379

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2015
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$44,427	$44,595	$-	$40,866	$3,729
Preferred stocks	23	34	-	-	34
Mortgage loans on real estate	10,475	11,213	-	-	11,213
Cash, cash equivalents and short term investments	4,528	4,528	2,059	2,469	-
Policy loans	3,718	3,718	-	3,718	-
Derivatives in effective hedge accounting and RSAT relationships	179	2,487	-	2,484	3

Total assets	$63,350	$66,575	$2,059	$49,537	$14,979

Liabilities:
Consumer notes	$265	$289	$-	$-	$289
Borrowed money	160	160	-	160	-
Policy reserves	1,553	1,533	-	-	1,533
Policyholders’ and beneficiaries funds	2,685	2,850	-	1,151	1,699
Derivatives in effective hedge accounting and RSAT relationships	100	931	-	664	267

Total liabilities	$4,763	$5,763	$-	$1,975	$3,788

	December 31, 2014
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$49,187	$52,644	$-	$48,392	$4,252
Preferred stocks	26	46	-	-	46
Mortgage loans on real estate	11,519	12,785	-	-	12,785
Cash, cash equivalents and short term investments	7,702	7,702	4,407	3,295	-
Policy loans	5,039	5,039	-	5,039	-
Derivatives in effective hedge accounting and RSAT relationships	33	2,378	-	2,372	6

Total assets	$73,506	$80,594	$4,407	$59,098	$17,089

Liabilities:
Consumer notes	$411	$454	$-	$-	$454
Borrowed money	290	290	-	290	-
Policy reserves	1,661	1,648	-	-	1,648
Policyholders’ and beneficiaries funds	3,901	4,352	-	1,457	2,895
Derivatives in effective hedge accounting and RSAT relationships	45	1,231	-	964	267

Total liabilities	$6,308	$7,975	$-	$2,711	$5,264

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $ 2,319 million and $2,268 million at December 31, 2015 and 2014, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2015 and 2014, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2015 and 2014.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2015, 2014 and 2013, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2015	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2015

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$(4)	$(1)	$-	$2	$-	$(2)	$-	$41	$(7)	$29
Impaired mortgage-backed and asset-backed securities	21	(3)	3	-	-	-	(24)	-	15	(5)	7

Total bonds with NAIC 6 rating	21	(7)	2	-	2	-	(26)	-	56	(12)	36
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	98	(2)	8	-	7	-	(3)	-	2	-	110

Total common stocks	98	(2)	8	-	7	-	(3)	-	2	-	110
Net derivatives	1,050	-	(614)	-	27	-	-	-	-	(75)	388
Separate account assets/liabilities	2,338	189	-	-	27	-	(593)	-	4	-	1,965

Total	$3,507	$180	$(604)	$-	$63	$-	$(622)	$-	$62	$(87)	$2,499

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2014	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2014

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$26	$-	$(3)	$-	$-	$-	$-	$-	$-	$(23)	$-
Impaired mortgage-backed and asset-backed securities	34	-	1	-	-	-	-	-	11	(25)	21

Total bonds with NAIC 6 rating	60	-	(2)	-	-	-	-	-	11	(48)	21
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	86	-	(1)	-	14	-	(1)	-	-	-	98

Total common stocks	86	-	(1)	-	14	-	(1)	-	-	-	98
Net derivatives	(114)	26	1,088	-	72	-	(25)	-	41	(38)	1,050
Separate account assets/liabilities	2,221	162	-	-	68	-	(270)	-	163	(6)	2,338

Total	$2,253	$188	$1,085	$-	$154	$-	$(296)	$-	$215	$(92)	$3,507

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2013	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2013

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$12	$(2)	$-	$-	$-	$-	$-	$-	$23	$(7)	$26
Impaired mortgage-backed and asset-backed securities	53	(37)	39	-	-	-	(23)	(5)	16	(9)	34

Total bonds with NAIC 6 rating	65	(39)	39	-	-	-	(23)	(5)	39	(16)	60
Preferred stocks:
Industrial and misc	4	-	-	-	-	-	-	-	-	(4)	-

Total preferred stocks	4	-	-	-	-	-	-	-	-	(4)	-
Common stocks:
Industrial and misc	44	-	(2)	-	58	-	(18)	-	4	-	86

Total common stocks	44	-	(2)	-	58	-	(18)	-	4	-	86
Net derivatives	58	6	(459)	-	287	-	(7)	-	-	1	(114)
Separate account assets/liabilities	2,223	160	-	-	31	-	(195)	-	3	(1)	2,221

Total	$2,394	$127	$(422)	$-	$376	$-	$(243)	$(5)	$46	$(20)	$2,253

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2015	2014	2013

	(in millions)
Premiums earned
Direct	$20,189	$19,525	$20,311
Assumed	1,867	792	1,062
Ceded	(5,733)	(7,579)	(8,491)

Net	$16,323	$12,738	$12,882

Benefits to policyholders ceded	$(16,713)	$(18,500)	$(17,988)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2015, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2015, there was no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected.

As of December 31, 2015, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $1,328 million.

The Company has not entered into any reinsurance transactions within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation.

Non-Affiliated Reinsurance

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with New York Life (“NYL”) to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk. The transactions included the transfer to NYL of $8,916 million of invested assets and $5,282 million in net policy liabilities. In addition, the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Company recognized approximately $3,698 million of FWH assets. The transactions resulted in a pre-tax loss of $70 million, including a ceding commission paid of $263 million, and an increase in surplus of $281 million, net of tax, which was deferred and will be amortized over a period of approximately 20 years.

The table below consists of the impact of the NYL Agreements:

Year ended December 31,
2015
(in millions)
Premiums ceded	$(8,180)
Premiums assumed	3,272
Benefits ceded	(314)
Benefits assumed	126
Other reinsurance receivable	362
Funds held by or deposited with reinsured companies	3,655

In conjunction with the NYL Agreements, the existing 100% coinsurance FWH agreement which retrocedes the JHLICO Closed Block New York business back to the Company from JHNY was recaptured. The recapture resulted in a decrease in FWH assets of $1,919 million, a net decrease in policy assets and liabilities of $1,918 million, and an increase in surplus of $96 million. In addition, the 90% modified coinsurance FWH treaty with MRBL was also recaptured. The recapture resulted in a decrease in assets of $1,000 million, an increase in net policy liabilities of $1,266 million and a decrease in surplus of $173 million, net of tax. The recaptures were necessary to complete the NYL Agreements, because the policies under these agreements are the same policies at risk under the NYL Agreements.

On July 1, 2011, JHUSA entered into a sale of its Life Retrocession business by way of a coinsurance treaty with Pacific Life Insurance Company that resulted in the recognition of approximately $432 million deferred gain (net of deferred taxes) recorded to surplus. During 2013, JHUSA novated 95% of the underlying reinsurance agreements to Pacific Life Insurance Company. Based on this novation, the Company recorded a gain of $352 million to the Statements of Operations (pre-tax). In 2014, the Company completed the novation of the remaining 5% of the agreements and recorded $20 million to the Statements of Operations (pre-tax).

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2015	2014	2013

	(in millions)
Premiums ceded, net	$(2,231)	$(192)	$(216)
Benefits ceded, net	(436)	(394)	(483)
Funds held by or deposited with reinsured companies	-	1,952	1,978
Other reinsurance receivable	60	86	124
Other amounts payable on reinsurance	1	10	15
Treaty settlement received (paid)	527	449	532
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to participating traditional life insurance policies was transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance FWH agreement. JHNY retained the invested assets supporting this block of business. As previously noted, the coinsurance FWH agreement was recaptured effective July 1, 2015. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from the Company to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from the Company to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from the Company to JHNY under a coinsurance agreement.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2015	2014	2013

	(in millions)
Premiums ceded	$(530)	$(546)	$(570)
Benefits ceded	(756)	(759)	(730)
Other amounts payable on reinsurance	25	58	45
Funds withheld from unauthorized reinsurers	7,544	7,409	5,425
Treaty settlement received (paid)	(468)	(489)	(55)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company reinsures certain portions of its long-term care insurance business with JHRECO through coinsurance FWH transactions. Under reinsurance treaties covering life insurance business, the Company cedes to JHRECO on a coinsurance FWH basis to the death benefits from the no-lapse guarantee on a small block of policies. The Company also reinsures a portion of the risk related to certain annuity policies and during 2013 a small number of these policies were recaptured for administration purposes. This recapture did not have a material impact on the Company’s results of operations. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2015	2014	2013

	(in millions)
Premiums ceded	$5,332	$(4,599)	$(5,128)
Benefits ceded	(12,125)	(14,303)	(13,966)
Other reinsurance receivable	-	40	398
Other amounts payable on reinsurance	351	837	55
Funds withheld from unauthorized reinsurers	240	1,251	1,256
Treaty settlement received (paid)	(712)	(2,080)	1,095
*	Treaty settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institutions (“OSFI”), and reports on a consolidated international financial reporting standards (“IFRS”) basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $2,992 million as a coinsurance reserve and JHUSA holds $325 million as a modified coinsurance reserve. The IFRS reserves that MRBL holds for variable annuities are similar in concept to AG43. The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $0 at December 31, 2015 and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

Prior to the previously noted transactions with NYL, the Company reinsured 90% of the non-reinsured risk of the JHLICO closed block. The reinsurance agreement was written on a modified coinsurance basis where the related financial assets

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

remain invested with the Company. As the reinsurance agreement did not subject the reinsurer to the reasonable possibility of significant loss, it was classified as structured reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Statements of Operations. This reinsurance agreement was recaptured effective July 1, 2015.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2015	2014	2013

	(in millions)
Premiums ceded	$(392)	$(338)	$(536)
Benefits ceded	(448)	(298)	(338)
Other reinsurance receivable	36	82	18
Funds withheld from unauthorized reinsurers	-	213	-
Treaty settlement received (paid)	14	(97)	146
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further UL and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure.

Other

On July 31, 2013, MFC signed an agreement to sell its life insurance business in Taiwan to CTBC Life Insurance Company (CTBC Life). Under the agreement, CTBC Life will assume all of the life insurance business related obligations. In connection with this transaction, on December 31, 2013, the Company paid $111 million in fees to an affiliate, Manufacturers Life Reinsurance Limited for the recapture of certain traditional life business reserves and net liabilities of $42 million, which resulted in a pre-tax loss of $69 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2015
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$4,114	$383	$4,497
(b) Statutory valuation allowance adjustments	50	-	50

(c) Adjusted gross deferred tax assets (a — b)	4,064	383	4,447
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c — d)	4,064	383	4,447
(f) Deferred tax liabilities	4,639	195	4,834

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$(575)	$188	$(387)

	December 31, 2014
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$4,300	$479	$4,779
(b) Statutory valuation allowance adjustments	50	-	50

(c) Adjusted gross deferred tax assets (a — b)	4,250	479	4,729
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c — d)	4,250	479	4,729
(f) Deferred tax liabilities	4,871	314	5,185

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$(621)	$165	$(456)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$(186)	$(96)	$(282)
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a — b)	(186)	(96)	(282)
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c — d)	(186)	(96)	(282)
(f) Deferred tax liabilities	(232)	(119)	(351)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$46	$23	$69

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $50 million for the year ended December 31, 2015. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2019, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2015
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	546	268	814
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	1,162	268	1,430
2. Adjusted gross deferred tax assets allowed per limitation threshold.	546	268	814
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	3,518	115	3,633

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$4,064	$383	$4,447

	December 31, 2014
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	521	276	797
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	1,197	276	1,473
2. Adjusted gross deferred tax assets allowed per limitation threshold.	521	276	797
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	3,729	203	3,932

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$4,250	$479	$4,729

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	25	(8)	17
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(35)	(8)	(43)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	25	(8)	17
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(211)	(88)	(299)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(186)	$(96)	$(282)

	2015	2014

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	793%	917%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$5,426	$5,315

Impact of tax planning strategies is as follows:

	December 31, 2015
	(1)	(2)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$4,064	$383
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$4,064	$383
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	December 31, 2014
	(3)	(4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$4,250	$479
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	32%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$4,250	$479
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	32%

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$(186)	$(96)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	(32%)
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(186)	$(96)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	(32%)

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2015	2014	Change

	(in millions)
1. Current income tax
(a) Federal	$(778)	$(716)	$(62)
(b) Foreign	-	-	-

(c) Subtotal	(778)	(716)	(62)
(d) Federal income tax on net capital gains	493	382	111
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$(285)	$(334)	$49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2015	2014	Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	1,011	1,034	(23)
(4) Investments	157	147	10
(5) Deferred acquisition costs	506	755	(249)
(6) Policyholder dividends accrual	68	111	(43)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	37	54	(17)
(9) Pension accrual	-	-	-
(10) Receivables — nonadmitted	67	49	18
(11) Net operating loss carryforward	1,276	1,218	58
(12) Tax credit carry-forward	898	860	38
(13) Other (including items <5% of total ordinary tax assets)	94	72	22

(99) Subtotal	$4,114	$4,300	$(186)

(b) Statutory valuation allowance adjustment	50	50	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) — 2(b) — 2(c))	$4,064	$4,250	$(186)

(e) Capital:
(1) Investments	$383	$479	$(96)
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$383	$479	$(96)

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) — 2(f) — 2(g))	$383	$479	$(96)
(i) Admitted deferred tax assets (2(d)+2(h))	$4,447	$4,729	$(282)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$4,146	$4,202	$(56)
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	119	148	(29)
(4) Policyholder reserves	-	-	-
(5) Other (including items <5% of total ordinary tax liabilities)	374	521	(147)

(99) Subtotal	$4,639	$4,871	$(232)
(b) Capital:
(1) Investments	$155	$276	$(121)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	40	38	2

(99) Subtotal	$195	$314	$(119)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$4,834	$5,185	$(351)

4. Net deferred tax assets/liabilities (2(i) — 3(c))	$(387)	$(456)	$69

The change in net deferred income taxes is comprised of the following:

	December 31,
	2015	2014	Change

	(in millions)
Total deferred tax assets	$4,447	$4,729	$(282)
Total deferred tax liabilities	4,834	5,185	(351)

Net deferred tax assets (liabilities)	$(387)	$(456)	$69

Tax effect of unrealized gains and losses			183
Tax effect of unrealized foreign exchange gains (losses)			44

Change in net deferred income taxes			$(158)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Ordinary provisions computed at statutory rate	$(105)	$(1,087)	$1,775
Net realized capital gains (losses) before IMR at statutory rate	335	151	(595)
Change in nonadmitted assets	-	-	-
Reinsurance	35	(91)	(206)
Valuation allowance	-	-	50
Tax-exempt income	(6)	(16)	(2)
Nondeductible expenses	-	1	7
Foreign tax expense gross up	9	9	8
Amortization of IMR	(128)	(62)	(64)
Tax recorded in surplus	37	15	(18)
Dividend received deduction	(230)	(129)	(102)
Investment in subsidiaries	(28)	(32)	(35)
Prior year adjustment	(21)	(23)	16
Tax credits	(42)	(52)	(61)
Change in tax reserve	18	11	(55)
Pension	-	-	-
Other	(1)	(2)	(1)

Total	$(127)	$(1,307)	$717

Federal and foreign income taxes incurred	$(778)	$(716)	$262
Capital gains tax	493	382	108
Change in net deferred income taxes	158	(973)	347

Total statutory income tax expense (benefit)	$(127)	$(1,307)	$717

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2015, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millons)
Net operating losses	2008	2023	$1,594
	2009	2024	259
	2010	2025	200
	2013	2028	902
	2014	2029	628
	2015	2030	62

			$3,645

Affordable housing tax credits	2001	2021	$-
	2002	2022	26
	2003	2023	49
	2004	2024	56
	2005	2025	58
	2006	2026	55
	2007	2027	64
	2008	2028	60
	2009	2029	47
	2010	2030	52
	2011	2031	53
	2012	2032	46
	2013	2033	37
	2014	2034	28
	2015	2035	16

			$647

Foreign tax credits	2005	2015	$23
	2006	2016	9
	2007	2017	27
	2008	2018	18
	2009	2019	7
	2010	2020	9
	2011	2021	27
	2012	2022	27
	2013	2023	27
	2014	2024	30
	2015	2025	27

			$231

Alternative minimum tax credits	2002		$2
	2003		2

			$4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Rehabilitation credits	2003	2023	$4
	2006	2026	1

			$5

Other credits	2007	2027	$1
	2008	2028	1
	2009	2029	1
	2010	2030	2
	2011	2031	2
	2013	2033	2
	2014	2034	2

			$11

There are no federal income taxes incurred available for recoupment in the event of future net losses for 2015, 2014 and 2013 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Company of Vermont
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life Insurance Company of New York
Hancock Farmland Services, Inc.	John Hancock Life & Health Insurance Company
Hancock Forest Management Inc.	John Hancock Real Estate Finance Inc.
Hancock Natural Resource Group Inc.	John Hancock Realty Advisors Inc.
Hancock Venture Partners Inc.	John Hancock Realty Mgt. Inc.
Hancock Venture Partners Inc. Russia	John Hancock Signature Services Inc.
HVP-Special Purpose Sub I Inc.	John Hancock Natural Resource Corp.
HVP-Special Purpose Sub II Inc.	Manulife Reinsurance (Bermuda) Limited
JH California Real Estate Holdings, Inc.	Manulife Reinsurance Limited
JH Illinois Real Estate Holdings, Inc.	Manulife Service Corporation
JH Networking Insurance Agency Inc.	MCC Asset Management Inc.
JHFS One Corp.	PT Timber Inc.
John Hancock Assignment Company	Signator Insurance Agency Inc.
John Hancock Capital Growth Management Inc.	Signator Investors Inc.
John Hancock Energy Resources Mgt. Inc.	Signator Financial Services Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation
John Hancock Financial Corporation	Transamerica Fund Distributors Inc.
John Hancock Insurance Agency Inc.	Transamerica Fund Management Company

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) affiliates are $130 million and $728 million at December 31, 2015 and 2014, respectively, and are included in other assets on the Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years through 2009 have been closed. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2009. The IRS has issued statutory notices of deficiency relating to issues in years 1997 through 2004. JHFC filed a petition in U.S. Tax Court pertaining to leveraged leases to contest years 1997 to 2001 and the trial was completed in 2011 with final judgment entered on July 22, 2014. The IRS issued Revenue Agent Reports for tax years 2005 through 2009. Protests were filed with respect to disagreed issues. The IRS commenced its audit of tax years 2010 through 2013 in September 2014.

On August, 5, 2013, the U.S. Tax Court issued an opinion in the litigation between the Company and the IRS involving the tax treatment of certain leveraged lease investments. The Court’s opinion effectively ruled against the Company with respect to deductions claimed for tax years 1997 through 2001. The Company and the IRS are in the process of determining the impact of the decision on years subsequent to the years that were decided by the Court. The Company has made advance payments of tax and interest and is awaiting final IRS assessments. Although the Company is fully reserved for the taxes and interest that could be due, this decision may result in a decrease in the admissible book value of other deferred tax assets include in surplus in subsequent periods, absent consideration of further management actions.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2015	2014

	(in millions)
Balance at beginning of year	$2,002	$2,715
Additions based on tax positions related to the current year	40	49
Payments	-	(550)
Additions for tax positions of prior years	41	23
Reductions for tax positions of prior years	(116)	(235)

Balance at end of year	$1,967	$2,002

Included in the balances as of December 31, 2015 and 2014, respectively, are $172 million and $154 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2015 and 2014, are $1,796 million and $1,848 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Approximately $1,734 million and $1,734 million of such amounts at December 31, 2015 and 2014, respectively, represent deferred tax liability balances related to leveraged lease deductions taken in prior year tax returns that were considered in determining the amount of deferred tax assets that can be admitted by offsetting such amounts against deferred tax liabilities. Excluding the effect of interest and penalties, this will have no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 2002 through 2009 IRS audit. A reasonable estimate of the decrease cannot be determined at this time however, the Company believes that the ultimate resolution will not result in a material change to its financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million of interest expense, and $9 million, and $11 million of interest benefit for the years ended December 31, 2015, 2014 and 2013, respectively. The Company had approximately $202 million and $209 million accrued for interest as of December 31, 2015 and 2014, respectively. The Company did not recognize any material amounts of penalties for the years ended December 31, 2015, 2014 and 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2015, 2014 and 2013, the Company paid a dividend to its parent company MIC of $210 million, $500 million and $300 million, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2015 and 2014, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level.

The Company has surplus notes described below in the amount of $991 million. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2015, 2014 and 2013. Total interest paid through December 31, 2015 was $714 million.

Pursuant to two subordinated surplus notes dated September 30, 2008, the Company borrowed the respective amount of $295 million and $110 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7% per annum and is payable semi-annually. The notes mature on March 31, 2033. The combined interest expense on the notes was $29 million for years ended December 31, 2015, 2014 and 2013. Total interest paid through December 31, 2015 was $202 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month LIBOR plus 130 basis points and is payable semi-annually. The note matures on December 15, 2016. Interest expense was $2 million, $2 million, and $2 million for the years ended December 31, 2015, 2014 and 2013, respectively. Total interest paid through December 31, 2015 was $13 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company, JHIA, and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $377 million, $398 million, and $443 million, respectively, for the years ended December 31, 2015, 2014 and 2013.

The Company has Administrative Service Agreements with its subsidiaries whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $760 million, $618 million, and $328 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2015, 2014 and 2013, respectively, the Company received dividends of $36 million, $43 million, and $297 million from John Hancock Investment Management Services LLC, $81 million, $90 million, and $98 million from JHD, $0 million, $0 million, $0 million from JHNY, $70 million, $0 million, and $0 million from JHLH, and $289 million, $72 million, and $0 million from John Hancock Subsidiaries, LLC (JHS). These dividends are included in the Company’s net investment income.

During 2015, the Company made a capital contribution of $348 million to JHS in exchange for one share of its common stock.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2015 and 2014, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2015, 2014 and 2013, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2015	2014

	(In millions)
The Manufacturers Investment Corporation	$49	$105
John Hancock Financial Corporation	138	274
Manulife Reinsurance Limited	44	186
Manulife Reinsurance (Bermuda) Ltd.	167	696
John Hancock Life & Health Insurance Company	30	142
John Hancock Life Insurance Company Vermont	33	39
John Hancock Reassurance Company, Ltd.	126	278
John Hancock Life Insurance Company New York	473	611
John Hancock Investment Management Services LLC	28	31
John Hancock Subsidiaries LLC	45	45
John Hancock Insurance Agency, Inc.	12	16
Essex Corporation	-	1
Hancock Venture Partners, Inc.	-	-
JH Signature Services Inc.	7	9
JH Partnership Holdings I, II LP	4	2
John Hancock Energy Resources Management, Inc.	-	4
John Hancock Real Estate Finance	-	1
John Hancock Realty Advisors	4	8
JH Advisors LLC	84	158
Manulife Asset Management (US) LLC	55	75
Declaration Management and Research LLC	11	4
Hancock Capital Investment Management LLC	10	15
John Hancock RPS, LLC	36	14
The Berkeley Financial Group, LLC	4	4
Manulife Holdings (USA), LLC	-	-
Signator Insurance Agency, Inc.	14	18
JH Networking Insurance Agency, Inc.	6	4
John Hancock Administrative Services LLC	-	-
John Hancock Financial Network, Inc.	-	-
Hancock Natural Resource Group, Inc.	50	-
Hancock Forest Management, Inc.	6	-
John Hancock Personal Financial Services, LLC	1	-

Total	$1,437	$2,740

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Please refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $183 million, purchase other invested assets of $1,716 million, purchase real estate of $98 million, and issue agricultural and commercial mortgages of $125 million at December 31, 2015. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 39% of these commitments expire in 2016.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

Non-cancelable Operating Leases
(in millions)
2016	$12
2017	10
2018	7
2019	5
2020	5
Thereafter	349

Total	$388

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

Contingencies: The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion effectively ruling in the government’s favor in the litigation between John Hancock and the IRS involving the tax treatment of John Hancock’s investments in certain leveraged leases. The Company and the IRS are in the process of determining the impact of the decision on years subsequent to the years that were decided by the Court. The Company has made advance payments of tax and interest and is awaiting final IRS assessments. Although the Company is fully reserved for the taxes and interest that could be due, this decision may result in a decrease in the admissible book value of other deferred tax assets included in surplus in subsequent periods, absent consideration of further management actions.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

13. Annuity Actuarial Reserves

The Company’s annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2015
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$769	$503	$1,793	$3,065	2%
At book value less current surrender charge of 5% or more	5	-	-	5	0%
At fair value	-	-	114,302	114,302	82%

Total with adjustment or at fair value	774	503	116,095	117,372	84%
At book value without adjustment (minimal or no charge or adjustment)	7,165	-	-	7,165	5%
Not subject to discretionary withdrawal	15,068	686	134	15,888	11%

Total (gross)	23,007	1,189	116,229	140,425	100%

Reinsurance ceded	4,904	-	-	4,904

Total (net)	$18,103	$1,189	$116,229	$135,521

	December 31, 2014
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$968	$559	$1,879	$3,406	2%
At book value less current surrender charge of 5% or more	29	-	-	29	0%
At fair value	-	-	123,450	123,450	81%

Total with adjustment or at fair value	997	559	125,329	126,885	83%
At book value without adjustment (minimal or no charge or adjustment)	8,594	-	-	8,594	6%
Not subject to discretionary withdrawal	15,577	713	130	16,420	11%

Total (gross)	25,168	1,272	125,459	151,899	100%

Reinsurance ceded	5,483	-	-	5,483

Total (net)	$19,685	$1,272	$125,459	$146,416

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guarantee and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
	2015	2014	2015	2014

	(in millions)
Group Annuities (Deposit Administration)	$75,437	$78,905	$-	$-
Variable Annuities	37,422	43,503	27	29
Life and COLI	12,067	12,359	-	-
Fixed Products — Institutional and stable value fund	2,611	2,713	-	-
Fixed Products — Retail	22	24	472	570
Investments — Funds	1,667	2,061	-	-

Total	$129,226	$139,565	$499	$599

As of December 31, 2015 and 2014, the general account of the Company had a maximum guarantee for separate account liabilities $10,914 million and $7,816 million, respectively. To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees are as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

(in millions)
2015	$ 241	$ 59
2014	$ 252	$ 74
2013	$ 263	$ 109
2012	$ 269	$ 165
2011	$ 261	$ 145

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2015	2014

	(in millions, except for ages)
Account value	$37,947	$44,116
Amount of reserve held	1,179	865
Net amount at risk — gross	7,169	4,699
Weighted average attained age	68	67

The following assumptions and methodology were used to determine the amounts above at December 31, 2015 and 2014:

•

Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

•

In 2015 and 2014, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

•

In 2015 and 2014, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2015	2014

	(in millions)
Type of Fund
Equity	$24,131	$27,353
Balanced	16,993	19,449
Bonds	5,216	5,807
Money Market	668	683

Total	$47,008	$53,292

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2015			2014

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Premiums, deposits and other considerations	$1	$13,935	$13,936	$-	$13,258	$13,258

Reserves for accounts with assets at:
Fair value	1,189	127,792	128,981	1,272	137,306	138,578
Amortized cost	-	-	-	-	-	-

Total	$1,189	$127,792	$128,981	$1,272	$137,306	$138,578

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

	December 31,
	2015			2014

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$503	$1,793	$2,296	$531	$1,879	$2,410
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,901	1,901	-	2,483	2,483
At fair value	-	120,337	120,337	28	129,620	129,648
At book value without fair value adjustments and with current surrender charge of less than 5%	-	3,533	3,533	-	3,058	3,058

Subtotal	503	127,564	128,067	559	137,040	137,599
Not subject to discretionary withdrawal	686	228	914	713	266	979

Total	$1,189	$127,792	$128,981	$1,272	$137,306	$138,578

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2015	2014	2013

	(in millions)
Transfers to separate accounts	$17,071	$16,100	$14,916
Transfers from separate accounts	23,625	24,329	21,304

Net transfers to (from) separate accounts	$(6,554)	$(8,229)	$(6,388)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $35 million, $37 million, and $41 million in 2015, 2014 and 2013, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2015, 2014 and 2013, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $329 million and $332 million at December 31, 2015 and 2014, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2015, 2014 and 2013, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2015 and 2014 was $89 million and $91 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2015 and 2014 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2015, 2014 and 2013, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2015, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2020. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2015. At December 31, 2015, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2015, the Company had a committed line of credit agreement established by MLI totaling $1 billion, which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. At December 31, 2015, the Company had no outstanding borrowings under the agreement.

At December 31, 2015, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2018. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2015, the Company had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2015 and 2014 was $265 million and $411 million, respectively. Interest ranging from 3.1% to 6.0%. The notes are due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2016-$64 million; 2017-$4 million; 2018-$43 million; 2019-$16 million; 2020-$0 million; and thereafter $138 million.

Interest expense on consumer notes, included in benefits to policyholders, was $18 million, $24 million, and $ 30 million in 2015, 2014 and 2013, respectively. Interest paid amounted to $18 million, $24 million, and $ 30 million in 2015, 2014 and 2013, respectively.

Affiliated Debt: Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. This note was reported as a nonadmitted asset at December 31, 2015 and 2014 since the counterparty is the parent entity of the Company; however, this note will continue to accrue interest throughout the duration of the contract as per the terms of the note. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $6 million, $6 million, and $6 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and is payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On June 3, 2015, the maturity date was extended for a period of one year to June 28, 2016. Following the extension, the interest rate was amended and is calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and is payable quarterly effective from June 28, 2015. Interest expense was $2 million, $2 million, and $2 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Pursuant to a demand note dated December 20, 2012, the Company borrowed $130 million from MIC. The note was paid on December 21, 2015. Interest on the loan was calculated at a fluctuating rate equal to the one-month LIBOR rate and was

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

payable monthly. Interest expense was $0 million, $0 million, and $0 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Pursuant to a senior note receivable dated December 9, 2014, the Company has $40 million outstanding with JHS with a fair value of $ 40 million as of December 31, 2015. The note matures on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $1 million for the year ended December 31, 2015.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2015
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock — Class A	$-	$-	$-
(b) Membership stock — Class B	18	18	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$18	$18	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$400

	December 31, 2014
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock — Class A	$-	$-	$-
(b) Membership stock — Class B	20	20	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$20	$20	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$446

FHLBI membership stock of $18 million and $20 million was classified as not eligible for redemption for the years ended December 31, 2015 and 2014, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table indicates the collateral pledged to the FHLBI at the end of the year:

December 31, 2015
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

December 31, 2014
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

The following table indicates the maximum collateral pledged to the FHLBI during the year:

	December 31, 2015
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

	(in millions)
(a) General account	$794	$738	$400
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$794	$738	$400

	December 31, 2014
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

	(in millions)
(a) General account	$13	$12	$10
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$13	$12	$10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table represents the aggregate amount of borrowing from FHLBI:

December 31, 2015
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

December 31, 2014
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2015 was $400 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

17. Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000. As a result of the merger in 2009, the property and obligations of the JHLICO closed block became the property and obligations of JHUSA, but the Company operates these two closed blocks separately.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed blocks inure solely to the benefit of policyholders included in the closed blocks and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed blocks and the revenues from the closed blocks’ business prove to be insufficient to pay the benefits guaranteed in the closed blocks, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

17. Closed Blocks - (continued)

No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed blocks’ liabilities over the closed blocks’ assets represents the expected future post-tax contribution from that closed block which may be recognized in income over the period the policies and contracts in that closed block remain in force.

As previously discussed in the Reinsurance Note, effective July 1, 2015, the Company entered into a coinsurance reinsurance agreement with NYL to cede 100% QS of the Company’s in-force participating life insurance JHLICO closed block policies.

The following table sets forth certain summarized financial information relating to the JHUSA and JHLICO closed block.

	JHUSA		JHLICO
	2015	2014	2014

	(in millions)
Assets:
Bonds	$2,802	$3,153	$6,248
Stocks:
Preferred stocks	-	-	4
Common stocks	-	1	11
Mortgage loans on real estate	350	402	1,633
Real estate	1,012	842	12
Cash, cash equivalents and short-term investments	6	3	4
Policy loans	1,563	1,551	1,354
Other invested assets	18	113	127

Total cash and invested assets	5,751	6,065	9,393
Investment income due and accrued	101	105	126
Premiums due and deferred	10	12	68
Net deferred tax asset	112	112	157
Other closed block assets	77	63	91

Total closed block assets	$6,051	$6,357	$9,835

Obligations:
Policy reserves	5,756	5,871	9,710
Policyholders’ and beneficiaries’ funds	64	67	1,360
Dividends payable to policyholders	329	314	208
Policy benefits in process of payment	115	52	155
Other policy obligations	2	2	6
Other closed block obligations	474	720	198

Total closed block obligations	$6,740	$7,026	$11,637

18. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2015 financial statements through April 5, 2016, the date the financial statements were issued.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account H

December 31, 2015

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Audited Financial Statements

December  31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of

John Hancock Life Insurance Company (U.S.A.) Separate Account H

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account H (the Account) comprised of the following sub-accounts,

500 Index Fund B Series I	Lifestyle Aggressive MVP Series I
500 Index Fund B Series II	Lifestyle Aggressive MVP Series II
500 Index Fund B Series NAV	Lifestyle Aggressive Trust PS Series I
Active Bond Trust Series I	Lifestyle Aggressive Trust PS Series II
Active Bond Trust Series II	Lifestyle Balanced MVP Series I
All Cap Core Trust Series I	Lifestyle Balanced MVP Series II
All Cap Core Trust Series II	Lifestyle Balanced MVP Series NAV
American Asset Allocation Trust Series I	Lifestyle Balanced Trust PS Series I
American Asset Allocation Trust Series II	Lifestyle Balanced Trust PS Series II
American Asset Allocation Trust Series III	Lifestyle Conservative MVP Series I
American Global Growth Trust Series II	Lifestyle Conservative MVP Series II
American Global Growth Trust Series III	Lifestyle Conservative Trust PS Series I
American Growth-Income Trust Series I	Lifestyle Conservative Trust PS Series II
American Growth-Income Trust Series II	Lifestyle Growth MVP Series I
American Growth-Income Trust Series III	Lifestyle Growth MVP Series II
American Growth Trust Series II	Lifestyle Growth MVP Series NAV
American Growth Trust Series III	Lifestyle Growth Trust PS Series I
American International Trust Series II	Lifestyle Growth Trust PS Series II
American International Trust Series III	Lifestyle Moderate MVP Series I
American New World Trust Series II	Lifestyle Moderate MVP Series II
American New World Trust Series III	Lifestyle Moderate Trust PS Series I
Basic Value Focus	Lifestyle Moderate Trust PS Series II
Blue Chip Growth Trust Series I	Mid Cap Index Trust Series I
Blue Chip Growth Trust Series II	Mid Cap Index Trust Series II
Bond Trust Series I	Mid Cap Stock Trust Series I
Bond Trust Series II	Mid Cap Stock Trust Series II
Capital Appreciation Trust Series I	Mid Value Trust Series I
Capital Appreciation Trust Series II	Mid Value Trust Series II
Capital Appreciation Value Trust Series II	Money Market Trust B Series NAV
Core Bond Trust Series I	Money Market Trust Series I
Core Bond Trust Series II	Money Market Trust Series II
Core Strategy Trust Series I	Mutual Shares Trust Series I
Core Strategy Trust Series II	PIMCO All Asset
Core Strategy Trust Series NAV	Real Estate Securities Trust Series I
DWS Equity 500 Index	Real Estate Securities Trust Series II
Equity-Income Trust Series I	Real Return Bond Trust Series II
Equity-Income Trust Series II	Science & Technology Trust Series I
Financial Industries Trust Series I	Science & Technology Trust Series II
Financial Industries Trust Series II	Short Term Government Income Trust Series I
Franklin Templeton Founding Allocation Trust Series I	Short Term Government Income Trust Series II
Franklin Templeton Founding Allocation Trust Series II	Small Cap Growth Trust Series I
Fundamental All Cap Core Trust Series II	Small Cap Growth Trust Series II
Fundamental Large Cap Value Trust Series I	Small Cap Index Trust Series I
Fundamental Large Cap Value Trust Series II	Small Cap Index Trust Series II

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Global Allocation	Small Cap Opportunities Trust Series I
Global Bond Trust Series I	Small Cap Opportunities Trust Series II
Global Bond Trust Series II	Small Cap Value Trust Series I
Global Trust Series I	Small Cap Value Trust Series II
Global Trust Series II	Small Company Value Trust Series I
Health Sciences Trust Series I	Small Company Value Trust Series II
Health Sciences Trust Series II	Strategic Income Opportunities Trust Series I
High Yield Trust Series I	Strategic Income Opportunities Trust Series II
High Yield Trust Series II	Total Bond Market Trust B Series II
International Core Trust Series I	Total Bond Market Trust B Series NAV
International Core Trust Series II	Total Stock Market Index Trust Series I
International Equity Index Trust B Series I	Total Stock Market Index Trust Series II
International Equity Index Trust B Series II	US Equity Trust Series I
International Equity Index Trust B Series NAV	US Equity Trust Series II
International Growth Stock Trust Series II	Ultra Short Term Bond Trust Series I
International Small Company Trust Series I	Ultra Short Term Bond Trust Series II
International Small Company Trust Series II	Utilities Trust Series I
International Value Trust Series I	Utilities Trust Series II
International Value Trust Series II	Value Trust Series I
Investment Quality Bond Trust Series I	Value Trust Series II
Investment Quality Bond Trust Series II	Value Opportunities

as of December 31, 2015, and the related statements of operations and changes in contract owners’ equity for the above mentioned sub-accounts and for the Bond PS Series II, Fundamental Value Trust Series I, Fundamental Value Trust Series II, Natural Resources Trust Series II, Total Return Trust Series I, and Total Return Trust Series II sub-accounts (the “closed sub-accounts”) for each of the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2015, the results of their and the closed sub-accounts’ operations, and changes in contract owners’ equity for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

April 05, 2016

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	500 Index Fund B	500 Index Fund B	500 Index Fund B	Active Bond Trust	Active Bond Trust	All Cap Core Trust
	Series I	Series II	Series NAV	Series I	Series II	Series I
Total Assets
Investments at fair value	$46,424,449	$42,522,398	$206,755,474	$33,840,602	$159,362,610	$37,635,221

Net Assets
Contracts in accumulation	$46,139,947	$42,522,398	$206,640,380	$33,732,670	$159,144,309	$37,545,570
Contracts in payout (annuitization)	284,502	—	115,094	107,932	218,301	89,651

Total net assets	$46,424,449	$42,522,398	$206,755,474	$33,840,602	$159,362,610	$37,635,221

Units outstanding	2,528,339	2,353,578	11,198,247	1,807,587	8,869,897	1,450,422
Unit value	$18.36	$18.07	$18.46	$18.72	$17.97	$25.95

Shares	1,837,864	1,682,057	8,185,094	3,600,064	16,935,453	1,355,736
Cost	$38,023,207	$34,947,643	$149,893,503	$35,094,907	$167,273,322	$23,828,247

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

		American Asset	American Asset	American Asset	American Global	American Global
	All Cap Core Trust Series II	Allocation Trust Series I	Allocation Trust Series II	Allocation Trust Series III	Growth Trust Series II	Growth Trust Series III
Total Assets
Investments at fair value	$5,699,863	$115,277,522	$1,082,182,462	$138,210,434	$179,742,698	$31,462,145

Net Assets
Contracts in accumulation	$5,699,863	$114,764,318	$1,082,156,941	$138,210,434	$179,726,429	$31,462,145
Contracts in payout (annuitization)	—	513,204	25,521	—	16,269	—

Total net assets	$5,699,863	$115,277,522	$1,082,182,462	$138,210,434	$179,742,698	$31,462,145

Units outstanding	227,422	6,939,407	67,055,234	7,351,350	10,462,082	1,602,601
Unit value	$25.06	$16.61	$16.14	$18.80	$17.18	$19.63

Shares	205,771	8,112,422	76,156,401	9,733,129	11,709,622	2,050,987
Cost	$4,614,312	$84,734,616	$735,783,794	$98,729,233	$142,978,930	$27,848,309

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	American Growth Trust Series II	American Growth Trust Series III	American Growth-Income Trust Series I	American Growth-Income Trust Series II	American Growth-Income Trust Series III	American International Trust Series II
Total Assets
Investments at fair value	$615,540,517	$93,651,276	$119,693,398	$541,099,798	$218,365,806	$347,869,387

Net Assets
Contracts in accumulation	$615,101,182	$93,647,762	$119,397,842	$540,835,983	$218,362,194	$347,652,848
Contracts in payout (annuitization)	439,335	3,514	295,556	263,815	3,612	216,539

Total net assets	$615,540,517	$93,651,276	$119,693,398	$541,099,798	$218,365,806	$347,869,387

Units outstanding	22,431,803	4,751,776	4,390,412	22,083,284	11,057,877	15,090,397
Unit value	$27.44	$19.71	$27.26	$24.50	$19.75	$23.05

Shares	25,562,314	3,890,788	5,656,588	25,620,256	10,339,290	20,061,672
Cost	$332,410,944	$59,842,285	$86,226,367	$363,263,362	$179,106,871	$286,296,369

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	American	American New	American New
	International Trust Series III	World Trust Series II	World Trust Series III	Basic Value Focus (a)	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II
Total Assets
Investments at fair value	$42,335,929	$39,927,980	$1,485,245	$5,467,912	$236,562,476	$119,386,215

Net Assets
Contracts in accumulation	$42,334,321	$39,913,002	$1,485,245	$5,443,067	$235,986,744	$119,368,802
Contracts in payout (annuitization)	1,608	14,978	—	24,845	575,732	17,413

Total net assets	$42,335,929	$39,927,980	$1,485,245	$5,467,912	$236,562,476	$119,386,215

Units outstanding	3,172,556	3,133,287	115,349	153,716	5,839,143	4,253,839
Unit value	$13.34	$12.74	$12.88	$35.57	$40.51	$28.07

Shares	2,448,579	3,613,392	134,777	410,196	7,290,061	3,736,658
Cost	$38,514,637	$46,511,128	$1,695,376	$5,300,004	$163,744,775	$103,120,688

(a)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

			Capital	Capital	Capital
	Bond Trust	Bond Trust	Appreciation Trust	Appreciation Trust	Appreciation Value	Core Bond Trust
	Series I	Series II	Series I	Series II	Trust Series II	Series I (b)
Total Assets
Investments at fair value	$196,023,266	$446,362,950	$142,009,538	$61,536,582	$293,193,971	$101,222,021

Net Assets
Contracts in accumulation	$196,019,499	$446,302,818	$141,477,647	$61,507,694	$293,193,971	$101,045,155
Contracts in payout (annuitization)	3,767	60,132	531,891	28,888	—	176,866

Total net assets	$196,023,266	$446,362,950	$142,009,538	$61,536,582	$293,193,971	$101,222,021

Units outstanding	14,569,746	34,819,285	7,855,545	2,331,857	14,889,562	6,088,132
Unit value	$13.45	$12.82	$18.08	$26.39	$19.69	$16.63

Shares	14,738,591	33,510,732	10,057,333	4,459,173	25,628,844	7,780,324
Cost	$203,047,405	$460,736,325	$113,537,391	$56,672,973	$288,346,773	$104,831,256

(b)	Sub-account available in prior year but no activity.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Core Bond Trust	Core Strategy Trust	Core Strategy Trust	Core Strategy Trust	DWS Equity 500	Equity-Income
	Series II	Series I	Series II	Series NAV	Index (a)	Trust Series I
Total Assets
Investments at fair value	$113,077,963	$120,049,712	$3,154,380,370	$7,113,675	$13,229,207	$188,428,545

Net Assets
Contracts in accumulation	$112,915,691	$120,049,712	$3,154,263,650	$7,113,675	$13,222,173	$187,715,202
Contracts in payout (annuitization)	162,272	—	116,720	—	7,034	713,343

Total net assets	$113,077,963	$120,049,712	$3,154,380,370	$7,113,675	$13,229,207	$188,428,545

Units outstanding	7,077,102	8,438,794	181,998,758	370,276	421,354	4,831,286
Unit value	$15.98	$14.23	$17.33	$19.21	$31.40	$39.00

Shares	8,698,305	8,520,207	223,082,063	504,516	682,270	11,933,410
Cost	$117,051,984	$122,328,345	$3,207,784,995	$6,550,154	$9,812,456	$179,826,045

(a)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

				Franklin Templeton	Franklin Templeton
				Founding	Founding	Fundamental All
	Equity-Income	Financial Industries	Financial Industries	Allocation Trust	Allocation Trust	Cap Core Trust
	Trust Series II	Trust Series I	Trust Series II	Series I	Series II	Series II
Total Assets
Investments at fair value	$118,166,050	$10,015,139	$16,183,621	$38,440,172	$896,093,292	$46,759,140

Net Assets
Contracts in accumulation	$117,997,313	$10,015,139	$16,176,767	$38,440,172	$896,071,485	$46,752,774
Contracts in payout (annuitization)	168,737	—	6,854	—	21,807	6,366

Total net assets	$118,166,050	$10,015,139	$16,183,621	$38,440,172	$896,093,292	$46,759,140

Units outstanding	5,626,144	543,058	839,929	2,348,028	64,511,283	1,545,623
Unit value	$21.00	$18.44	$19.27	$16.37	$13.89	$30.25

Shares	7,507,373	895,809	1,457,984	3,227,554	75,112,598	2,103,425
Cost	$117,364,782	$11,119,168	$17,941,976	$29,972,482	$746,097,438	$29,567,007

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series II	Global Allocation (a)	Global Bond Trust Series I	Global Bond Trust Series II	Global Trust Series I
Total Assets
Investments at fair value	$236,820,020	$192,420,560	$689,117	$32,985,688	$79,193,917	$120,662,812

Net Assets
Contracts in accumulation	$235,965,163	$192,167,530	$689,117	$32,910,529	$79,149,135	$120,368,429
Contracts in payout (annuitization)	854,857	253,030	—	75,159	44,782	294,383

Total net assets	$236,820,020	$192,420,560	$689,117	$32,985,688	$79,193,917	$120,662,812

Units outstanding	10,280,783	9,294,930	36,800	1,173,264	4,374,481	5,315,383
Unit value	$23.04	$20.70	$18.73	$28.11	$18.10	$22.70

Shares	13,808,748	11,141,897	45,819	2,795,397	6,791,931	6,722,162
Cost	$241,771,296	$194,017,366	$646,692	$35,831,143	$87,203,330	$107,076,106

(a)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Global Trust	Health Sciences	Health Sciences	High Yield Trust	High Yield Trust	International Core
	Series II	Trust Series I	Trust Series II	Series I	Series II	Trust Series I
Total Assets
Investments at fair value	$39,570,879	$70,279,665	$86,054,164	$66,200,149	$62,633,847	$18,600,627

Net Assets
Contracts in accumulation	$39,472,261	$70,112,684	$86,046,334	$66,035,403	$62,496,772	$18,537,790
Contracts in payout (annuitization)	98,618	166,981	7,830	164,746	137,075	62,837

Total net assets	$39,570,879	$70,279,665	$86,054,164	$66,200,149	$62,633,847	$18,600,627

Units outstanding	2,175,286	1,124,721	1,420,329	4,436,552	3,361,005	1,177,082
Unit value	$18.19	$62.49	$60.59	$14.92	$18.64	$15.80

Shares	2,213,136	2,201,744	2,826,081	13,734,471	12,756,384	1,929,526
Cost	$42,118,393	$62,981,714	$81,143,220	$81,889,624	$77,968,645	$19,056,238

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	International Core Trust Series II	International Equity Index Trust B Series I	International Equity Index Trust B Series II	International Equity Index Trust B Series NAV	International Growth Stock Trust Series II	International Small Company Trust Series I
Total Assets
Investments at fair value	$14,544,342	$14,657,677	$12,970,774	$11,604,195	$17,314,937	$25,203,554

Net Assets
Contracts in accumulation	$14,530,787	$14,604,383	$12,970,774	$11,601,761	$17,256,113	$25,149,063
Contracts in payout (annuitization)	13,555	53,294	—	2,434	58,824	54,491

Total net assets	$14,544,342	$14,657,677	$12,970,774	$11,604,195	$17,314,937	$25,203,554

Units outstanding	867,657	1,123,986	1,007,697	1,117,137	1,202,686	1,457,801
Unit value	$16.76	$13.04	$12.87	$10.39	$14.40	$17.29

Shares	1,494,794	1,008,093	890,850	798,088	1,088,305	2,081,218
Cost	$15,729,630	$15,346,323	$13,733,885	$11,458,466	$16,548,090	$21,023,141

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Company Trust Series II	International Value Trust Series I	International Value Trust Series II	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II	Aggressive MVP Series I
Total Assets
Investments at fair value	$16,604,823	$55,740,259	$51,914,814	$144,236,015	$74,511,867	$61,876,691

Net Assets
Contracts in accumulation	$16,604,823	$55,574,711	$51,850,572	$144,014,002	$74,474,888	$61,821,225
Contracts in payout (annuitization)	—	165,548	64,242	222,013	36,979	55,466

Total net assets	$16,604,823	$55,740,259	$51,914,814	$144,236,015	$74,511,867	$61,876,691

Units outstanding	988,199	3,228,261	2,779,684	7,725,499	4,206,022	2,986,489
Unit value	$16.80	$17.27	$18.68	$18.67	$17.72	$20.72

Shares	1,372,299	4,919,705	4,582,067	13,305,905	6,867,453	6,243,864
Cost	$15,335,812	$56,375,357	$54,205,304	$155,613,678	$80,743,026	$54,459,216

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Lifestyle	Lifestyle	Lifestyle
	Aggressive MVP	Aggressive Trust PS	Aggressive Trust PS	Lifestyle Balanced	Lifestyle Balanced	Lifestyle Balanced
	Series II	Series I	Series II	MVP Series I	MVP Series II	MVP Series NAV
Total Assets
Investments at fair value	$96,526,782	$1,565,951	$4,108,709	$499,013,642	$6,388,483,706	$92,225

Net Assets
Contracts in accumulation	$96,526,782	$1,565,951	$4,108,709	$498,220,465	$6,386,768,530	$92,225
Contracts in payout (annuitization)	—	—	—	793,177	1,715,176	—

Total net assets	$96,526,782	$1,565,951	$4,108,709	$499,013,642	$6,388,483,706	$92,225

Units outstanding	4,830,072	121,612	321,594	25,247,193	345,535,697	5,403
Unit value	$19.98	$12.88	$12.78	$19.77	$18.49	$17.07

Shares	9,760,039	127,003	333,229	40,769,088	524,506,051	7,522
Cost	$80,336,032	$1,675,887	$4,297,374	$482,679,054	$5,923,071,697	$92,740
See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

			Lifestyle	Lifestyle	Lifestyle	Lifestyle
	Lifestyle Balanced	Lifestyle Balanced	Conservative MVP	Conservative MVP	Conservative Trust	Conservative Trust
	Trust PS Series I	Trust PS Series II	Series I	Series II	PS Series I	PS Series II
Total Assets
Investments at fair value	$13,587,382	$501,437,219	$128,979,681	$1,280,720,444	$4,648,412	$96,547,576

Net Assets
Contracts in accumulation	$13,587,382	$501,431,681	$128,834,549	$1,280,426,548	$4,648,412	$96,539,999
Contracts in payout (annuitization)	—	5,538	145,132	293,896	—	7,577

Total net assets	$13,587,382	$501,437,219	$128,979,681	$1,280,720,444	$4,648,412	$96,547,576

Units outstanding	1,038,841	34,914,769	6,324,010	71,826,381	359,564	7,129,812
Unit value	$13.08	$14.36	$20.40	$17.83	$12.93	$13.54

Shares	999,807	36,843,293	11,578,068	115,692,904	361,744	7,501,754
Cost	$14,202,399	$509,045,438	$147,092,272	$1,457,283,071	$4,884,008	$99,797,031

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Lifestyle Growth	Lifestyle Growth	Lifestyle Growth	Lifestyle Growth	Lifestyle Growth	Lifestyle Moderate
	MVP Series I	MVP Series II	MVP Series NAV	Trust PS Series I	Trust PS Series II	MVP Series I
Total Assets
Investments at fair value	$493,043,522	$8,822,906,363	$647,718	$24,955,306	$1,376,977,690	$185,317,755

Net Assets
Contracts in accumulation	$492,324,632	$8,822,382,049	$647,718	$24,955,306	$1,376,973,886	$183,977,865
Contracts in payout (annuitization)	718,890	524,314	—	—	3,804	1,339,890

Total net assets	$493,043,522	$8,822,906,363	$647,718	$24,955,306	$1,376,977,690	$185,317,755

Units outstanding	26,636,083	484,649,684	36,483	1,892,486	95,431,520	8,858,990
Unit value	$18.51	$18.20	$17.75	$13.19	$14.43	$20.92

Shares	37,408,461	671,454,061	49,107	1,753,711	96,630,013	15,812,095
Cost	$444,425,580	$7,654,920,523	$594,145	$26,000,656	$1,413,242,619	$198,370,127

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Lifestyle Moderate	Lifestyle Moderate	Lifestyle Moderate	Mid Cap Index	Mid Cap Index	Mid Cap Stock
	MVP Series II	Trust PS Series I	Trust PS Series II	Trust Series I	Trust Series II	Trust Series I
Total Assets
Investments at fair value	$2,024,903,488	$4,780,381	$163,275,489	$28,898,800	$53,499,169	$137,975,061

Net Assets
Contracts in accumulation	$2,024,220,075	$4,780,381	$163,268,290	$28,868,494	$53,352,741	$137,823,139
Contracts in payout (annuitization)	683,413	—	7,199	30,306	146,428	151,922

Total net assets	$2,024,903,488	$4,780,381	$163,275,489	$28,898,800	$53,499,169	$137,975,061

Units outstanding	110,159,620	367,058	11,425,303	905,604	1,870,263	5,402,121
Unit value	$18.38	$13.02	$14.29	$31.91	$28.61	$25.54

Shares	173,811,458	357,545	12,193,838	1,470,677	2,732,338	9,095,258
Cost	$2,070,902,882	$5,018,339	$166,283,289	$27,843,369	$50,488,145	$137,114,178

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Mid Cap Stock	Mid Value Trust	Mid Value Trust	Money Market	Money Market	Money Market
	Trust Series II	Series I	Series II	Trust B Series NAV	Trust Series I	Trust Series II
Total Assets
Investments at fair value	$78,719,269	$50,465,099	$51,504,401	$10,322,461	$55,029,638	$234,593,117

Net Assets
Contracts in accumulation	$78,699,852	$50,358,032	$51,455,929	$10,307,525	$54,678,126	$234,029,000
Contracts in payout (annuitization)	19,417	107,067	48,472	14,936	351,512	564,117

Total net assets	$78,719,269	$50,465,099	$51,504,401	$10,322,461	$55,029,638	$234,593,117

Units outstanding	2,502,796	1,952,207	2,068,558	888,204	3,750,530	20,096,369
Unit value	$31.45	$25.85	$24.90	$11.62	$14.67	$11.67

Shares	5,432,662	4,707,565	4,800,037	10,322,461	55,029,638	234,593,117
Cost	$86,140,542	$50,638,765	$51,987,514	$10,322,461	$55,029,638	$234,593,117

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Mutual Shares Trust Series I	PIMCO All Asset (a)	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II	Real Return Bond Trust Series II	Science & Technology Trust Series I
Total Assets
Investments at fair value	$171,426,833	$13,886,108	$40,016,762	$46,931,947	$25,988,474	$85,965,559

Net Assets
Contracts in accumulation	$171,422,738	$13,874,038	$39,884,108	$46,864,652	$25,942,044	$85,696,173
Contracts in payout (annuitization)	4,095	12,070	132,654	67,295	46,430	269,386

Total net assets	$171,426,833	$13,886,108	$40,016,762	$46,931,947	$25,988,474	$85,965,559

Units outstanding	10,364,214	819,341	836,553	1,294,328	1,544,537	3,699,262
Unit value	$16.54	$16.95	$47.84	$36.26	$16.83	$23.24

Shares	14,577,112	1,501,201	2,214,541	2,592,925	2,417,533	3,615,036
Cost	$146,019,827	$16,791,515	$30,249,860	$38,579,867	$30,113,276	$62,986,468

(a)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Science &	Short Term	Short Term
	Technology Trust	Government Income	Government Income	Small Cap Growth	Small Cap Growth	Small Cap Index
	Series II	Trust Series I	Trust Series II	Trust Series I	Trust Series II	Trust Series I
Total Assets
Investments at fair value	$38,508,638	$33,354,403	$30,243,069	$616,150	$29,370,149	$11,851,441

Net Assets
Contracts in accumulation	$38,497,206	$33,105,594	$30,173,098	$616,150	$29,368,701	$11,826,191
Contracts in payout (annuitization)	11,432	248,809	69,971	—	1,448	25,250

Total net assets	$38,508,638	$33,354,403	$30,243,069	$616,150	$29,370,149	$11,851,441

Units outstanding	1,410,125	2,697,143	2,504,128	31,415	1,168,241	477,678
Unit value	$27.31	$12.37	$12.08	$19.61	$25.14	$24.81

Shares	1,667,763	2,722,808	2,468,822	71,562	3,551,409	892,428
Cost	$35,330,460	$34,668,966	$31,141,170	$725,821	$37,364,282	$12,079,397

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

		Small Cap	Small Cap
	Small Cap Index	Opportunities Trust	Opportunities Trust	Small Cap Value	Small Cap Value	Small Company
	Trust Series II	Series I	Series II	Trust Series I	Trust Series II	Value Trust Series I
Total Assets
Investments at fair value	$34,539,318	$40,447,708	$32,504,857	$698,814	$32,751,894	$42,043,123

Net Assets
Contracts in accumulation	$34,482,273	$40,415,022	$32,495,019	$698,814	$32,734,040	$41,924,851
Contracts in payout (annuitization)	57,045	32,686	9,838	—	17,854	118,272

Total net assets	$34,539,318	$40,447,708	$32,504,857	$698,814	$32,751,894	$42,043,123

Units outstanding	1,359,603	1,308,451	1,125,910	28,581	1,253,646	1,276,357
Unit value	$25.40	$30.91	$28.87	$24.45	$26.13	$32.94

Shares	2,612,656	1,406,388	1,146,556	34,424	1,620,579	2,136,338
Cost	$33,652,591	$40,723,213	$31,403,080	$705,026	$35,743,442	$33,877,170

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Small Company	Strategic Income	Strategic Income
	Value Trust Series II	Opportunities Trust Series I	Opportunities Trust Series II	Total Bond Market Trust B Series II	Total Bond Market Trust B Series NAV	Total Stock Market Index Trust Series I
Total Assets
Investments at fair value	$41,844,280	$41,768,368	$43,541,187	$63,179,909	$110,832,736	$10,648,830

Net Assets
Contracts in accumulation	$41,810,282	$41,650,193	$43,536,615	$63,179,909	$110,829,025	$10,578,182
Contracts in payout (annuitization)	33,998	118,175	4,572	—	3,711	70,648

Total net assets	$41,844,280	$41,768,368	$43,541,187	$63,179,909	$110,832,736	$10,648,830

Units outstanding	1,590,705	1,923,593	2,111,241	5,154,882	8,800,795	550,117
Unit value	$26.31	$21.71	$20.62	$12.26	$12.59	$19.36

Shares	2,154,700	3,195,744	3,323,755	6,243,074	10,973,538	604,704
Cost	$34,374,948	$43,750,278	$44,939,989	$65,125,849	$116,893,855	$9,064,971

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Total Stock Market	U.S. Equity Trust	U.S. Equity Trust	Ultra Short Term	Ultra Short Term	Utilities Trust
	Index Trust Series II	Series I	Series II	Bond Trust Series I	Bond Trust Series II	Series I
Total Assets
Investments at fair value	$30,185,968	$93,546,057	$5,695,174	$9,254,700	$223,572,891	$13,964,599

Net Assets
Contracts in accumulation	$30,135,889	$93,340,428	$5,695,108	$9,254,700	$223,523,980	$13,917,090
Contracts in payout (annuitization)	50,079	205,629	66	—	48,911	47,509

Total net assets	$30,185,968	$93,546,057	$5,695,174	$9,254,700	$223,572,891	$13,964,599

Units outstanding	1,236,259	5,351,049	330,882	771,040	19,420,208	542,342
Unit value	$24.42	$17.48	$17.21	$12.00	$11.51	$25.75

Shares	1,719,019	4,895,136	298,021	795,077	19,207,293	1,158,888
Cost	$22,804,787	$69,537,074	$4,549,575	$9,372,046	$226,086,492	$16,270,646

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Utilities Trust Series II	Value Opportunities (a)	Value Trust Series I	Value Trust Series II
Total Assets
Investments at fair value	$12,386,579	$3,114,469	$71,757,608	$22,706,786

Net Assets
Contracts in accumulation	$12,379,235	$3,114,469	$71,451,600	$22,679,300
Contracts in payout (annuitization)	7,344	—	306,008	27,486

Total net assets	$12,386,579	$3,114,469	$71,757,608	$22,706,786

Units outstanding	330,165	63,230	2,389,631	824,887
Unit value	$37.52	$49.26	$30.03	$27.53

Shares	1,038,271	134,244	3,559,405	1,131,379
Cost	$14,576,212	$2,300,302	$62,710,004	$24,089,267

(a)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund B Series I		500 Index Fund B Series II		500 Index Fund B Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$795,482	$745,327	$648,046	$579,574	$3,734,398	$3,762,469
Expenses:
Mortality and expense risk and administrative charges	(754,551)	(769,419)	(736,560)	(691,281)	(2,263,477)	(2,463,470)

Net investment income (loss)	40,931	(24,092)	(88,514)	(111,707)	1,470,921	1,298,999

Realized gains (losses) on investments:
Capital gain distributions received	470,583	681,449	434,626	608,878	2,120,633	3,516,761
Net realized gain (loss)	3,152,109	3,440,942	2,257,872	2,421,084	10,973,833	12,208,152

Realized gains (losses)	3,622,692	4,122,391	2,692,498	3,029,962	13,094,466	15,724,913

Unrealized appreciation (depreciation) during the period	(3,817,991)	1,308,212	(2,920,409)	1,559,771	(13,955,612)	11,034,633

Net increase (decrease) in contract owners’ equity from operations	(154,368)	5,406,511	(316,425)	4,478,026	609,775	28,058,545

Changes from principal transactions:
Purchase payments	81,955	102,573	158,488	149,185	612,891	810,486
Transfers between sub-accounts and the company	749,086	(1,180,354)	1,293,273	3,211,384	(3,068,580)	(7,804,430)
Withdrawals	(5,412,067)	(5,821,862)	(3,400,745)	(4,845,769)	(25,103,634)	(33,701,269)
Annual contract fee	(138,216)	(181,721)	(175,420)	(158,201)	(1,856,820)	(1,926,242)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,719,242)	(7,081,364)	(2,124,404)	(1,643,401)	(29,416,143)	(42,621,455)

Total increase (decrease) in contract owners’ equity	(4,873,610)	(1,674,853)	(2,440,829)	2,834,625	(28,806,368)	(14,562,910)
Contract owners’ equity at beginning of period	51,298,059	52,972,912	44,963,227	42,128,602	235,561,842	250,124,752

Contract owners’ equity at end of period	$46,424,449	$51,298,059	$42,522,398	$44,963,227	$206,755,474	$235,561,842

	2015	2014	2015	2014	2015	2014
Units, beginning of period	2,792,635	3,220,415	2,468,971	2,574,765	12,772,377	15,237,639
Units issued	280,267	404,669	256,568	408,773	301,959	129,161
Units redeemed	(544,563)	(832,449)	(371,961)	(514,567)	(1,876,089)	(2,594,423)

Units, end of period	2,528,339	2,792,635	2,353,578	2,468,971	11,198,247	12,772,377

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Active Bond Trust Series I		Active Bond Trust Series II		All Cap Core Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$1,770,285	$1,434,848	$7,950,234	$6,715,914	$378,078	$405,448
Expenses:
Mortality and expense risk and administrative charges	(541,187)	(578,362)	(2,840,636)	(3,312,783)	(605,108)	(639,416)

Net investment income (loss)	1,229,098	856,486	5,109,598	3,403,131	(227,030)	(233,968)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	226,570	519,527	1,212,158	6,802,966	3,645,774	3,227,450

Realized gains (losses)	226,570	519,527	1,212,158	6,802,966	3,645,774	3,227,450

Unrealized appreciation (depreciation) during the period	(1,885,112)	647,370	(9,081,424)	(163,220)	(2,818,488)	353,034

Net increase (decrease) in contract owners’ equity from operations	(429,444)	2,023,383	(2,759,668)	10,042,877	600,256	3,346,516

Changes from principal transactions:
Purchase payments	530,599	104,132	301,739	281,165	66,482	60,194
Transfers between sub-accounts and the company	(90,426)	1,972,069	(304,686)	(147,284)	(1,380,533)	(1,841,876)
Withdrawals	(4,458,504)	(5,428,038)	(24,671,990)	(42,359,461)	(4,584,373)	(4,730,827)
Annual contract fee	(57,045)	(55,274)	(568,004)	(638,822)	(73,907)	(74,317)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,075,376)	(3,407,111)	(25,242,941)	(42,864,402)	(5,972,331)	(6,586,826)

Total increase (decrease) in contract owners’ equity	(4,504,820)	(1,383,728)	(28,002,609)	(32,821,525)	(5,372,075)	(3,240,310)
Contract owners’ equity at beginning of period	38,345,422	39,729,150	187,365,219	220,186,744	43,007,296	46,247,606

Contract owners’ equity at end of period	$33,840,602	$38,345,422	$159,362,610	$187,365,219	$37,635,221	$43,007,296

	2015	2014	2015	2014	2015	2014
Units, beginning of period	2,023,540	2,205,233	10,251,503	12,635,236	1,689,338	1,966,094
Units issued	159,437	223,570	647,423	437,140	62,918	17,709
Units redeemed	(375,390)	(405,263)	(2,029,029)	(2,820,873)	(301,834)	(294,465)

Units, end of period	1,807,587	2,023,540	8,869,897	10,251,503	1,450,422	1,689,338

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	All Cap Core Trust Series II		American Asset Allocation Trust Series I		American Asset Allocation Trust Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$44,258	$45,052	$2,436,914	$1,932,132	$21,179,694	$16,588,739
Expenses:
Mortality and expense risk and administrative charges	(92,110)	(97,810)	(1,792,895)	(1,959,630)	(16,807,099)	(18,754,679)

Net investment income (loss)	(47,852)	(52,758)	644,019	(27,498)	4,372,595	(2,165,940)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	10,095,229	—	95,356,101	—
Net realized gain (loss)	465,119	742,168	8,191,728	10,768,019	51,516,284	45,879,588

Realized gains (losses)	465,119	742,168	18,286,957	10,768,019	146,872,385	45,879,588

Unrealized appreciation (depreciation) during the period	(374,341)	(282,684)	(19,352,903)	(6,119,206)	(156,688,499)	(2,147,586)

Net increase (decrease) in contract owners’ equity from operations	42,926	406,726	(421,927)	4,621,315	(5,443,519)	41,566,062

Changes from principal transactions:
Purchase payments	33,521	45,482	226,282	301,247	1,833,423	3,011,481
Transfers between sub-accounts and the company	871,705	(867,998)	244,823	(82,137)	(11,105,808)	(13,227,875)
Withdrawals	(738,631)	(1,242,236)	(13,223,959)	(16,753,696)	(115,290,170)	(123,820,453)
Annual contract fee	(26,168)	(35,091)	(154,009)	(153,470)	(7,948,366)	(8,098,759)

Net increase (decrease) in contract owners’ equity from principal transactions	140,427	(2,099,843)	(12,906,863)	(16,688,056)	(132,510,921)	(142,135,606)

Total increase (decrease) in contract owners’ equity	183,353	(1,693,117)	(13,328,790)	(12,066,741)	(137,954,440)	(100,569,544)
Contract owners’ equity at beginning of period	5,516,510	7,209,627	128,606,312	140,673,053	1,220,136,902	1,320,706,446

Contract owners’ equity at end of period	$5,699,863	$5,516,510	$115,277,522	$128,606,312	$1,082,182,462	$1,220,136,902

	2015	2014	2015	2014	2015	2014
Units, beginning of period	222,552	310,891	7,720,862	8,751,576	74,548,879	83,069,590
Units issued	73,627	34,621	220,241	307,440	12,175,685	7,733,727
Units redeemed	(68,757)	(122,960)	(1,001,696)	(1,338,154)	(19,669,330)	(16,254,438)

Units, end of period	227,422	222,552	6,939,407	7,720,862	67,055,234	74,548,879

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Asset Allocation Trust Series III		American Global Growth Trust Series II		American Global Growth Trust Series III
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$3,425,486	$2,858,454	$2,664,810	$1,258,782	$639,788	$410,993
Expenses:
Mortality and expense risk and administrative charges	(1,307,657)	(1,463,082)	(2,787,522)	(3,005,841)	(316,862)	(343,028)

Net investment income (loss)	2,117,829	1,395,372	(122,712)	(1,747,059)	322,926	67,965

Realized gains (losses) on investments:
Capital gain distributions received	11,928,309	—	13,712,089	—	2,403,086	—
Net realized gain (loss)	9,450,566	13,867,350	13,527,382	12,747,821	1,508,957	1,138,788

Realized gains (losses)	21,378,875	13,867,350	27,239,471	12,747,821	3,912,043	1,138,788

Unrealized appreciation (depreciation) during the period	(22,792,028)	(8,018,158)	(17,710,511)	(10,594,633)	(2,015,039)	(714,869)

Net increase (decrease) in contract owners’ equity from operations	704,676	7,244,564	9,406,248	406,129	2,219,930	491,884

Changes from principal transactions:
Purchase payments	123,432	407,601	340,968	682,211	111,373	129,469
Transfers between sub-accounts and the company	(1,741,531)	(4,125,568)	2,176,913	(3,472,041)	(2,500,415)	488,510
Withdrawals	(15,685,788)	(20,008,662)	(19,128,966)	(24,089,261)	(3,895,705)	(5,053,449)
Annual contract fee	(821,366)	(868,665)	(1,009,422)	(1,068,069)	(179,249)	(182,530)

Net increase (decrease) in contract owners’ equity from principal transactions	(18,125,253)	(24,595,294)	(17,620,507)	(27,947,160)	(6,463,996)	(4,618,000)

Total increase (decrease) in contract owners’ equity	(17,420,577)	(17,350,730)	(8,214,259)	(27,541,031)	(4,244,066)	(4,126,116)
Contract owners’ equity at beginning of period	155,631,011	172,981,741	187,956,957	215,497,988	35,706,211	39,832,327

Contract owners’ equity at end of period	$138,210,434	$155,631,011	$179,742,698	$187,956,957	$31,462,145	$35,706,211

	2015	2014	2015	2014	2015	2014
Units, beginning of period	8,313,457	9,650,116	11,451,459	13,048,837	1,927,803	2,179,032
Units issued	32,922	71,655	1,720,118	3,533,608	30,278	76,980
Units redeemed	(995,029)	(1,408,314)	(2,709,495)	(5,130,986)	(355,480)	(328,209)

Units, end of period	7,351,350	8,313,457	10,462,082	11,451,459	1,602,601	1,927,803

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth Trust Series II		American Growth Trust Series III		American Growth-Income Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$615,308	$4,769,195	$587,339	$1,228,907	$1,655,608	$1,227,092
Expenses:
Mortality and expense risk and administrative charges	(10,327,026)	(11,529,632)	(930,667)	(1,008,864)	(1,948,654)	(2,114,565)

Net investment income (loss)	(9,711,718)	(6,760,437)	(343,328)	220,043	(293,046)	(887,473)

Realized gains (losses) on investments:
Capital gain distributions received	34,280,673	—	5,169,997	—	13,963,527	—
Net realized gain (loss)	75,505,805	60,119,516	10,068,115	10,842,638	12,759,344	14,842,203

Realized gains (losses)	109,786,478	60,119,516	15,238,112	10,842,638	26,722,871	14,842,203

Unrealized appreciation (depreciation) during the period	(67,345,811)	(8,576,618)	(8,771,521)	(3,030,252)	(26,661,400)	(2,233,194)

Net increase (decrease) in contract owners’ equity from operations	32,728,949	44,782,461	6,123,263	8,032,429	(231,575)	11,721,536

Changes from principal transactions:
Purchase payments	902,106	1,451,728	236,431	395,369	179,222	267,171
Transfers between sub-accounts and the company	(28,713,415)	(25,514,105)	(6,426,504)	(2,611,792)	(3,427,911)	(5,068,358)
Withdrawals	(87,904,724)	(116,954,877)	(11,567,146)	(15,195,321)	(15,095,579)	(16,795,734)
Annual contract fee	(2,469,390)	(2,713,365)	(664,876)	(676,355)	(284,326)	(300,675)

Net increase (decrease) in contract owners’ equity from principal transactions	(118,185,423)	(143,730,619)	(18,422,095)	(18,088,099)	(18,628,594)	(21,897,596)

Total increase (decrease) in contract owners’ equity	(85,456,474)	(98,948,158)	(12,298,832)	(10,055,670)	(18,860,169)	(10,176,060)
Contract owners’ equity at beginning of period	700,996,991	799,945,149	105,950,108	116,005,778	138,553,567	148,729,627

Contract owners’ equity at end of period	$615,540,517	$700,996,991	$93,651,276	$105,950,108	$119,693,398	$138,553,567

	2015	2014	2015	2014	2015	2014
Units, beginning of period	26,774,913	32,225,684	5,690,275	6,693,866	5,063,511	5,907,494
Units issued	1,148,113	3,848,969	42,375	82,962	145,005	161,232
Units redeemed	(5,491,223)	(9,299,740)	(980,874)	(1,086,553)	(818,104)	(1,005,215)

Units, end of period	22,431,803	26,774,913	4,751,776	5,690,275	4,390,412	5,063,511

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series II		American Growth-Income Trust Series III		American International Trust Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$6,728,207	$4,742,580	$3,951,533	$3,079,120	$3,650,516	$3,639,252
Expenses:
Mortality and expense risk and administrative charges	(9,244,368)	(10,506,009)	(2,178,680)	(2,402,866)	(6,005,660)	(6,968,841)

Net investment income (loss)	(2,516,161)	(5,763,429)	1,772,853	676,254	(2,355,144)	(3,329,589)

Realized gains (losses) on investments:
Capital gain distributions received	63,477,859	—	25,189,679	—	—	—
Net realized gain (loss)	54,135,124	34,511,398	12,695,977	19,156,575	29,130,536	30,404,974

Realized gains (losses)	117,612,983	34,511,398	37,885,656	19,156,575	29,130,536	30,404,974

Unrealized appreciation (depreciation) during the period	(116,691,787)	25,568,340	(37,512,518)	4,728,620	(47,820,695)	(47,229,466)

Net increase (decrease) in contract owners’ equity from operations	(1,594,965)	54,316,309	2,145,991	24,561,449	(21,045,303)	(20,154,081)

Changes from principal transactions:
Purchase payments	778,429	1,074,836	521,335	822,292	834,370	738,050
Transfers between sub-accounts and the company	(8,337,989)	(31,030,312)	(6,104,007)	(11,851,161)	7,418,809	12,982,245
Withdrawals	(78,837,967)	(109,084,688)	(27,583,085)	(36,466,190)	(51,019,745)	(70,767,340)
Annual contract fee	(2,289,185)	(2,567,558)	(1,501,314)	(1,553,878)	(1,539,790)	(1,734,654)

Net increase (decrease) in contract owners’ equity from principal transactions	(88,686,712)	(141,607,722)	(34,667,071)	(49,048,937)	(44,306,356)	(58,781,699)

Total increase (decrease) in contract owners’ equity	(90,281,677)	(87,291,413)	(32,521,080)	(24,487,488)	(65,351,659)	(78,935,780)
Contract owners’ equity at beginning of period	631,381,475	718,672,888	250,886,886	275,374,374	413,221,046	492,156,826

Contract owners’ equity at end of period	$541,099,798	$631,381,475	$218,365,806	$250,886,886	$347,869,387	$413,221,046

	2015	2014	2015	2014	2015	2014
Units, beginning of period	25,595,484	31,322,359	12,768,495	15,357,403	16,755,878	18,937,994
Units issued	1,275,787	3,405,963	268,914	50,100	1,394,816	3,526,607
Units redeemed	(4,787,987)	(9,132,838)	(1,979,532)	(2,639,008)	(3,060,297)	(5,708,723)

Units, end of period	22,083,284	25,595,484	11,057,877	12,768,495	15,090,397	16,755,878

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American International Trust Series III		American New World Trust Series II		American New World Trust Series III
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$673,086	$681,496	$597,359	$334,513	$30,512	$22,805
Expenses:
Mortality and expense risk and administrative charges	(431,778)	(475,892)	(663,790)	(821,565)	(16,861)	(20,064)

Net investment income (loss)	241,308	205,604	(66,431)	(487,052)	13,651	2,741

Realized gains (losses) on investments:
Capital gain distributions received	—	—	4,695,108	1,329,764	172,337	48,326
Net realized gain (loss)	1,718,810	1,838,982	304,203	2,160,547	6,505	31,986

Realized gains (losses)	1,718,810	1,838,982	4,999,311	3,490,311	178,842	80,312

Unrealized appreciation (depreciation) during the period	(4,009,326)	(3,791,762)	(7,074,183)	(8,130,128)	(254,985)	(256,943)

Net increase (decrease) in contract owners’ equity from operations	(2,049,208)	(1,747,176)	(2,141,303)	(5,126,869)	(62,492)	(173,890)

Changes from principal transactions:
Purchase payments	82,959	160,820	190,299	244,044	—	5,061
Transfers between sub-accounts and the company	521,900	3,263,391	(542,676)	454,121	(47,344)	79,190
Withdrawals	(5,215,083)	(6,740,052)	(4,877,681)	(6,673,420)	(204,667)	(230,667)
Annual contract fee	(361,993)	(379,099)	(165,719)	(190,874)	(510)	(1,334)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,972,217)	(3,694,940)	(5,395,777)	(6,166,129)	(252,521)	(147,750)

Total increase (decrease) in contract owners’ equity	(7,021,425)	(5,442,116)	(7,537,080)	(11,292,998)	(315,013)	(321,640)
Contract owners’ equity at beginning of period	49,357,354	54,799,470	47,465,060	58,758,058	1,800,258	2,121,898

Contract owners’ equity at end of period	$42,335,929	$49,357,354	$39,927,980	$47,465,060	$1,485,245	$1,800,258

	2015	2014	2015	2014	2015	2014
Units, beginning of period	3,497,247	3,743,445	3,510,152	3,886,951	133,762	143,538
Units issued	168,627	236,143	544,795	1,056,232	3,065	7,120
Units redeemed	(493,318)	(482,341)	(921,660)	(1,433,031)	(21,478)	(16,896)

Units, end of period	3,172,556	3,497,247	3,133,287	3,510,152	115,349	133,762

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Basic Value Focus (a)		Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$80,368	$77,358	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(89,211)	(94,313)	(3,572,292)	(3,635,663)	(1,896,002)	(1,870,641)

Net investment income (loss)	(8,843)	(16,955)	(3,572,292)	(3,635,663)	(1,896,002)	(1,870,641)

Realized gains (losses) on investments:
Capital gain distributions received	660,255	824,073	42,931,696	9,737,661	21,621,097	4,641,559
Net realized gain (loss)	47,562	171,443	20,464,480	26,795,343	11,932,359	20,154,128

Realized gains (losses)	707,817	995,516	63,396,176	36,533,004	33,553,456	24,795,687

Unrealized appreciation (depreciation) during the period	(1,148,300)	(477,814)	(37,877,670)	(15,416,008)	(21,425,295)	(15,309,932)

Net increase (decrease) in contract owners’ equity from operations	(449,326)	500,747	21,946,214	17,481,333	10,232,159	7,615,114

Changes from principal transactions:
Purchase payments	2,255	12,764	735,680	577,101	303,846	447,437
Transfers between sub-accounts and the company	(37,402)	(250,352)	58,531	(8,389,939)	8,482,196	(4,503,312)
Withdrawals	(266,206)	(727,314)	(26,814,984)	(32,471,518)	(14,902,637)	(19,240,951)
Annual contract fee	(15,923)	(16,841)	(404,453)	(405,052)	(353,098)	(332,541)

Net increase (decrease) in contract owners’ equity from principal transactions	(317,276)	(981,743)	(26,425,226)	(40,689,408)	(6,469,693)	(23,629,367)

Total increase (decrease) in contract owners’ equity	(766,602)	(480,996)	(4,479,012)	(23,208,075)	3,762,466	(16,014,253)
Contract owners’ equity at beginning of period	6,234,514	6,715,510	241,041,488	264,249,563	115,623,749	131,638,002

Contract owners’ equity at end of period	$5,467,912	$6,234,514	$236,562,476	$241,041,488	$119,386,215	$115,623,749

	2015	2014	2015	2014	2015	2014
Units, beginning of period	164,182	189,858	6,546,665	7,738,486	4,482,415	5,432,037
Units issued	2,227	328	274,119	249,695	821,350	756,430
Units redeemed	(12,693)	(26,004)	(981,641)	(1,441,516)	(1,049,926)	(1,706,052)

Units, end of period	153,716	164,182	5,839,143	6,546,665	4,253,839	4,482,415

(a)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Bond PS Series II		Bond Trust Series I		Bond Trust Series II
	2015	2014 (c)	2015	2014	2015	2014
Income:
Dividend distributions received	$—	$33,260	$5,832,091	$6,024,667	$12,233,550	$12,052,740
Expenses:
Mortality and expense risk and administrative charges	—	(5,954)	(1,921,968)	(2,155,376)	(6,938,556)	(7,865,598)

Net investment income (loss)	—	27,306	3,910,123	3,869,291	5,294,994	4,187,142

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	—	(18,881)	(412,503)	(436,698)	(1,777,805)	(1,324,688)

Realized gains (losses)	—	(18,881)	(412,503)	(436,698)	(1,777,805)	(1,324,688)

Unrealized appreciation (depreciation) during the period	—	4,046	(4,656,364)	7,381,562	(9,920,365)	16,815,704

Net increase (decrease) in contract owners’ equity from operations	—	12,471	(1,158,744)	10,814,155	(6,403,176)	19,678,158

Changes from principal transactions:
Purchase payments	—	—	458,098	718,347	427,235	672,440
Transfers between sub-accounts and the company	—	(195,046)	(3,273,533)	572,342	28,274,903	(6,408,114)
Withdrawals	—	(61,592)	(23,839,884)	(32,020,371)	(57,728,704)	(73,984,161)
Annual contract fee	—	(957)	(1,473,791)	(1,557,114)	(2,344,524)	(2,512,371)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(257,595)	(28,129,110)	(32,286,796)	(31,371,090)	(82,232,206)

Total increase (decrease) in contract owners’ equity	—	(245,124)	(29,287,854)	(21,472,641)	(37,774,266)	(62,554,048)
Contract owners’ equity at beginning of period	—	245,124	225,311,120	246,783,761	484,137,216	546,691,264

Contract owners’ equity at end of period	$—	$—	$196,023,266	$225,311,120	$446,362,950	$484,137,216

	2015	2014	2015	2014	2015	2014
Units, beginning of period	—	19,194	16,632,071	19,048,138	37,160,585	43,168,464
Units issued	—	337,610	645,079	362,526	12,659,822	7,349,016
Units redeemed	—	(356,804)	(2,707,404)	(2,778,593)	(15,001,122)	(13,356,895)

Units, end of period	—	—	14,569,746	16,632,071	34,819,285	37,160,585

(c)	Terminated as an investment option and funds transferred to Bond Trust on November 10, 2014.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series I		Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$—	$69,822	$—	$—	$2,698,307	$3,636,665
Expenses:
Mortality and expense risk and administrative charges	(2,179,175)	(2,207,471)	(1,010,880)	(1,020,689)	(4,331,789)	(4,373,824)

Net investment income (loss)	(2,179,175)	(2,137,649)	(1,010,880)	(1,020,689)	(1,633,482)	(737,159)

Realized gains (losses) on investments:
Capital gain distributions received	25,441,394	16,065,801	11,091,611	6,951,404	40,515,979	34,515,333
Net realized gain (loss)	10,401,003	12,107,916	6,314,274	8,011,150	10,823,692	15,256,039

Realized gains (losses)	35,842,397	28,173,717	17,405,885	14,962,554	51,339,671	49,771,372

Unrealized appreciation (depreciation) during the period	(19,742,017)	(14,498,774)	(10,556,585)	(9,187,806)	(38,727,090)	(18,752,090)

Net increase (decrease) in contract owners’ equity from operations	13,921,205	11,537,294	5,838,420	4,754,059	10,979,099	30,282,123

Changes from principal transactions:
Purchase payments	397,733	328,019	286,179	255,250	820,583	982,989
Transfers between sub-accounts and the company	(2,574,689)	(3,049,294)	620,732	1,145,886	(2,525,283)	87,624
Withdrawals	(16,212,932)	(17,484,718)	(9,330,466)	(10,155,664)	(22,067,502)	(28,674,922)
Annual contract fee	(310,512)	(310,789)	(215,417)	(217,285)	(2,178,707)	(2,095,983)

Net increase (decrease) in contract owners’ equity from principal transactions	(18,700,400)	(20,516,782)	(8,638,972)	(8,971,813)	(25,950,909)	(29,700,292)

Total increase (decrease) in contract owners’ equity	(4,779,195)	(8,979,488)	(2,800,552)	(4,217,754)	(14,971,810)	581,831
Contract owners’ equity at beginning of period	146,788,733	155,768,221	64,337,134	68,554,888	308,165,781	307,583,950

Contract owners’ equity at end of period	$142,009,538	$146,788,733	$61,536,582	$64,337,134	$293,193,971	$308,165,781

	2015	2014	2015	2014	2015	2014
Units, beginning of period	8,921,720	10,222,001	2,665,439	3,044,691	15,683,297	17,243,335
Units issued	267,351	402,572	442,191	389,051	3,614,365	786,111
Units redeemed	(1,333,526)	(1,702,853)	(775,773)	(768,303)	(4,408,100)	(2,346,149)

Units, end of period	7,855,545	8,921,720	2,331,857	2,665,439	14,889,562	15,683,297

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series I		Core Bond Trust Series II		Core Strategy Trust Series I
	2015 (b)	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$1,767,708	$—	$1,753,888	$196,591	$2,768,898	$3,211,442
Expenses:
Mortality and expense risk and administrative charges	(1,126,851)	—	(1,368,046)	(117,596)	(1,157,304)	(1,245,548)

Net investment income (loss)	640,857	—	385,842	78,995	1,611,594	1,965,894

Realized gains (losses) on investments:
Capital gain distributions received	243,647	—	275,569	—	4,182,335	446,269
Net realized gain (loss)	(387,104)	—	(445,424)	(315,242)	806,521	877,054

Realized gains (losses)	(143,457)	—	(169,855)	(315,242)	4,988,856	1,323,323

Unrealized appreciation (depreciation) during the period	(3,609,237)	—	(3,868,503)	542,143	(7,689,599)	3,725,527

Net increase (decrease) in contract owners’ equity from operations	(3,111,837)	—	(3,652,516)	305,896	(1,089,149)	7,014,744

Changes from principal transactions:
Purchase payments	126,526	—	160,961	2,538	858,995	337,477
Transfers between sub-accounts and the company	114,789,257	—	123,392,243	1,266,394	551,250	498,539
Withdrawals	(10,384,470)	—	(13,444,823)	(2,311,205)	(12,495,502)	(13,456,331)
Annual contract fee	(197,455)	—	(223,643)	(23,255)	(904,815)	(918,918)

Net increase (decrease) in contract owners’ equity from principal transactions	104,333,858	—	109,884,738	(1,065,528)	(11,990,072)	(13,539,233)

Total increase (decrease) in contract owners’ equity	101,222,021	—	106,232,222	(759,632)	(13,079,221)	(6,524,489)
Contract owners’ equity at beginning of period	—	—	6,845,741	7,605,373	133,128,933	139,653,422

Contract owners’ equity at end of period	$101,222,021	$—	$113,077,963	$6,845,741	$120,049,712	$133,128,933

	2015	2014	2015	2014	2015	2014
Units, beginning of period	—	—	400,200	464,644	9,263,197	10,217,653
Units issued	7,215,331	—	8,611,036	224,980	230,858	420,827
Units redeemed	(1,127,199)	—	(1,934,134)	(289,424)	(1,055,261)	(1,375,283)

Units, end of period	6,088,132	—	7,077,102	400,200	8,438,794	9,263,197

(b)	Sub-account available in prior year but no activity.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Strategy Trust Series II		Core Strategy Trust Series NAV		DWS Equity 500 Index (a)
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$66,136,882	$76,491,427	$167,534	$201,326	$178,961	$225,505
Expenses:
Mortality and expense risk and administrative charges	(48,077,488)	(50,662,287)	(102,929)	(125,617)	(224,853)	(238,336)

Net investment income (loss)	18,059,394	25,829,140	64,605	75,709	(45,892)	(12,831)

Realized gains (losses) on investments:
Capital gain distributions received	109,434,706	11,170,611	254,602	29,245	641,265	508,044
Net realized gain (loss)	43,542,880	103,622,002	167,801	690,290	646,589	1,070,046

Realized gains (losses)	152,977,586	114,792,613	422,403	719,535	1,287,854	1,578,090

Unrealized appreciation (depreciation) during the period	(228,848,797)	8,289,893	(581,766)	(329,344)	(1,363,350)	4,647

Net increase (decrease) in contract owners’ equity from operations	(57,811,817)	148,911,646	(94,758)	465,900	(121,388)	1,569,906

Changes from principal transactions:
Purchase payments	7,769,153	9,598,796	—	—	7,511	118,117
Transfers between sub-accounts and the company	147,146,021	39,151,033	—	—	(275,716)	(295,170)
Withdrawals	(328,195,436)	(308,934,967)	(951,508)	(3,046,145)	(1,290,895)	(1,951,393)
Annual contract fee	(24,115,590)	(23,659,403)	—	—	(66,235)	(68,207)

Net increase (decrease) in contract owners’ equity from principal transactions	(197,395,852)	(283,844,541)	(951,508)	(3,046,145)	(1,625,335)	(2,196,653)

Total increase (decrease) in contract owners’ equity	(255,207,669)	(134,932,895)	(1,046,266)	(2,580,245)	(1,746,723)	(626,747)
Contract owners’ equity at beginning of period	3,409,588,039	3,544,520,934	8,159,941	10,740,186	14,975,930	15,602,677

Contract owners’ equity at end of period	$3,154,380,370	$3,409,588,039	$7,113,675	$8,159,941	$13,229,207	$14,975,930

	2015	2014	2015	2014	2015	2014
Units, beginning of period	190,432,761	205,775,379	422,522	576,986	472,447	547,663
Units issued	38,956,824	13,909,533	58	11	3,743	32,611
Units redeemed	(47,390,827)	(29,252,151)	(52,304)	(154,475)	(54,836)	(107,827)

Units, end of period	181,998,758	190,432,761	370,276	422,522	421,354	472,447

(a)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity-Income Trust Series I		Equity-Income Trust Series II		Financial Industries Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$3,921,085	$4,309,374	$2,197,645	$2,410,496	$104,871	$77,980
Expenses:
Mortality and expense risk and administrative charges	(3,119,432)	(3,590,932)	(2,081,394)	(2,434,304)	(161,178)	(172,928)

Net investment income (loss)	801,653	718,442	116,251	(23,808)	(56,307)	(94,948)

Realized gains (losses) on investments:
Capital gain distributions received	18,530,620	20,588,485	11,549,405	12,925,861	3,232,790	—
Net realized gain (loss)	3,772,837	7,227,192	8,662,712	14,753,305	778,185	910,869

Realized gains (losses)	22,303,457	27,815,677	20,212,117	27,679,166	4,010,975	910,869

Unrealized appreciation (depreciation) during the period	(40,818,884)	(14,742,460)	(31,674,214)	(19,435,708)	(4,408,114)	(80,474)

Net increase (decrease) in contract owners’ equity from operations	(17,713,774)	13,791,659	(11,345,846)	8,219,650	(453,446)	735,447

Changes from principal transactions:
Purchase payments	459,435	654,685	575,554	470,306	15,017	23,360
Transfers between sub-accounts and the company	(5,893,558)	(5,563,018)	(1,178,560)	(2,049,240)	495,708	(536,082)
Withdrawals	(22,967,205)	(30,726,047)	(16,307,405)	(25,567,520)	(1,214,761)	(1,206,629)
Annual contract fee	(329,881)	(360,384)	(381,215)	(460,204)	(31,525)	(36,576)

Net increase (decrease) in contract owners’ equity from principal transactions	(28,731,209)	(35,994,764)	(17,291,626)	(27,606,658)	(735,561)	(1,755,927)

Total increase (decrease) in contract owners’ equity	(46,444,983)	(22,203,105)	(28,637,472)	(19,387,008)	(1,189,007)	(1,020,480)
Contract owners’ equity at beginning of period	234,873,528	257,076,633	146,803,522	166,190,530	11,204,146	12,224,626

Contract owners’ equity at end of period	$188,428,545	$234,873,528	$118,166,050	$146,803,522	$10,015,139	$11,204,146

	2015	2014	2015	2014	2015	2014
Units, beginning of period	5,548,872	6,433,211	6,397,175	7,613,665	582,868	680,298
Units issued	87,510	155,407	602,392	680,944	91,612	45,802
Units redeemed	(805,096)	(1,039,746)	(1,373,423)	(1,897,434)	(131,422)	(143,232)

Units, end of period	4,831,286	5,548,872	5,626,144	6,397,175	543,058	582,868

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series II		Franklin Templeton Founding Allocation Trust Series I		Franklin Templeton Founding Allocation Trust Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$124,804	$98,713	$1,127,549	$1,429,811	$24,410,293	$32,602,216
Expenses:
Mortality and expense risk and administrative charges	(272,410)	(308,017)	(394,603)	(457,639)	(14,824,353)	(17,682,538)

Net investment income (loss)	(147,606)	(209,304)	732,946	972,172	9,585,940	14,919,678

Realized gains (losses) on investments:
Capital gain distributions received	5,220,704	—	—	—	—	—
Net realized gain (loss)	1,129,639	2,782,971	1,975,403	4,251,923	16,273,686	18,809,331

Realized gains (losses)	6,350,343	2,782,971	1,975,403	4,251,923	16,273,686	18,809,331

Unrealized appreciation (depreciation) during the period	(6,956,328)	(1,391,164)	(5,475,576)	(4,039,638)	(97,967,375)	(16,326,726)

Net increase (decrease) in contract owners’ equity from operations	(753,591)	1,182,503	(2,767,227)	1,184,457	(72,107,749)	17,402,283

Changes from principal transactions:
Purchase payments	88,122	78,813	21,690	74,940	3,197,689	2,603,184
Transfers between sub-accounts and the company	293,384	(1,263,648)	(611,647)	(853,253)	(15,189,822)	(20,528,905)
Withdrawals	(2,179,782)	(3,583,364)	(2,920,736)	(6,916,440)	(100,294,810)	(117,569,240)
Annual contract fee	(50,649)	(56,814)	(250,737)	(262,919)	(6,896,588)	(7,355,693)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,848,925)	(4,825,013)	(3,761,430)	(7,957,672)	(119,183,531)	(142,850,654)

Total increase (decrease) in contract owners’ equity	(2,602,516)	(3,642,510)	(6,528,657)	(6,773,215)	(191,291,280)	(125,448,371)
Contract owners’ equity at beginning of period	18,786,137	22,428,647	44,968,829	51,742,044	1,087,384,572	1,212,832,943

Contract owners’ equity at end of period	$16,183,621	$18,786,137	$38,440,172	$44,968,829	$896,093,292	$1,087,384,572

	2015	2014	2015	2014	2015	2014
Units, beginning of period	933,415	1,195,459	2,563,067	3,007,665	73,303,818	83,732,529
Units issued	157,960	146,997	18,922	15,437	10,504,674	13,474,136
Units redeemed	(251,446)	(409,041)	(233,961)	(460,035)	(19,297,209)	(23,902,847)

Units, end of period	839,929	933,415	2,348,028	2,563,067	64,511,283	73,303,818

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental All Cap Core Trust Series II		Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$—	$112,692	$2,519,915	$1,476,386	$1,660,106	$877,483
Expenses:
Mortality and expense risk and administrative charges	(794,100)	(867,946)	(3,828,569)	(918,455)	(3,377,575)	(1,025,446)

Net investment income (loss)	(794,100)	(755,254)	(1,308,654)	557,931	(1,717,469)	(147,963)

Realized gains (losses) on investments:
Capital gain distributions received	2,261,977	—	—	—	—	—
Net realized gain (loss)	3,300,320	2,937,927	1,946,053	1,089,704	2,867,399	2,055,619

Realized gains (losses)	5,562,297	2,937,927	1,946,053	1,089,704	2,867,399	2,055,619

Unrealized appreciation (depreciation) during the period	(3,591,051)	1,819,180	(6,855,586)	1,224,196	(6,726,894)	1,300,804

Net increase (decrease) in contract owners’ equity from operations	1,177,146	4,001,853	(6,218,187)	2,871,831	(5,576,964)	3,208,460

Changes from principal transactions:
Purchase payments	150,079	240,155	421,280	124,585	432,902	346,312
Transfers between sub-accounts and the company	(749,450)	(1,294,834)	(5,368,705)	261,437,993	(6,011,060)	206,199,610
Withdrawals	(5,685,565)	(11,139,402)	(33,048,803)	(7,745,072)	(29,730,499)	(11,751,949)
Annual contract fee	(214,057)	(243,911)	(398,534)	(94,394)	(796,549)	(241,666)

Net increase (decrease) in contract owners’ equity from principal transactions	(6,498,993)	(12,437,992)	(38,394,762)	253,723,112	(36,105,206)	194,552,307

Total increase (decrease) in contract owners’ equity	(5,321,847)	(8,436,139)	(44,612,949)	256,594,943	(41,682,170)	197,760,767
Contract owners’ equity at beginning of period	52,080,987	60,517,126	281,432,969	24,838,026	234,102,730	36,341,963

Contract owners’ equity at end of period	$46,759,140	$52,080,987	$236,820,020	$281,432,969	$192,420,560	$234,102,730

	2015	2014	2015	2014	2015	2014
Units, beginning of period	1,757,592	2,199,424	11,918,462	1,198,374	10,924,556	1,686,180
Units issued	181,913	86,742	169,878	11,269,193	511,930	10,338,796
Units redeemed	(393,882)	(528,574)	(1,807,557)	(549,105)	(2,141,556)	(1,100,420)

Units, end of period	1,545,623	1,757,592	10,280,783	11,918,462	9,294,930	10,924,556

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Value Trust Series I		Fundamental Value Trust Series II		Global Allocation (a)
	2015	2014 (d)	2015	2014 (d)	2015	2014
Income:
Dividend distributions received	$—	$4,242,730	$—	$2,972,680	$7,228	$15,932
Expenses:
Mortality and expense risk and administrative charges	—	(3,385,677)	—	(2,934,086)	(10,678)	(11,199)

Net investment income (loss)	—	857,053	—	38,594	(3,450)	4,733

Realized gains (losses) on investments:
Capital gain distributions received	—	59,411,605	—	47,188,829	37,617	59,255
Net realized gain (loss)	—	87,202,276	—	61,761,371	21,537	26,272

Realized gains (losses)	—	146,613,881	—	108,950,200	59,154	85,527

Unrealized appreciation (depreciation) during the period	—	(132,835,615)	—	(97,871,408)	(71,474)	(86,565)

Net increase (decrease) in contract owners’ equity from operations	—	14,635,319	—	11,117,386	(15,770)	3,695

Changes from principal transactions:
Purchase payments	—	365,135	—	592,816	—	—
Transfers between sub-accounts and the company	—	(271,282,540)	—	(216,308,328)	(21,230)	(46,770)
Withdrawals	—	(30,911,226)	—	(30,635,236)	(38,958)	(36,642)
Annual contract fee	—	(340,730)	—	(673,729)	(1,372)	(1,372)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(302,169,361)	—	(247,024,477)	(61,560)	(84,784)

Total increase (decrease) in contract owners’ equity	—	(287,534,042)	—	(235,907,091)	(77,330)	(81,089)
Contract owners’ equity at beginning of period	—	287,534,042	—	235,907,091	766,447	847,536

Contract owners’ equity at end of period	$—	$—	$—	$—	$689,117	$766,447

	2015	2014	2015	2014	2015	2014
Units, beginning of period	—	14,209,009	—	11,329,193	40,007	44,480
Units issued	—	97,560	—	766,030	22	738
Units redeemed	—	(14,306,569)	—	(12,095,223)	(3,229)	(5,211)

Units, end of period	—	—	—	—	36,800	40,007

(a)	Sub-account that invests in non-affiliated Trust.
(d)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on November 10, 2014.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Bond Trust Series I		Global Bond Trust Series II		Global Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$918,199	$397,288	$2,273,546	$830,489	$2,573,204	$2,953,878
Expenses:
Mortality and expense risk and administrative charges	(533,391)	(658,038)	(1,408,565)	(1,776,760)	(1,762,523)	(1,815,121)

Net investment income (loss)	384,808	(260,750)	864,981	(946,271)	810,681	1,138,757

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	22,148	329,146	(1,784,755)	834,518	7,810,975	9,882,780

Realized gains (losses)	22,148	329,146	(1,784,755)	834,518	7,810,975	9,882,780

Unrealized appreciation (depreciation) during the period	(2,257,880)	445,492	(3,990,293)	1,214,303	(18,378,215)	(16,089,231)

Net increase (decrease) in contract owners’ equity from operations	(1,850,924)	513,888	(4,910,067)	1,102,550	(9,756,559)	(5,067,694)

Changes from principal transactions:
Purchase payments	45,720	76,249	160,267	207,145	561,270	319,548
Transfers between sub-accounts and the company	(1,554,059)	(1,584,192)	(3,890,652)	(4,821,680)	(2,443,256)	20,840,673
Withdrawals	(4,323,788)	(6,176,055)	(13,683,798)	(17,853,774)	(15,965,070)	(17,967,682)
Annual contract fee	(54,305)	(62,021)	(335,630)	(414,177)	(404,525)	(361,160)

Net increase (decrease) in contract owners’ equity from principal transactions	(5,886,432)	(7,746,019)	(17,749,813)	(22,882,486)	(18,251,581)	2,831,379

Total increase (decrease) in contract owners’ equity	(7,737,356)	(7,232,131)	(22,659,880)	(21,779,936)	(28,008,140)	(2,236,315)
Contract owners’ equity at beginning of period	40,723,044	47,955,175	101,853,797	123,633,733	148,670,952	150,907,267

Contract owners’ equity at end of period	$32,985,688	$40,723,044	$79,193,917	$101,853,797	$120,662,812	$148,670,952

	2015	2014	2015	2014	2015	2014
Units, beginning of period	1,394,459	1,666,852	5,230,553	6,165,469	5,984,113	5,915,224
Units issued	36,521	64,162	526,374	817,631	212,304	1,072,287
Units redeemed	(257,716)	(336,555)	(1,382,446)	(1,752,547)	(881,034)	(1,003,398)

Units, end of period	1,173,264	1,394,459	4,374,481	5,230,553	5,315,383	5,984,113

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Trust Series II		Health Sciences Trust Series I		Health Sciences Trust Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$777,738	$934,845	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(751,251)	(474,411)	(1,131,493)	(929,775)	(1,499,077)	(1,284,792)

Net investment income (loss)	26,487	460,434	(1,131,493)	(929,775)	(1,499,077)	(1,284,792)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	11,739,601	8,044,130	14,941,648	10,837,579
Net realized gain (loss)	1,818,989	1,913,333	8,593,340	9,675,145	12,562,568	14,274,388

Realized gains (losses)	1,818,989	1,913,333	20,332,941	17,719,275	27,504,216	25,111,967

Unrealized appreciation (depreciation) during the period	(5,409,130)	(3,630,987)	(11,828,534)	(870,663)	(16,509,231)	(2,941,588)

Net increase (decrease) in contract owners’ equity from operations	(3,563,654)	(1,257,220)	7,372,914	15,918,837	9,495,908	20,885,587

Changes from principal transactions:
Purchase payments	167,254	119,613	262,942	133,752	200,044	461,635
Transfers between sub-accounts and the company	(3,762,052)	30,870,398	2,311,167	2,127,965	753,176	2,654,295
Withdrawals	(6,016,722)	(4,922,316)	(6,869,324)	(8,349,889)	(12,778,732)	(13,550,990)
Annual contract fee	(182,069)	(119,733)	(179,907)	(149,595)	(303,028)	(258,543)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,793,589)	25,947,962	(4,475,122)	(6,237,767)	(12,128,540)	(10,693,603)

Total increase (decrease) in contract owners’ equity	(13,357,243)	24,690,742	2,897,792	9,681,070	(2,632,632)	10,191,984
Contract owners’ equity at beginning of period	52,928,122	28,237,380	67,381,873	57,700,803	88,686,796	78,494,812

Contract owners’ equity at end of period	$39,570,879	$52,928,122	$70,279,665	$67,381,873	$86,054,164	$88,686,796

	2015	2014	2015	2014	2015	2014
Units, beginning of period	2,679,409	1,309,021	1,197,219	1,330,993	1,601,816	1,794,833
Units issued	184,149	1,805,066	199,444	229,203	328,854	482,489
Units redeemed	(688,272)	(434,678)	(271,942)	(362,977)	(510,341)	(675,506)

Units, end of period	2,175,286	2,679,409	1,124,721	1,197,219	1,420,329	1,601,816

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series I		High Yield Trust Series II		International Core Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$5,558,059	$5,820,984	$5,013,096	$5,426,171	$603,114	$898,777
Expenses:
Mortality and expense risk and administrative charges	(963,224)	(1,154,016)	(1,154,053)	(1,499,939)	(328,015)	(389,419)

Net investment income (loss)	4,594,835	4,666,968	3,859,043	3,926,232	275,099	509,358

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(2,708,008)	888,708	(2,785,497)	1,232,902	1,319,158	547,010

Realized gains (losses)	(2,708,008)	888,708	(2,785,497)	1,232,902	1,319,158	547,010

Unrealized appreciation (depreciation) during the period	(8,639,371)	(5,956,349)	(8,019,101)	(6,044,038)	(2,901,248)	(3,073,286)

Net increase (decrease) in contract owners’ equity from operations	(6,752,544)	(400,673)	(6,945,555)	(884,904)	(1,306,991)	(2,016,918)

Changes from principal transactions:
Purchase payments	495,429	282,228	150,589	159,346	33,389	54,350
Transfers between sub-accounts and the company	(1,752,022)	(3,024,838)	(2,611,113)	(8,376,041)	(639,707)	344,086
Withdrawals	(9,438,586)	(11,018,749)	(9,209,407)	(15,346,250)	(2,597,254)	(2,811,182)
Annual contract fee	(383,255)	(412,250)	(262,188)	(320,660)	(45,899)	(51,907)

Net increase (decrease) in contract owners’ equity from principal transactions	(11,078,434)	(14,173,609)	(11,932,119)	(23,883,605)	(3,249,471)	(2,464,653)

Total increase (decrease) in contract owners’ equity	(17,830,978)	(14,574,282)	(18,877,674)	(24,768,509)	(4,556,462)	(4,481,571)
Contract owners’ equity at beginning of period	84,031,127	98,605,409	81,511,521	106,280,030	23,157,089	27,638,660

Contract owners’ equity at end of period	$66,200,149	$84,031,127	$62,633,847	$81,511,521	$18,600,627	$23,157,089

	2015	2014	2015	2014	2015	2014
Units, beginning of period	4,995,857	5,681,774	3,758,891	4,539,101	1,370,753	1,507,205
Units issued	831,473	852,010	1,259,815	1,408,439	128,933	118,083
Units redeemed	(1,390,778)	(1,537,927)	(1,657,701)	(2,188,649)	(322,604)	(254,535)

Units, end of period	4,436,552	4,995,857	3,361,005	3,758,891	1,177,082	1,370,753

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Core Trust Series II		International Equity Index Trust B Series I		International Equity Index Trust B Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$429,699	$580,463	$379,869	$596,667	$323,010	$547,790
Expenses:
Mortality and expense risk and administrative charges	(260,065)	(307,456)	(253,761)	(299,973)	(258,550)	(320,968)

Net investment income (loss)	169,634	273,007	126,108	296,694	64,460	226,822

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	592,248	1,891,524	358,378	522,255	385,986	863,531

Realized gains (losses)	592,248	1,891,524	358,378	522,255	385,986	863,531

Unrealized appreciation (depreciation) during the period	(1,912,018)	(3,603,017)	(1,620,842)	(1,985,653)	(1,572,858)	(2,246,538)

Net increase (decrease) in contract owners’ equity from operations	(1,150,136)	(1,438,486)	(1,136,356)	(1,166,704)	(1,122,412)	(1,156,185)

Changes from principal transactions:
Purchase payments	97,704	116,291	40,422	42,556	49,552	110,551
Transfers between sub-accounts and the company	2,009,278	(388,820)	(164,995)	(150,676)	(2,130,438)	(128,144)
Withdrawals	(2,085,303)	(3,376,860)	(2,235,764)	(1,865,307)	(1,857,627)	(3,421,680)
Annual contract fee	(47,122)	(50,607)	(48,698)	(53,600)	(62,891)	(75,077)

Net increase (decrease) in contract owners’ equity from principal transactions	(25,443)	(3,699,996)	(2,409,035)	(2,027,027)	(4,001,404)	(3,514,350)

Total increase (decrease) in contract owners’ equity	(1,175,579)	(5,138,482)	(3,545,391)	(3,193,731)	(5,123,816)	(4,670,535)
Contract owners’ equity at beginning of period	15,719,921	20,858,403	18,203,068	21,396,799	18,094,590	22,765,125

Contract owners’ equity at end of period	$14,544,342	$15,719,921	$14,657,677	$18,203,068	$12,970,774	$18,094,590

	2015	2014	2015	2014	2015	2014
Units, beginning of period	869,252	1,069,297	1,294,175	1,430,660	1,298,172	1,530,741
Units issued	224,652	231,014	109,848	84,406	108,812	243,623
Units redeemed	(226,247)	(431,059)	(280,037)	(220,891)	(399,287)	(476,192)

Units, end of period	867,657	869,252	1,123,986	1,294,175	1,007,697	1,298,172

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Trust B Series NAV		International Growth Stock Trust Series II		International Small Company Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$306,576	$471,883	$289,860	$320,013	$474,572	$416,973
Expenses:
Mortality and expense risk and administrative charges	(211,316)	(260,259)	(277,815)	(303,552)	(392,037)	(457,149)

Net investment income (loss)	95,260	211,624	12,045	16,461	82,535	(40,176)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(30,119)	(737,932)	661,597	929,231	1,337,574	1,808,367

Realized gains (losses)	(30,119)	(737,932)	661,597	929,231	1,337,574	1,808,367

Unrealized appreciation (depreciation) during the period	(927,220)	(326,156)	(1,428,890)	(1,202,026)	(138,030)	(4,194,432)

Net increase (decrease) in contract owners’ equity from operations	(862,079)	(852,464)	(755,248)	(256,334)	1,282,079	(2,426,241)

Changes from principal transactions:
Purchase payments	33,166	83,397	151,656	225,700	79,886	56,982
Transfers between sub-accounts and the company	(344,855)	(159,038)	1,327,479	611,234	(528,376)	(650,638)
Withdrawals	(1,331,382)	(3,171,545)	(2,122,881)	(2,302,058)	(2,464,674)	(3,254,897)
Annual contract fee	(67,088)	(80,255)	(46,722)	(49,007)	(55,164)	(74,535)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,710,159)	(3,327,441)	(690,468)	(1,514,131)	(2,968,328)	(3,923,088)

Total increase (decrease) in contract owners’ equity	(2,572,238)	(4,179,905)	(1,445,716)	(1,770,465)	(1,686,249)	(6,349,329)
Contract owners’ equity at beginning of period	14,176,433	18,356,338	18,760,653	20,531,118	26,889,803	33,239,132

Contract owners’ equity at end of period	$11,604,195	$14,176,433	$17,314,937	$18,760,653	$25,203,554	$26,889,803

	2015	2014	2015	2014	2015	2014
Units, beginning of period	1,263,800	1,535,483	1,249,862	1,346,516	1,633,196	1,854,233
Units issued	26,410	45,294	311,974	314,948	110,677	109,887
Units redeemed	(173,073)	(316,977)	(359,150)	(411,602)	(286,072)	(330,924)

Units, end of period	1,117,137	1,263,800	1,202,686	1,249,862	1,457,801	1,633,196

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series II		International Value Trust Series I		International Value Trust Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$291,598	$234,344	$1,164,631	$2,259,666	$915,016	$1,954,804
Expenses:
Mortality and expense risk and administrative charges	(274,069)	(321,921)	(969,450)	(1,237,352)	(973,979)	(1,247,351)

Net investment income (loss)	17,529	(87,577)	195,181	1,022,314	(58,963)	707,453

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,061,726	1,842,639	(969,146)	(1,271,965)	3,924,634	2,747,771

Realized gains (losses)	1,061,726	1,842,639	(969,146)	(1,271,965)	3,924,634	2,747,771

Unrealized appreciation (depreciation) during the period	(295,595)	(3,363,588)	(4,756,397)	(11,098,444)	(9,123,146)	(14,246,438)

Net increase (decrease) in contract owners’ equity from operations	783,660	(1,608,526)	(5,530,362)	(11,348,095)	(5,257,475)	(10,791,214)

Changes from principal transactions:
Purchase payments	135,887	126,059	170,436	239,780	211,690	298,570
Transfers between sub-accounts and the company	543,660	(515,071)	(1,769,701)	(1,398,266)	(472,041)	(179,602)
Withdrawals	(2,279,557)	(3,770,161)	(7,187,685)	(10,661,901)	(8,227,768)	(13,240,132)
Annual contract fee	(61,023)	(64,406)	(140,270)	(168,759)	(194,535)	(242,755)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,661,033)	(4,223,579)	(8,927,220)	(11,989,146)	(8,682,654)	(13,363,919)

Total increase (decrease) in contract owners’ equity	(877,373)	(5,832,105)	(14,457,582)	(23,337,241)	(13,940,129)	(24,155,133)
Contract owners’ equity at beginning of period	17,482,196	23,314,301	70,197,841	93,535,082	65,854,943	90,010,076

Contract owners’ equity at end of period	$16,604,823	$17,482,196	$55,740,259	$70,197,841	$51,914,814	$65,854,943

	2015	2014	2015	2014	2015	2014
Units, beginning of period	1,088,144	1,320,331	3,689,892	4,246,497	3,209,864	3,778,188
Units issued	220,387	224,160	143,241	152,612	409,622	352,520
Units redeemed	(320,332)	(456,347)	(604,872)	(709,217)	(839,802)	(920,844)

Units, end of period	988,199	1,088,144	3,228,261	3,689,892	2,779,684	3,209,864

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series II		Lifestyle Aggressive MVP Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$2,789,584	$5,019,233	$1,298,015	$2,486,614	$1,311,144	$2,371,035
Expenses:
Mortality and expense risk and administrative charges	(1,675,578)	(1,872,587)	(1,259,090)	(1,417,875)	(1,065,446)	(1,320,258)

Net investment income (loss)	1,114,006	3,146,646	38,925	1,068,739	245,698	1,050,777

Realized gains (losses) on investments:
Capital gain distributions received	6,610,620	393,123	3,473,587	205,950	—	—
Net realized gain (loss)	(170,466)	1,904,744	(150,525)	604,125	5,658,127	3,846,316

Realized gains (losses)	6,440,154	2,297,867	3,323,062	810,075	5,658,127	3,846,316

Unrealized appreciation (depreciation) during the period	(10,353,443)	2,137,298	(5,359,320)	1,487,888	(10,805,292)	(4,881,973)

Net increase (decrease) in contract owners’ equity from operations	(2,799,283)	7,581,811	(1,997,333)	3,366,702	(4,901,467)	15,120

Changes from principal transactions:
Purchase payments	276,964	412,433	168,683	300,922	237,413	509,749
Transfers between sub-accounts and the company	95,604	118,491	402,095	1,813,959	(9,769,648)	(3,292,461)
Withdrawals	(17,630,461)	(23,298,742)	(11,486,576)	(13,357,448)	(6,344,657)	(6,848,193)
Annual contract fee	(792,666)	(842,346)	(300,054)	(344,612)	(260,327)	(301,053)

Net increase (decrease) in contract owners’ equity from principal transactions	(18,050,559)	(23,610,164)	(11,215,852)	(11,587,179)	(16,137,219)	(9,931,958)

Total increase (decrease) in contract owners’ equity	(20,849,842)	(16,028,353)	(13,213,185)	(8,220,477)	(21,038,686)	(9,916,838)
Contract owners’ equity at beginning of period	165,085,857	181,114,210	87,725,052	95,945,529	82,915,377	92,832,215

Contract owners’ equity at end of period	$144,236,015	$165,085,857	$74,511,867	$87,725,052	$61,876,691	$82,915,377

	2015	2014	2015	2014	2015	2014
Units, beginning of period	8,695,039	9,980,414	4,822,048	5,353,529	3,743,208	4,195,022
Units issued	407,428	286,143	357,928	794,606	65,634	166,820
Units redeemed	(1,376,968)	(1,571,518)	(973,954)	(1,326,087)	(822,353)	(618,634)

Units, end of period	7,725,499	8,695,039	4,206,022	4,822,048	2,986,489	3,743,208

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Aggressive MVP Series II		Lifestyle Aggressive Trust PS Series I		Lifestyle Aggressive Trust PS Series II
	2015	2014	2015	2014 (b)	2015	2014
Income:
Dividend distributions received	$1,845,312	$3,417,915	$30,038	$16,507	$70,490	$78,521
Expenses:
Mortality and expense risk and administrative charges	(1,748,105)	(2,243,877)	(17,958)	(11,219)	(71,526)	(47,770)

Net investment income (loss)	97,207	1,174,038	12,080	5,288	(1,036)	30,751

Realized gains (losses) on investments:
Capital gain distributions received	—	—	1,574	19,812	4,787	103,267
Net realized gain (loss)	6,040,691	5,374,858	(1,744)	92,704	8,579	31,975

Realized gains (losses)	6,040,691	5,374,858	(170)	112,516	13,366	135,242

Unrealized appreciation (depreciation) during the period	(14,359,461)	(6,657,263)	(91,751)	(18,186)	(173,200)	(15,484)

Net increase (decrease) in contract owners’ equity from operations	(8,221,563)	(108,367)	(79,841)	99,618	(160,870)	150,509

Changes from principal transactions:
Purchase payments	730,374	1,003,254	—	14,276	7,500	2,750
Transfers between sub-accounts and the company	(6,505,478)	(5,505,979)	913,806	638,707	718,794	3,893,928
Withdrawals	(16,344,409)	(27,016,854)	(1,485)	(11,131)	(289,312)	(206,476)
Annual contract fee	(409,005)	(472,099)	(6,674)	(1,325)	(17,996)	(13,623)

Net increase (decrease) in contract owners’ equity from principal transactions	(22,528,518)	(31,991,678)	905,647	640,527	418,986	3,676,579

Total increase (decrease) in contract owners’ equity	(30,750,081)	(32,100,045)	825,806	740,145	258,116	3,827,088
Contract owners’ equity at beginning of period	127,276,863	159,376,908	740,145	—	3,850,593	23,505

Contract owners’ equity at end of period	$96,526,782	$127,276,863	$1,565,951	$740,145	$4,108,709	$3,850,593

	2015	2014	2015	2014	2015	2014
Units, beginning of period	5,899,699	7,321,364	55,686	—	291,089	1,838
Units issued	250,261	705,417	71,771	144,043	75,047	342,908
Units redeemed	(1,319,888)	(2,127,082)	(5,845)	(88,357)	(44,542)	(53,657)

Units, end of period	4,830,072	5,899,699	121,612	55,686	321,594	291,089

(b)	Sub-account available in prior year but no activity.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced MVP Series I		Lifestyle Balanced MVP Series II		Lifestyle Balanced MVP Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$12,655,770	$16,997,615	$149,196,463	$206,622,333	$2,384	$2,654
Expenses:
Mortality and expense risk and administrative charges	(6,867,830)	(7,874,431)	(106,095,932)	(124,272,919)	(1,135)	(1,076)

Net investment income (loss)	5,787,940	9,123,184	43,100,531	82,349,414	1,249	1,578

Realized gains (losses) on investments:
Capital gain distributions received	38,777,076	—	498,060,060	—	6,813	—
Net realized gain (loss)	15,994,542	25,972,275	49,166,391	97,737,282	129	166

Realized gains (losses)	54,771,618	25,972,275	547,226,451	97,737,282	6,942	166

Unrealized appreciation (depreciation) during the period	(78,307,059)	(15,812,094)	(843,104,075)	29,786,251	(11,454)	881

Net increase (decrease) in contract owners’ equity from operations	(17,747,501)	19,283,365	(252,777,093)	209,872,947	(3,263)	2,625

Changes from principal transactions:
Purchase payments	1,844,786	1,487,381	13,822,974	22,314,984	4,502	4,456
Transfers between sub-accounts and the company	(15,638,755)	(25,008,067)	(218,766,496)	(488,970,792)	—	—
Withdrawals	(58,261,870)	(73,705,636)	(775,608,662)	(978,445,124)	—	—
Annual contract fee	(2,604,454)	(2,763,196)	(42,639,342)	(46,417,255)	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(74,660,293)	(99,989,518)	(1,023,191,526)	(1,491,518,187)	4,502	4,456

Total increase (decrease) in contract owners’ equity	(92,407,794)	(80,706,153)	(1,275,968,619)	(1,281,645,240)	1,239	7,081
Contract owners’ equity at beginning of period	591,421,436	672,127,589	7,664,452,325	8,946,097,565	90,986	83,905

Contract owners’ equity at end of period	$499,013,642	$591,421,436	$6,388,483,706	$7,664,452,325	$92,225	$90,986

	2015	2014	2015	2014	2015	2014
Units, beginning of period	28,771,889	33,735,026	393,696,426	465,660,116	5,151	4,893
Units issued	480,774	616,954	34,625,236	32,253,540	252	258
Units redeemed	(4,005,470)	(5,580,091)	(82,785,965)	(104,217,230)	—	—

Units, end of period	25,247,193	28,771,889	345,535,697	393,696,426	5,403	5,151

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced Trust PS Series I		Lifestyle Balanced Trust PS Series II		Lifestyle Conservative MVP Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$332,616	$291,086	$11,366,974	$11,917,531	$3,426,035	$4,233,496
Expenses:
Mortality and expense risk and administrative charges	(147,457)	(90,721)	(7,039,830)	(5,882,150)	(1,791,113)	(2,062,396)

Net investment income (loss)	185,159	200,365	4,327,144	6,035,381	1,634,922	2,171,100

Realized gains (losses) on investments:
Capital gain distributions received	220,906	127,937	8,789,726	6,782,322	7,586,225	8,925,964
Net realized gain (loss)	24,969	36,599	7,413,841	4,032,771	(1,932,532)	665,636

Realized gains (losses)	245,875	164,536	16,203,567	10,815,093	5,653,693	9,591,600

Unrealized appreciation (depreciation) during the period	(608,208)	(5,190)	(29,570,299)	997,281	(8,763,218)	(5,682,712)

Net increase (decrease) in contract owners’ equity from operations	(177,174)	359,711	(9,039,588)	17,847,755	(1,474,603)	6,079,988

Changes from principal transactions:
Purchase payments	43,576	27,775	6,857,184	3,310,428	222,464	202,613
Transfers between sub-accounts and the company	4,522,218	10,811,591	68,733,806	284,957,189	210,635	(5,200,810)
Withdrawals	(1,509,386)	(520,901)	(37,052,630)	(32,250,810)	(19,878,665)	(24,329,079)
Annual contract fee	(74,640)	(37,668)	(4,093,441)	(3,482,974)	(558,102)	(626,092)

Net increase (decrease) in contract owners’ equity from principal transactions	2,981,768	10,280,797	34,444,919	252,533,833	(20,003,668)	(29,953,368)

Total increase (decrease) in contract owners’ equity	2,804,594	10,640,508	25,405,331	270,381,588	(21,478,271)	(23,873,380)
Contract owners’ equity at beginning of period	10,782,788	142,280	476,031,888	205,650,300	150,457,952	174,331,332

Contract owners’ equity at end of period	$13,587,382	$10,782,788	$501,437,219	$476,031,888	$128,979,681	$150,457,952

	2015	2014	2015	2014	2015	2014
Units, beginning of period	814,601	11,257	32,131,824	13,892,525	7,240,299	8,614,622
Units issued	463,226	879,769	10,665,781	22,723,235	396,862	642,306
Units redeemed	(238,986)	(76,425)	(7,882,836)	(4,483,936)	(1,313,151)	(2,016,629)

Units, end of period	1,038,841	814,601	34,914,769	32,131,824	6,324,010	7,240,299

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative MVP Series II		Lifestyle Conservative Trust PS Series I		Lifestyle Conservative Trust PS Series II
	2015	2014	2015	2014 (b)	2015	2014
Income:
Dividend distributions received	$31,624,352	$39,718,644	$127,615	$114,742	$2,461,522	$2,479,955
Expenses:
Mortality and expense risk and administrative charges	(21,074,196)	(25,107,446)	(50,527)	(28,067)	(1,369,560)	(1,143,752)

Net investment income (loss)	10,550,156	14,611,198	77,088	86,675	1,091,962	1,336,203

Realized gains (losses) on investments:
Capital gain distributions received	75,951,442	92,033,861	44,637	45,731	1,005,289	1,134,597
Net realized gain (loss)	(12,011,915)	23,025,960	(11,621)	10,280	185,734	1,112,300

Realized gains (losses)	63,939,527	115,059,821	33,016	56,011	1,191,023	2,246,897

Unrealized appreciation (depreciation) during the period	(94,850,173)	(74,442,442)	(155,686)	(79,910)	(3,743,443)	(728,123)

Net increase (decrease) in contract owners’ equity from operations	(20,360,490)	55,228,577	(45,582)	62,776	(1,460,458)	2,854,977

Changes from principal transactions:
Purchase payments	2,821,219	2,449,856	165,658	2,145	1,586,859	711,798
Transfers between sub-accounts and the company	(23,066,821)	(121,519,062)	1,153,378	5,114,067	17,390,173	53,286,205
Withdrawals	(177,630,601)	(243,350,281)	(530,191)	(1,255,836)	(10,888,086)	(11,275,541)
Annual contract fee	(9,024,498)	(10,067,164)	(16,054)	(1,949)	(823,350)	(738,530)

Net increase (decrease) in contract owners’ equity from principal transactions	(206,900,701)	(372,486,651)	772,791	3,858,427	7,265,596	41,983,932

Total increase (decrease) in contract owners’ equity	(227,261,191)	(317,258,074)	727,209	3,921,203	5,805,138	44,838,909
Contract owners’ equity at beginning of period	1,507,981,635	1,825,239,709	3,921,203	—	90,742,438	45,903,529

Contract owners’ equity at end of period	$1,280,720,444	$1,507,981,635	$4,648,412	$3,921,203	$96,547,576	$90,742,438

	2015	2014	2015	2014	2015	2014
Units, beginning of period	81,391,752	100,412,908	300,503	—	6,575,522	3,377,566
Units issued	10,388,346	12,277,078	208,674	510,961	3,287,628	5,894,004
Units redeemed	(19,953,717)	(31,298,234)	(149,613)	(210,458)	(2,733,338)	(2,696,048)

Units, end of period	71,826,381	81,391,752	359,564	300,503	7,129,812	6,575,522

(b)	Sub-account available in prior year but no activity.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth MVP Series I		Lifestyle Growth MVP Series II		Lifestyle Growth MVP Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$11,412,397	$16,905,117	$186,934,064	$286,401,704	$15,307	$19,757
Expenses:
Mortality and expense risk and administrative charges	(6,567,436)	(7,651,524)	(147,232,384)	(176,572,425)	(8,152)	(8,285)

Net investment income (loss)	4,844,961	9,253,593	39,701,680	109,829,279	7,155	11,472

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	18,573,950	32,278,672	51,645,543	206,720,292	1,270	1,490

Realized gains (losses)	18,573,950	32,278,672	51,645,543	206,720,292	1,270	1,490

Unrealized appreciation (depreciation) during the period	(53,467,256)	(34,894,864)	(686,859,825)	(240,311,343)	(47,479)	(5,755)

Net increase (decrease) in contract owners’ equity from operations	(30,048,345)	6,637,401	(595,512,602)	76,238,228	(39,054)	7,207

Changes from principal transactions:
Purchase payments	1,664,439	3,283,132	26,183,009	40,778,984	—	—
Transfers between sub-accounts and the company	(19,238,991)	(20,914,642)	(356,888,660)	(868,961,921)	—	—
Withdrawals	(53,458,175)	(72,077,441)	(1,009,994,030)	(1,355,100,660)	2	—
Annual contract fee	(3,074,010)	(3,209,540)	(63,492,168)	(68,512,476)	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(74,106,737)	(92,918,491)	(1,404,191,849)	(2,251,796,073)	2	—

Total increase (decrease) in contract owners’ equity	(104,155,082)	(86,281,090)	(1,999,704,451)	(2,175,557,845)	(39,052)	7,207
Contract owners’ equity at beginning of period	597,198,604	683,479,694	10,822,610,814	12,998,168,659	686,770	679,563

Contract owners’ equity at end of period	$493,043,522	$597,198,604	$8,822,906,363	$10,822,610,814	$647,718	$686,770

	2015	2014	2015	2014	2015	2014
Units, beginning of period	30,350,816	35,064,127	555,246,914	666,340,790	36,483	36,483
Units issued	417,101	1,272,587	42,616,593	59,546,943	—	—
Units redeemed	(4,131,834)	(5,985,898)	(113,213,823)	(170,640,819)	—	—

Units, end of period	26,636,083	30,350,816	484,649,684	555,246,914	36,483	36,483

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Trust PS Series I		Lifestyle Growth Trust PS Series II		Lifestyle Moderate MVP Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$571,218	$544,834	$28,595,664	$30,200,217	$4,844,314	$6,335,538
Expenses:
Mortality and expense risk and administrative charges	(279,795)	(190,621)	(19,882,108)	(15,058,616)	(2,552,120)	(2,941,886)

Net investment income (loss)	291,423	354,213	8,713,556	15,141,601	2,292,194	3,393,652

Realized gains (losses) on investments:
Capital gain distributions received	440,065	233,099	24,345,935	13,252,732	16,925,041	10,916,498
Net realized gain (loss)	113,762	111,134	22,294,326	7,379,789	5,697,879	11,020,562

Realized gains (losses)	553,827	344,233	46,640,261	20,632,521	22,622,920	21,937,060

Unrealized appreciation (depreciation) during the period	(1,192,576)	121,124	(82,750,826)	11,502,376	(28,811,245)	(16,803,329)

Net increase (decrease) in contract owners’ equity from operations	(347,326)	819,570	(27,397,009)	47,276,498	(3,896,131)	8,527,383

Changes from principal transactions:
Purchase payments	472,455	218,276	12,725,968	5,169,251	316,596	453,781
Transfers between sub-accounts and the company	7,060,658	19,669,607	217,388,042	1,032,865,160	(5,390,814)	(8,945,300)
Withdrawals	(3,409,558)	(1,730,963)	(96,066,961)	(81,336,975)	(24,497,119)	(26,193,500)
Annual contract fee	(139,521)	(99,321)	(9,974,808)	(7,497,463)	(862,333)	(949,170)

Net increase (decrease) in contract owners’ equity from principal transactions	3,984,034	18,057,599	124,072,241	949,199,973	(30,433,670)	(35,634,189)

Total increase (decrease) in contract owners’ equity	3,636,708	18,877,169	96,675,232	996,476,471	(34,329,801)	(27,106,806)
Contract owners’ equity at beginning of period	21,318,598	2,441,429	1,280,302,458	283,825,987	219,647,556	246,754,362

Contract owners’ equity at end of period	$24,955,306	$21,318,598	$1,376,977,690	$1,280,302,458	$185,317,755	$219,647,556

	2015	2014	2015	2014	2015	2014
Units, beginning of period	1,596,940	191,976	85,784,863	18,545,220	10,258,100	11,895,950
Units issued	698,814	1,640,155	31,666,779	76,137,704	223,454	601,909
Units redeemed	(403,268)	(235,191)	(22,020,122)	(8,898,061)	(1,622,564)	(2,239,759)

Units, end of period	1,892,486	1,596,940	95,431,520	85,784,863	8,858,990	10,258,100

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Moderate MVP Series II		Lifestyle Moderate Trust PS Series I		Lifestyle Moderate Trust PS Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$48,749,171	$64,738,338	$128,180	$98,100	$3,809,810	$4,121,080
Expenses:
Mortality and expense risk and administrative charges	(33,171,927)	(38,439,029)	(55,952)	(28,773)	(2,307,505)	(1,923,384)

Net investment income (loss)	15,577,244	26,299,309	72,228	69,327	1,502,305	2,197,696

Realized gains (losses) on investments:
Capital gain distributions received	187,171,239	119,251,690	79,233	55,444	2,859,032	3,099,379
Net realized gain (loss)	93,424,312	118,009,978	(13,329)	11,317	2,079,490	1,782,446

Realized gains (losses)	280,595,551	237,261,668	65,904	66,761	4,938,522	4,881,825

Unrealized appreciation (depreciation) during the period	(348,722,226)	(182,498,875)	(198,597)	(38,590)	(9,133,060)	(1,257,679)

Net increase (decrease) in contract owners’ equity from operations	(52,549,431)	81,062,102	(60,465)	97,498	(2,692,233)	5,821,842

Changes from principal transactions:
Purchase payments	3,626,715	8,162,878	—	25,103	2,882,294	845,376
Transfers between sub-accounts and the company	(58,490,810)	(119,128,749)	1,564,084	3,589,584	17,031,245	80,291,139
Withdrawals	(248,724,627)	(299,071,130)	(226,066)	(274,641)	(11,984,960)	(11,220,907)
Annual contract fee	(13,994,096)	(15,130,736)	(16,895)	(8,866)	(1,448,736)	(1,278,985)

Net increase (decrease) in contract owners’ equity from principal transactions	(317,582,818)	(425,167,737)	1,321,123	3,331,180	6,479,843	68,636,623

Total increase (decrease) in contract owners’ equity	(370,132,249)	(344,105,635)	1,260,658	3,428,678	3,787,610	74,458,465
Contract owners’ equity at beginning of period	2,395,035,737	2,739,141,372	3,519,723	91,045	159,487,879	85,029,414

Contract owners’ equity at end of period	$2,024,903,488	$2,395,035,737	$4,780,381	$3,519,723	$163,275,489	$159,487,879

	2015	2014	2015	2014	2015	2014
Units, beginning of period	124,617,516	145,237,611	267,187	7,228	10,888,260	5,852,060
Units issued	13,191,353	14,176,505	177,079	293,280	3,343,148	6,823,724
Units redeemed	(27,649,249)	(34,796,600)	(77,208)	(33,321)	(2,806,105)	(1,787,524)

Units, end of period	110,159,620	124,617,516	367,058	267,187	11,425,303	10,888,260

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series I		Mid Cap Index Trust Series II		Mid Cap Stock Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$318,387	$313,429	$469,612	$476,998	$—	$163,194
Expenses:
Mortality and expense risk and administrative charges	(482,557)	(497,913)	(934,740)	(1,014,642)	(2,064,324)	(2,204,578)

Net investment income (loss)	(164,170)	(184,484)	(465,128)	(537,644)	(2,064,324)	(2,041,384)

Realized gains (losses) on investments:
Capital gain distributions received	2,529,118	1,888,384	4,662,652	3,673,600	29,609,112	29,166,118
Net realized gain (loss)	1,929,183	2,755,052	3,365,023	5,428,171	7,280,724	11,735,822

Realized gains (losses)	4,458,301	4,643,436	8,027,675	9,101,771	36,889,836	40,901,940

Unrealized appreciation (depreciation) during the period	(5,522,746)	(2,062,366)	(9,884,579)	(4,099,312)	(31,845,541)	(28,866,751)

Net increase (decrease) in contract owners’ equity from operations	(1,228,615)	2,396,586	(2,322,032)	4,464,815	2,979,971	9,993,805

Changes from principal transactions:
Purchase payments	157,408	172,148	293,661	283,494	442,028	429,404
Transfers between sub-accounts and the company	1,657,378	(1,244,861)	2,169,390	(2,500,471)	(3,348,775)	(8,697,534)
Withdrawals	(3,916,510)	(4,791,880)	(7,269,773)	(11,194,029)	(15,169,046)	(19,518,156)
Annual contract fee	(76,736)	(75,686)	(212,248)	(235,333)	(527,870)	(547,860)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,178,460)	(5,940,279)	(5,018,970)	(13,646,339)	(18,603,663)	(28,334,146)

Total increase (decrease) in contract owners’ equity	(3,407,075)	(3,543,693)	(7,341,002)	(9,181,524)	(15,623,692)	(18,340,341)
Contract owners’ equity at beginning of period	32,305,875	35,849,568	60,840,171	70,021,695	153,598,753	171,939,094

Contract owners’ equity at end of period	$28,898,800	$32,305,875	$53,499,169	$60,840,171	$137,975,061	$153,598,753

	2015	2014	2015	2014	2015	2014
Units, beginning of period	969,590	1,159,515	2,030,534	2,501,068	6,124,526	7,278,047
Units issued	112,229	51,706	226,334	143,337	199,170	143,396
Units redeemed	(176,215)	(241,631)	(386,605)	(613,871)	(921,575)	(1,296,917)

Units, end of period	905,604	969,590	1,870,263	2,030,534	5,402,121	6,124,526

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Stock Trust Series II		Mid Value Trust Series I		Mid Value Trust Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$—	$—	$613,129	$455,957	$500,142	$358,203
Expenses:
Mortality and expense risk and administrative charges	(1,355,733)	(1,485,803)	(836,147)	(938,111)	(968,307)	(1,144,974)

Net investment income (loss)	(1,355,733)	(1,485,803)	(223,018)	(482,154)	(468,165)	(786,771)

Realized gains (losses) on investments:
Capital gain distributions received	17,470,974	17,280,478	10,050,521	5,927,103	10,290,558	6,482,342
Net realized gain (loss)	3,480,897	11,478,006	4,365,085	6,524,202	5,260,727	8,595,448

Realized gains (losses)	20,951,871	28,758,484	14,415,606	12,451,305	15,551,285	15,077,790

Unrealized appreciation (depreciation) during the period	(18,343,057)	(21,984,204)	(16,716,225)	(6,443,704)	(17,896,865)	(8,503,574)

Net increase (decrease) in contract owners’ equity from operations	1,253,081	5,288,477	(2,523,637)	5,525,447	(2,813,745)	5,787,445

Changes from principal transactions:
Purchase payments	262,793	408,561	179,026	129,690	145,678	214,210
Transfers between sub-accounts and the company	4,124,414	(10,505,077)	(2,009,497)	(2,561,925)	(3,519,437)	(2,849,168)
Withdrawals	(11,656,657)	(14,213,253)	(6,701,186)	(8,690,031)	(8,086,169)	(12,177,930)
Annual contract fee	(279,598)	(287,553)	(156,714)	(171,189)	(192,403)	(229,790)

Net increase (decrease) in contract owners’ equity from principal transactions	(7,549,048)	(24,597,322)	(8,688,371)	(11,293,455)	(11,652,331)	(15,042,678)

Total increase (decrease) in contract owners’ equity	(6,295,967)	(19,308,845)	(11,212,008)	(5,768,008)	(14,466,076)	(9,255,233)
Contract owners’ equity at beginning of period	85,015,236	104,324,081	61,677,107	67,445,115	65,970,477	75,225,710

Contract owners’ equity at end of period	$78,719,269	$85,015,236	$50,465,099	$61,677,107	$51,504,401	$65,970,477

	2015	2014	2015	2014	2015	2014
Units, beginning of period	2,734,626	3,527,594	2,273,179	2,708,394	2,515,656	3,115,651
Units issued	399,937	360,564	52,255	63,308	48,004	88,998
Units redeemed	(631,767)	(1,153,532)	(373,227)	(498,523)	(495,102)	(688,993)

Units, end of period	2,502,796	2,734,626	1,952,207	2,273,179	2,068,558	2,515,656

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money Market Trust B Series NAV		Money Market Trust Series I		Money Market Trust Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$190	$—	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(174,306)	(212,267)	(880,592)	(1,119,550)	(3,943,750)	(5,224,069)

Net investment income (loss)	(174,116)	(212,267)	(880,592)	(1,119,550)	(3,943,750)	(5,224,069)

Realized gains (losses) on investments:
Capital gain distributions received	40	211	64	1,950	276	8,687
Net realized gain (loss)	—	—	—	—	—	—

Realized gains (losses)	40	211	64	1,950	276	8,687

Unrealized appreciation (depreciation) during the period	1	(1)	—	1	(3)	(1)

Net increase (decrease) in contract owners’ equity from operations	(174,075)	(212,057)	(880,528)	(1,117,599)	(3,943,477)	(5,215,383)

Changes from principal transactions:
Purchase payments	9,789	1,110,657	631,497	1,408,406	239,130	1,316,957
Transfers between sub-accounts and the company	(789,452)	(2,473,268)	(6,492,028)	(14,151,177)	(23,451,743)	(64,414,943)
Withdrawals	(1,063,201)	(1,987,058)	(5,220,892)	(9,296,257)	(27,539,529)	(41,038,455)
Annual contract fee	(70,655)	(82,852)	(234,230)	(279,109)	(2,003,681)	(2,411,002)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,913,519)	(3,432,521)	(11,315,653)	(22,318,137)	(52,755,823)	(106,547,443)

Total increase (decrease) in contract owners’ equity	(2,087,594)	(3,644,578)	(12,196,181)	(23,435,736)	(56,699,300)	(111,762,826)
Contract owners’ equity at beginning of period	12,410,055	16,054,633	67,225,819	90,661,555	291,292,417	403,055,243

Contract owners’ equity at end of period	$10,322,461	$12,410,055	$55,029,638	$67,225,819	$234,593,117	$291,292,417

	2015	2014	2015	2014	2015	2014
Units, beginning of period	1,052,720	1,341,520	4,544,345	6,090,758	24,580,792	33,503,471
Units issued	4,569	91,683	85,458	115,562	1,713,533	1,614,726
Units redeemed	(169,085)	(380,483)	(879,273)	(1,661,975)	(6,197,956)	(10,537,405)

Units, end of period	888,204	1,052,720	3,750,530	4,544,345	20,096,369	24,580,792

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mutual Shares Trust Series I		Natural Resources Trust Series II		PIMCO All Asset (a)
	2015	2014	2015	2014 (e)	2015	2014
Income:
Dividend distributions received	$3,804,782	$6,606,653	$—	$736,221	$481,278	$1,130,767
Expenses:
Mortality and expense risk and administrative charges	(1,709,447)	(1,898,537)	—	(890,705)	(270,014)	(378,823)

Net investment income (loss)	2,095,335	4,708,116	—	(154,484)	211,264	751,944

Realized gains (losses) on investments:
Capital gain distributions received	16,827,385	3,708,126	—	—	—	—
Net realized gain (loss)	11,691,199	17,869,487	—	(11,301,864)	(581,073)	(46,331)

Realized gains (losses)	28,518,584	21,577,613	—	(11,301,864)	(581,073)	(46,331)

Unrealized appreciation (depreciation) during the period	(39,939,216)	(13,082,994)	—	6,284,442	(1,431,313)	(898,411)

Net increase (decrease) in contract owners’ equity from operations	(9,325,297)	13,202,735	—	(5,171,906)	(1,801,122)	(192,798)

Changes from principal transactions:
Purchase payments	417,999	678,225	—	305,733	56,677	91,918
Transfers between sub-accounts and the company	3,779,881	(3,648,025)	—	(56,356,385)	(2,771,004)	(2,681,823)
Withdrawals	(21,674,131)	(28,050,104)	—	(9,194,542)	(2,789,123)	(4,187,405)
Annual contract fee	(1,265,156)	(1,319,704)	—	(170,909)	(43,911)	(59,377)

Net increase (decrease) in contract owners’ equity from principal transactions	(18,741,407)	(32,339,608)	—	(65,416,103)	(5,547,361)	(6,836,687)

Total increase (decrease) in contract owners’ equity	(28,066,704)	(19,136,873)	—	(70,588,009)	(7,348,483)	(7,029,485)
Contract owners’ equity at beginning of period	199,493,537	218,630,410	—	70,588,009	21,234,591	28,264,076

Contract owners’ equity at end of period	$171,426,833	$199,493,537	$—	$—	$13,886,108	$21,234,591

	2015	2014	2015	2014	2015	2014
Units, beginning of period	11,387,904	13,262,506	—	2,344,230	1,118,331	1,471,881
Units issued	386,904	162,641	—	310,110	60,087	111,784
Units redeemed	(1,410,594)	(2,037,243)	—	(2,654,340)	(359,077)	(465,334)

Units, end of period	10,364,214	11,387,904	—	—	819,341	1,118,331

(a)	Sub-account that invests in non-affiliated Trust.
(e)	Terminated as an investment option and funds transferred to Global Trust on November 10, 2014.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series I		Real Estate Securities Trust Series II		Real Return Bond Trust Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$771,766	$736,997	$812,028	$761,565	$1,777,118	$1,002,783
Expenses:
Mortality and expense risk and administrative charges	(653,945)	(681,567)	(811,931)	(857,197)	(471,074)	(579,667)

Net investment income (loss)	117,821	55,430	97	(95,632)	1,306,044	423,116

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	6,260,562	4,720,327	6,280,436	7,679,448	(483,450)	(79,357)

Realized gains (losses)	6,260,562	4,720,327	6,280,436	7,679,448	(483,450)	(79,357)

Unrealized appreciation (depreciation) during the period	(5,986,436)	6,852,751	(6,096,748)	6,308,520	(2,128,860)	863,861

Net increase (decrease) in contract owners’ equity from operations	391,947	11,628,508	183,785	13,892,336	(1,306,266)	1,207,620

Changes from principal transactions:
Purchase payments	142,324	107,032	194,049	263,965	139,655	77,896
Transfers between sub-accounts and the company	(5,172,195)	2,687,655	(4,211,200)	4,111,438	(1,869,095)	(1,791,033)
Withdrawals	(4,721,370)	(4,571,723)	(6,719,114)	(10,110,331)	(4,145,116)	(6,551,975)
Annual contract fee	(86,592)	(88,182)	(153,753)	(160,037)	(73,190)	(84,405)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,837,833)	(1,865,218)	(10,890,018)	(5,894,965)	(5,947,746)	(8,349,517)

Total increase (decrease) in contract owners’ equity	(9,445,886)	9,763,290	(10,706,233)	7,997,371	(7,254,012)	(7,141,897)
Contract owners’ equity at beginning of period	49,462,648	39,699,358	57,638,180	49,640,809	33,242,486	40,384,383

Contract owners’ equity at end of period	$40,016,762	$49,462,648	$46,931,947	$57,638,180	$25,988,474	$33,242,486

	2015	2014	2015	2014	2015	2014
Units, beginning of period	1,044,744	1,089,885	1,574,897	1,753,770	1,884,735	2,358,052
Units issued	58,258	163,260	290,976	515,523	65,518	217,589
Units redeemed	(266,449)	(208,401)	(571,545)	(694,396)	(405,716)	(690,906)

Units, end of period	836,553	1,044,744	1,294,328	1,574,897	1,544,537	1,884,735

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series I		Science & Technology Trust Series II		Short Term Government Income Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$—	$—	$—	$—	$612,927	$846,496
Expenses:
Mortality and expense risk and administrative charges	(1,318,291)	(1,377,027)	(623,936)	(649,891)	(538,562)	(646,213)

Net investment income (loss)	(1,318,291)	(1,377,027)	(623,936)	(649,891)	74,365	200,283

Realized gains (losses) on investments:
Capital gain distributions received	14,453,179	2,894,217	6,349,588	1,295,669	—	—
Net realized gain (loss)	9,535,353	10,633,995	4,043,352	5,148,123	(361,484)	(549,392)

Realized gains (losses)	23,988,532	13,528,212	10,392,940	6,443,792	(361,484)	(549,392)

Unrealized appreciation (depreciation) during the period	(18,226,810)	(2,229,609)	(7,846,701)	(1,598,096)	(1,162)	208,950

Net increase (decrease) in contract owners’ equity from operations	4,443,431	9,921,576	1,922,303	4,195,805	(288,281)	(140,159)

Changes from principal transactions:
Purchase payments	306,187	220,965	134,733	287,112	181,876	1,120,588
Transfers between sub-accounts and the company	(867,732)	(4,238,222)	167,741	685,134	475,644	(2,502,050)
Withdrawals	(10,241,315)	(9,641,774)	(5,667,414)	(6,304,646)	(5,670,038)	(7,246,831)
Annual contract fee	(227,856)	(235,426)	(132,434)	(133,653)	(77,690)	(88,922)

Net increase (decrease) in contract owners’ equity from principal transactions	(11,030,716)	(13,894,457)	(5,497,374)	(5,466,053)	(5,090,208)	(8,717,215)

Total increase (decrease) in contract owners’ equity	(6,587,285)	(3,972,881)	(3,575,071)	(1,270,248)	(5,378,489)	(8,857,374)
Contract owners’ equity at beginning of period	92,552,844	96,525,725	42,083,709	43,353,957	38,732,892	47,590,266

Contract owners’ equity at end of period	$85,965,559	$92,552,844	$38,508,638	$42,083,709	$33,354,403	$38,732,892

	2015	2014	2015	2014	2015	2014
Units, beginning of period	4,178,464	4,874,381	1,614,981	1,840,624	3,108,011	3,808,179
Units issued	276,344	233,048	283,963	362,880	484,734	808,024
Units redeemed	(755,546)	(928,965)	(488,819)	(588,523)	(895,602)	(1,508,192)

Units, end of period	3,699,262	4,178,464	1,410,125	1,614,981	2,697,143	3,108,011

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series II		Small Cap Growth Trust Series I		Small Cap Growth Trust Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$496,015	$656,235	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(504,164)	(605,974)	(5,941)	(5,725)	(489,541)	(555,173)

Net investment income (loss)	(8,149)	50,261	(5,941)	(5,725)	(489,541)	(555,173)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	125,047	90,785	6,027,353	5,551,798
Net realized gain (loss)	(403,246)	(703,634)	4,113	18,511	355,301	2,676,291

Realized gains (losses)	(403,246)	(703,634)	129,160	109,296	6,382,654	8,228,089

Unrealized appreciation (depreciation) during the period	27,644	428,594	(184,984)	(63,071)	(9,275,399)	(5,963,558)

Net increase (decrease) in contract owners’ equity from operations	(383,751)	(224,779)	(61,765)	40,500	(3,382,286)	1,709,358

Changes from principal transactions:
Purchase payments	58,360	70,551	—	—	146,459	187,326
Transfers between sub-accounts and the company	3,594,050	5,833,065	32,177	82,683	5,362,231	(7,606,068)
Withdrawals	(6,614,909)	(14,297,073)	(36,005)	(69,566)	(3,938,625)	(4,827,440)
Annual contract fee	(90,863)	(110,737)	(190)	(217)	(75,581)	(88,128)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,053,362)	(8,504,194)	(4,018)	12,900	1,494,484	(12,334,310)

Total increase (decrease) in contract owners’ equity	(3,437,113)	(8,728,973)	(65,783)	53,400	(1,887,802)	(10,624,952)
Contract owners’ equity at beginning of period	33,680,182	42,409,155	681,933	628,533	31,257,951	41,882,903

Contract owners’ equity at end of period	$30,243,069	$33,680,182	$616,150	$681,933	$29,370,149	$31,257,951

	2015	2014	2015	2014	2015	2014
Units, beginning of period	2,753,814	3,449,202	31,425	30,889	1,129,386	1,580,005
Units issued	979,684	1,108,038	1,914	5,314	418,564	320,936
Units redeemed	(1,229,370)	(1,803,426)	(1,924)	(4,778)	(379,709)	(771,555)

Units, end of period	2,504,128	2,753,814	31,415	31,425	1,168,241	1,129,386

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series I		Small Cap Index Trust Series II		Small Cap Opportunities Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$133,764	$133,319	$312,635	$321,426	$33,779	$24,896
Expenses:
Mortality and expense risk and administrative charges	(212,102)	(226,580)	(655,214)	(758,967)	(691,271)	(788,703)

Net investment income (loss)	(78,338)	(93,261)	(342,579)	(437,541)	(657,492)	(763,807)

Realized gains (losses) on investments:
Capital gain distributions received	1,091,858	890,796	3,246,037	2,808,639	1,628,427	—
Net realized gain (loss)	564,397	875,853	1,256,060	1,722,592	3,267,759	6,603,775

Realized gains (losses)	1,656,255	1,766,649	4,502,097	4,531,231	4,896,186	6,603,775

Unrealized appreciation (depreciation) during the period	(2,350,709)	(1,268,567)	(6,535,396)	(3,081,795)	(7,092,877)	(5,654,457)

Net increase (decrease) in contract owners’ equity from operations	(772,792)	404,821	(2,375,878)	1,011,895	(2,854,183)	185,511

Changes from principal transactions:
Purchase payments	42,285	34,479	172,929	202,819	99,050	105,666
Transfers between sub-accounts and the company	(186,974)	(432,673)	(3,512,758)	(861,015)	(1,171,305)	(5,188,837)
Withdrawals	(1,865,326)	(1,644,286)	(4,216,309)	(9,617,719)	(5,395,041)	(7,021,818)
Annual contract fee	(38,275)	(40,057)	(169,821)	(199,617)	(113,584)	(121,970)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,048,290)	(2,082,537)	(7,725,959)	(10,475,532)	(6,580,880)	(12,226,959)

Total increase (decrease) in contract owners’ equity	(2,821,082)	(1,677,716)	(10,101,837)	(9,463,637)	(9,435,063)	(12,041,448)
Contract owners’ equity at beginning of period	14,672,523	16,350,239	44,641,155	54,104,792	49,882,771	61,924,219

Contract owners’ equity at end of period	$11,851,441	$14,672,523	$34,539,318	$44,641,155	$40,447,708	$49,882,771

	2015	2014	2015	2014	2015	2014
Units, beginning of period	555,520	637,715	1,645,216	2,055,624	1,507,500	1,890,642
Units issued	37,471	40,628	38,618	77,998	44,791	46,128
Units redeemed	(115,313)	(122,823)	(324,231)	(488,406)	(243,840)	(429,270)

Units, end of period	477,678	555,520	1,359,603	1,645,216	1,308,451	1,507,500

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series II		Small Cap Value Trust Series I		Small Cap Value Trust Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$—	$—	$3,398	$4,600	$82,897	$163,288
Expenses:
Mortality and expense risk and administrative charges	(594,393)	(689,050)	(6,910)	(6,684)	(523,682)	(601,156)

Net investment income (loss)	(594,393)	(689,050)	(3,512)	(2,084)	(440,785)	(437,868)

Realized gains (losses) on investments:
Capital gain distributions received	1,331,580	—	108,265	80,404	5,017,895	4,487,426
Net realized gain (loss)	2,834,491	5,251,506	15,351	26,195	1,685,039	4,099,253

Realized gains (losses)	4,166,071	5,251,506	123,616	106,599	6,702,934	8,586,679

Unrealized appreciation (depreciation) during the period	(6,012,446)	(4,502,682)	(136,004)	(60,550)	(7,407,298)	(6,251,656)

Net increase (decrease) in contract owners’ equity from operations	(2,440,768)	59,774	(15,900)	43,965	(1,145,149)	1,897,155

Changes from principal transactions:
Purchase payments	178,215	306,942	—	—	60,769	110,959
Transfers between sub-accounts and the company	549,515	(3,858,234)	8,582	43,627	(557,790)	(1,330,050)
Withdrawals	(5,105,506)	(6,467,722)	(36,877)	(56,239)	(4,401,453)	(6,118,243)
Annual contract fee	(132,014)	(148,399)	(200)	(250)	(82,301)	(96,363)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,509,790)	(10,167,413)	(28,495)	(12,862)	(4,980,775)	(7,433,697)

Total increase (decrease) in contract owners’ equity	(6,950,558)	(10,107,639)	(44,395)	31,103	(6,125,924)	(5,536,542)
Contract owners’ equity at beginning of period	39,455,415	49,563,054	743,209	712,106	38,877,818	44,414,360

Contract owners’ equity at end of period	$32,504,857	$39,455,415	$698,814	$743,209	$32,751,894	$38,877,818

	2015	2014	2015	2014	2015	2014
Units, beginning of period	1,272,553	1,607,757	29,719	30,222	1,438,902	1,702,861
Units issued	112,364	173,705	511	1,971	307,507	429,523
Units redeemed	(259,007)	(508,909)	(1,649)	(2,474)	(492,763)	(693,482)

Units, end of period	1,125,910	1,272,553	28,581	29,719	1,253,646	1,438,902

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series I		Small Company Value Trust Series II		Strategic Income Opportunities Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$602,882	$16,035	$433,843	$—	$1,065,075	$2,108,540
Expenses:
Mortality and expense risk and administrative charges	(695,238)	(827,999)	(732,481)	(873,863)	(669,655)	(735,126)

Net investment income (loss)	(92,356)	(811,964)	(298,638)	(873,863)	395,420	1,373,414

Realized gains (losses) on investments:
Capital gain distributions received	6,197,488	1,178,226	6,282,896	1,174,332	—	—
Net realized gain (loss)	3,208,297	4,525,045	4,284,592	4,383,348	(711,550)	(849,078)

Realized gains (losses)	9,405,785	5,703,271	10,567,488	5,557,680	(711,550)	(849,078)

Unrealized appreciation (depreciation) during the period	(12,593,062)	(5,839,237)	(13,676,020)	(5,814,273)	244,703	1,204,894

Net increase (decrease) in contract owners’ equity from operations	(3,279,633)	(947,930)	(3,407,170)	(1,130,456)	(71,427)	1,729,230

Changes from principal transactions:
Purchase payments	281,718	218,470	165,233	239,161	46,354	115,438
Transfers between sub-accounts and the company	(1,124,751)	(4,004,756)	380,208	(1,604,614)	25,594	(622,847)
Withdrawals	(5,058,624)	(6,492,955)	(6,292,569)	(9,545,209)	(5,200,414)	(5,529,569)
Annual contract fee	(99,652)	(115,310)	(137,065)	(164,089)	(65,658)	(66,961)

Net increase (decrease) in contract owners’ equity from principal transactions	(6,001,309)	(10,394,551)	(5,884,193)	(11,074,751)	(5,194,124)	(6,103,939)

Total increase (decrease) in contract owners’ equity	(9,280,942)	(11,342,481)	(9,291,363)	(12,205,207)	(5,265,551)	(4,374,709)
Contract owners’ equity at beginning of period	51,324,065	62,666,546	51,135,643	63,340,850	47,033,919	51,408,628

Contract owners’ equity at end of period	$42,043,123	$51,324,065	$41,844,280	$51,135,643	$41,768,368	$47,033,919

	2015	2014	2015	2014	2015	2014
Units, beginning of period	1,448,038	1,744,585	1,802,596	2,184,072	2,158,995	2,443,294
Units issued	36,419	44,149	160,543	137,654	98,534	125,787
Units redeemed	(208,100)	(340,696)	(372,434)	(519,130)	(333,936)	(410,086)

Units, end of period	1,276,357	1,448,038	1,590,705	1,802,596	1,923,593	2,158,995

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series II		Total Bond Market Trust B Series II		Total Bond Market Trust B Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$1,021,658	$2,105,054	$1,625,266	$1,964,652	$3,122,034	$4,123,260
Expenses:
Mortality and expense risk and administrative charges	(752,431)	(855,190)	(923,897)	(1,003,215)	(1,067,145)	(1,180,966)

Net investment income (loss)	269,227	1,249,864	701,369	961,437	2,054,889	2,942,294

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(589,010)	(1,309,511)	(248,701)	(2,116,401)	(830,399)	(862,571)

Realized gains (losses)	(589,010)	(1,309,511)	(248,701)	(2,116,401)	(830,399)	(862,571)

Unrealized appreciation (depreciation) during the period	87,338	1,784,717	(1,339,861)	3,961,076	(1,810,712)	4,509,159

Net increase (decrease) in contract owners’ equity from operations	(232,445)	1,725,070	(887,193)	2,806,112	(586,222)	6,588,882

Changes from principal transactions:
Purchase payments	142,685	206,956	374,813	238,213	165,963	370,286
Transfers between sub-accounts and the company	1,255,389	(3,468)	11,594,266	1,419,850	(467,021)	2,523,054
Withdrawals	(6,095,267)	(9,590,697)	(10,436,925)	(16,391,772)	(12,589,437)	(16,984,419)
Annual contract fee	(133,297)	(143,954)	(419,315)	(467,830)	(1,079,189)	(1,134,511)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,830,490)	(9,531,163)	1,112,839	(15,201,539)	(13,969,684)	(15,225,590)

Total increase (decrease) in contract owners’ equity	(5,062,935)	(7,806,093)	225,646	(12,395,427)	(14,555,906)	(8,636,708)
Contract owners’ equity at beginning of period	48,604,122	56,410,215	62,954,263	75,349,690	125,388,642	134,025,350

Contract owners’ equity at end of period	$43,541,187	$48,604,122	$63,179,909	$62,954,263	$110,832,736	$125,388,642

	2015	2014	2015	2014	2015	2014
Units, beginning of period	2,350,596	2,797,996	5,061,304	6,318,672	9,895,822	11,116,677
Units issued	252,565	313,418	2,644,706	3,362,194	445,450	443,307
Units redeemed	(491,920)	(760,818)	(2,551,128)	(4,619,562)	(1,540,477)	(1,664,162)

Units, end of period	2,111,241	2,350,596	5,154,882	5,061,304	8,800,795	9,895,822

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Return Trust Series I		Total Return Trust Series II		Total Stock Market Index Trust Series I
	2015 (f)	2014	2015 (f)	2014	2015	2014
Income:
Dividend distributions received	$13,602,646	$4,156,105	$15,654,003	$4,622,166	$146,663	$188,899
Expenses:
Mortality and expense risk and administrative charges	(554,606)	(1,905,382)	(670,808)	(2,481,738)	(204,308)	(235,365)

Net investment income (loss)	13,048,040	2,250,723	14,983,195	2,140,428	(57,645)	(46,466)

Realized gains (losses) on investments:
Capital gain distributions received	6,191,718	—	7,125,464	—	314,862	240,255
Net realized gain (loss)	(21,692,505)	(568,753)	(25,181,128)	(2,202,652)	3,103,704	760,885

Realized gains (losses)	(15,500,787)	(568,753)	(18,055,664)	(2,202,652)	3,418,566	1,001,140

Unrealized appreciation (depreciation) during the period	4,323,254	2,386,722	5,173,168	4,615,092	(3,379,540)	530,078

Net increase (decrease) in contract owners’ equity from operations	1,870,507	4,068,692	2,100,699	4,552,868	(18,619)	1,484,752

Changes from principal transactions:
Purchase payments	390,797	380,460	158,885	1,209,809	82,100	20,851
Transfers between sub-accounts and the company	(118,039,441)	(2,315,992)	(135,024,310)	(14,785,997)	(216,653)	2,447,844
Withdrawals	(4,565,740)	(16,154,710)	(5,836,741)	(25,558,975)	(6,541,970)	(1,403,810)
Annual contract fee	(74,185)	(240,241)	(85,803)	(367,491)	(31,311)	(27,339)

Net increase (decrease) in contract owners’ equity from principal transactions	(122,288,569)	(18,330,483)	(140,787,969)	(39,502,654)	(6,707,834)	1,037,546

Total increase (decrease) in contract owners’ equity	(120,418,062)	(14,261,791)	(138,687,270)	(34,949,786)	(6,726,453)	2,522,298
Contract owners’ equity at beginning of period	120,418,062	134,679,853	138,687,270	173,637,056	17,375,283	14,852,985

Contract owners’ equity at end of period	$—	$120,418,062	$—	$138,687,270	$10,648,830	$17,375,283

	2015	2014	2015	2014	2015	2014
Units, beginning of period	5,259,683	6,065,486	7,250,247	9,212,786	888,250	834,815
Units issued	56,699	456,445	178,947	808,390	57,382	152,966
Units redeemed	(5,316,382)	(1,262,248)	(7,429,194)	(2,770,929)	(395,515)	(99,531)

Units, end of period	—	5,259,683	—	7,250,247	550,117	888,250

(f)	Terminated as an investment option and funds transferred to Core Bond Trust on April 27, 2015.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series II		U.S. Equity Trust Series I		U.S. Equity Trust Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$360,577	$337,975	$1,885,619	$1,532,759	$103,403	$90,304
Expenses:
Mortality and expense risk and administrative charges	(536,302)	(556,303)	(1,439,626)	(1,569,524)	(100,246)	(116,465)

Net investment income (loss)	(175,725)	(218,328)	445,993	(36,765)	3,157	(26,161)

Realized gains (losses) on investments:
Capital gain distributions received	928,463	530,821	—	—	—	—
Net realized gain (loss)	2,483,789	2,604,626	4,307,083	4,472,227	433,602	489,960

Realized gains (losses)	3,412,252	3,135,447	4,307,083	4,472,227	433,602	489,960

Unrealized appreciation (depreciation) during the period	(4,079,273)	176,480	(5,613,739)	5,425,016	(509,974)	163,908

Net increase (decrease) in contract owners’ equity from operations	(842,746)	3,093,599	(860,663)	9,860,478	(73,215)	627,707

Changes from principal transactions:
Purchase payments	235,079	182,657	259,374	256,058	25,417	19,976
Transfers between sub-accounts and the company	(1,455,233)	2,343,727	(2,076,212)	(2,904,341)	(450,101)	(299,711)
Withdrawals	(2,879,500)	(6,941,579)	(11,092,209)	(12,768,576)	(821,061)	(1,120,606)
Annual contract fee	(137,742)	(140,398)	(134,714)	(138,033)	(23,311)	(29,593)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,237,396)	(4,555,593)	(13,043,761)	(15,554,892)	(1,269,056)	(1,429,934)

Total increase (decrease) in contract owners’ equity	(5,080,142)	(1,461,994)	(13,904,424)	(5,694,414)	(1,342,271)	(802,227)
Contract owners’ equity at beginning of period	35,266,110	36,728,104	107,450,481	113,144,895	7,037,445	7,839,672

Contract owners’ equity at end of period	$30,185,968	$35,266,110	$93,546,057	$107,450,481	$5,695,174	$7,037,445

	2015	2014	2015	2014	2015	2014
Units, beginning of period	1,407,163	1,603,910	6,092,849	7,022,288	403,732	490,229
Units issued	68,492	177,338	31,531	48,842	8,052	26,071
Units redeemed	(239,396)	(374,085)	(773,331)	(978,281)	(80,902)	(112,568)

Units, end of period	1,236,259	1,407,163	5,351,049	6,092,849	330,882	403,732

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series II		Utilities Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$129,107	$139,603	$2,710,961	$2,768,446	$511,353	$610,488
Expenses:
Mortality and expense risk and administrative charges	(83,678)	(88,503)	(3,189,464)	(3,147,896)	(261,789)	(313,024)

Net investment income (loss)	45,429	51,100	(478,503)	(379,450)	249,564	297,464

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	1,578,938	751,545
Net realized gain (loss)	(101,269)	(154,480)	(2,962,539)	(2,517,619)	1,009,844	2,327,794

Realized gains (losses)	(101,269)	(154,480)	(2,962,539)	(2,517,619)	2,588,782	3,079,339

Unrealized appreciation (depreciation) during the period	(30,424)	13,644	(105,657)	(956,934)	(5,628,243)	(1,194,542)

Net increase (decrease) in contract owners’ equity from operations	(86,264)	(89,736)	(3,546,699)	(3,854,003)	(2,789,897)	2,182,261

Changes from principal transactions:
Purchase payments	3,000	6,232	1,906,225	3,140,916	153,561	28,602
Transfers between sub-accounts and the company	15,462,235	21,325,116	226,783,147	294,385,030	(1,280,653)	1,389,807
Withdrawals	(14,868,856)	(22,186,752)	(202,040,852)	(278,364,844)	(1,977,362)	(3,182,936)
Annual contract fee	(65,752)	(93,172)	(1,341,703)	(1,339,344)	(40,423)	(44,213)

Net increase (decrease) in contract owners’ equity from principal transactions	530,627	(948,576)	25,306,817	17,821,758	(3,144,877)	(1,808,740)

Total increase (decrease) in contract owners’ equity	444,363	(1,038,312)	21,760,118	13,967,755	(5,934,774)	373,521
Contract owners’ equity at beginning of period	8,810,337	9,848,649	201,812,773	187,845,018	19,899,373	19,525,852

Contract owners’ equity at end of period	$9,254,700	$8,810,337	$223,572,891	$201,812,773	$13,964,599	$19,899,373

	2015	2014	2015	2014	2015	2014
Units, beginning of period	727,585	805,526	17,287,474	15,827,427	649,684	706,148
Units issued	1,423,547	2,318,907	28,949,022	34,824,080	28,870	141,569
Units redeemed	(1,380,092)	(2,396,848)	(26,816,288)	(33,364,033)	(136,212)	(198,033)

Units, end of period	771,040	727,585	19,420,208	17,287,474	542,342	649,684

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Utilities Trust Series II		Value Opportunities (a)		Value Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$427,411	$553,403	$3,178	$2,387	$427,257	$417,935
Expenses:
Mortality and expense risk and administrative charges	(255,563)	(328,496)	(51,641)	(60,824)	(1,078,312)	(1,221,696)

Net investment income (loss)	171,848	224,907	(48,463)	(58,437)	(651,055)	(803,761)

Realized gains (losses) on investments:
Capital gain distributions received	1,430,305	740,595	242,739	247,625	10,163,235	8,723,715
Net realized gain (loss)	1,091,345	2,550,532	98,877	233,103	5,892,962	9,382,082

Realized gains (losses)	2,521,650	3,291,127	341,616	480,728	16,056,197	18,105,797

Unrealized appreciation (depreciation) during the period	(5,247,775)	(1,407,580)	(572,057)	(291,633)	(23,114,270)	(9,735,228)

Net increase (decrease) in contract owners’ equity from operations	(2,554,277)	2,108,454	(278,904)	130,658	(7,709,128)	7,566,808

Changes from principal transactions:
Purchase payments	51,938	51,915	21,772	12,680	180,353	184,646
Transfers between sub-accounts and the company	(1,050,635)	539,252	(228,913)	(197,114)	(443,466)	(4,910,472)
Withdrawals	(2,773,430)	(3,915,186)	(150,666)	(556,463)	(8,779,490)	(13,712,599)
Annual contract fee	(50,468)	(63,614)	(12,358)	(13,423)	(255,426)	(270,683)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,822,595)	(3,387,633)	(370,165)	(754,320)	(9,298,029)	(18,709,108)

Total increase (decrease) in contract owners’ equity	(6,376,872)	(1,279,179)	(649,069)	(623,662)	(17,007,157)	(11,142,300)
Contract owners’ equity at beginning of period	18,763,451	20,042,630	3,763,538	4,387,200	88,764,765	99,907,065

Contract owners’ equity at end of period	$12,386,579	$18,763,451	$3,114,469	$3,763,538	$71,757,608	$88,764,765

	2015	2014	2015	2014	2015	2014
Units, beginning of period	418,688	494,159	72,469	83,852	2,626,747	3,190,504
Units issued	28,615	77,378	1,251	464	154,811	66,436
Units redeemed	(117,138)	(152,849)	(10,490)	(11,847)	(391,927)	(630,193)

Units, end of period	330,165	418,688	63,230	72,469	2,389,631	2,626,747

(a)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Value Trust Series II
	2015	2014
Income:
Dividend distributions received	$81,886	$76,011
Expenses:
Mortality and expense risk and administrative charges	(413,742)	(460,951)

Net investment income (loss)	(331,856)	(384,940)

Realized gains (losses) on investments:
Capital gain distributions received	3,332,201	2,791,905
Net realized gain (loss)	2,292,613	4,132,582

Realized gains (losses)	5,624,814	6,924,487

Unrealized appreciation (depreciation) during the period	(7,970,221)	(4,312,579)

Net increase (decrease) in contract owners’ equity from operations	(2,677,263)	2,226,968

Changes from principal transactions:
Purchase payments	38,050	92,430
Transfers between sub-accounts and the company	497,108	(1,573,926)
Withdrawals	(3,461,861)	(4,126,169)
Annual contract fee	(80,589)	(80,880)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,007,292)	(5,688,545)

Total increase (decrease) in contract owners’ equity	(5,684,555)	(3,461,577)
Contract owners’ equity at beginning of period	28,391,341	31,852,918

Contract owners’ equity at end of period	$22,706,786	$28,391,341

	2015	2014
Units, beginning of period	919,565	1,099,312
Units issued	127,755	162,610
Units redeemed	(222,433)	(342,357)

Units, end of period	824,887	919,565

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The Account consists of 125 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-Affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 4 classes of units to fund Contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

Sub-accounts closed in 2015 are as follows:

Sub-accounts Closed	Effective Date
Total Return Trust Series I	04/27/2015
Total Return Trust Series II	04/27/2015

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the FY 2002 and onward remains open subject to examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2015, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

5.	Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2015. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Mutual Funds	$36,252,750,268	—	—	36,252,750,268

Total	$36,252,750,268	—	—	36,252,750,268

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2015 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund B Series I	$6,308,833	$10,516,563
500 Index Fund B Series II	5,642,984	7,421,278
500 Index Fund B Series NAV	11,120,282	36,944,871
Active Bond Trust Series I	4,758,977	7,605,255
Active Bond Trust Series II	19,442,070	39,575,412
All Cap Core Trust Series I	2,033,599	8,232,958
All Cap Core Trust Series II	1,922,062	1,829,489
American Asset Allocation Trust Series I	16,083,191	18,250,806
American Asset Allocation Trust Series II	121,982,638	154,764,863
American Asset Allocation Trust Series III	15,950,798	20,029,911
American Global Growth Trust Series II	30,884,543	34,915,673
American Global Growth Trust Series III	3,596,737	7,334,721
American Growth Trust Series II	48,417,708	142,034,176
American Growth Trust Series III	6,489,649	20,085,075
American Growth-Income Trust Series I	19,438,945	24,397,056
American Growth-Income Trust Series II	89,099,122	116,824,135
American Growth-Income Trust Series III	34,130,650	41,835,189
American International Trust Series II	27,881,080	74,542,580
American International Trust Series III	2,854,549	7,585,457
American New World Trust Series II	8,915,922	9,683,021
American New World Trust Series III	242,070	308,604
Basic Value Focus (a)	809,319	475,183
Blue Chip Growth Trust Series I	52,573,356	39,639,179
Blue Chip Growth Trust Series II	40,171,260	26,915,859
Bond Trust Series I	14,466,380	38,685,369
Bond Trust Series II	166,966,400	193,042,495
Capital Appreciation Trust Series I	29,970,341	25,408,522
Capital Appreciation Trust Series II	19,789,213	18,347,452
Capital Appreciation Value Trust Series II	51,775,904	38,844,315
Core Bond Trust Series I	125,095,306	19,876,946
Core Bond Trust Series II	136,873,259	26,327,110
Core Strategy Trust Series I	10,260,368	16,456,513
Core Strategy Trust Series II	291,547,086	361,448,838
Core Strategy Trust Series NAV	423,278	1,055,579
DWS Equity 500 Index (a)	934,370	1,964,332
Equity-Income Trust Series I	25,466,471	34,865,409
Equity-Income Trust Series II	21,625,754	27,251,722
Financial Industries Trust Series I	5,117,831	2,676,910
Financial Industries Trust Series II	8,141,304	4,917,129
Franklin Templeton Founding Allocation Trust Series I	1,449,348	4,477,831
Franklin Templeton Founding Allocation Trust Series II	30,604,807	140,202,399
Fundamental All Cap Core Trust Series II	7,852,185	12,883,300
Fundamental Large Cap Value Trust Series I	6,361,935	46,065,351
Fundamental Large Cap Value Trust Series II	8,303,339	46,126,014
Global Allocation (a)	45,259	72,653
Global Bond Trust Series I	1,902,956	7,404,579
Global Bond Trust Series II	9,408,966	26,293,798
Global Trust Series I	6,340,938	23,781,838
Global Trust Series II	2,658,218	12,425,321

(a)	Sub-account that invests in non-affiliated Trust.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
Health Sciences Trust Series I	$24,137,157	$18,004,171
Health Sciences Trust Series II	30,865,901	29,551,870
High Yield Trust Series I	22,572,434	29,056,033
High Yield Trust Series II	24,546,527	32,619,604
International Core Trust Series I	2,848,014	5,822,385
International Core Trust Series II	4,249,967	4,105,780
International Equity Index Trust B Series I	1,899,958	4,182,886
International Equity Index Trust B Series II	1,582,808	5,519,754
International Equity Index Trust B Series NAV	578,093	2,192,992
International Growth Stock Trust Series II	3,998,870	4,677,292
International Small Company Trust Series I	2,413,654	5,299,448
International Small Company Trust Series II	3,533,328	5,176,831
International Value Trust Series I	3,741,320	12,473,359
International Value Trust Series II	7,519,118	16,260,736
Investment Quality Bond Trust Series I	17,301,439	27,627,371
Investment Quality Bond Trust Series II	10,059,999	17,763,339
Lifestyle Aggressive MVP Series I	2,638,939	18,530,459
Lifestyle Aggressive MVP Series II	3,576,203	26,007,515
Lifestyle Aggressive Trust PS Series I	1,011,777	92,479
Lifestyle Aggressive Trust PS Series II	1,049,923	627,186
Lifestyle Balanced MVP Series I	60,749,155	90,844,432
Lifestyle Balanced MVP Series II	667,441,233	1,149,472,167
Lifestyle Balanced MVP Series NAV	13,699	1,135
Lifestyle Balanced Trust PS Series I	6,706,597	3,318,764
Lifestyle Balanced Trust PS Series II	137,581,732	90,019,941
Lifestyle Conservative MVP Series I	18,919,641	29,702,161
Lifestyle Conservative MVP Series II	162,780,299	283,179,402
Lifestyle Conservative Trust PS Series I	2,912,755	2,018,239
Lifestyle Conservative Trust PS Series II	40,740,085	31,377,240
Lifestyle Growth MVP Series I	19,100,357	88,362,133
Lifestyle Growth MVP Series II	223,798,009	1,588,288,180
Lifestyle Growth MVP Series NAV	15,307	8,152
Lifestyle Growth Trust PS Series I	10,369,748	5,654,225
Lifestyle Growth Trust PS Series II	387,382,399	230,250,668
Lifestyle Moderate MVP Series I	26,410,119	37,626,555
Lifestyle Moderate MVP Series II	261,941,480	376,775,814
Lifestyle Moderate Trust PS Series I	2,553,097	1,080,512
Lifestyle Moderate Trust PS Series II	44,805,882	33,964,700
Mid Cap Index Trust Series I	6,576,967	6,390,478
Mid Cap Index Trust Series II	10,153,854	10,975,303
Mid Cap Stock Trust Series I	34,629,498	25,688,375
Mid Cap Stock Trust Series II	26,279,899	17,713,704
Mid Value Trust Series I	12,016,960	10,877,828
Mid Value Trust Series II	11,928,409	13,758,348
Money Market Trust B Series NAV	49,483	2,137,078
Money Market Trust Series I	1,248,702	13,444,883
Money Market Trust Series II	703,761	57,403,060
Mutual Shares Trust Series I	26,807,916	26,626,602
PIMCO All Asset (a)	1,540,290	6,876,389
Real Estate Securities Trust Series I	3,507,526	13,227,538
Real Estate Securities Trust Series II	8,389,687	19,279,608
Real Return Bond Trust Series II	2,895,189	7,536,888

(a)	Sub-account that invests in non-affiliated Trust.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
Science & Technology Trust Series I	$20,248,152	$18,143,977
Science & Technology Trust Series II	12,575,766	12,347,488
Short Term Government Income Trust Series I	6,545,395	11,561,239
Short Term Government Income Trust Series II	11,294,269	14,355,780
Small Cap Growth Trust Series I	163,496	48,409
Small Cap Growth Trust Series II	15,501,522	8,469,225
Small Cap Index Trust Series I	2,185,004	3,219,774
Small Cap Index Trust Series II	4,523,944	9,346,444
Small Cap Opportunities Trust Series I	3,097,673	8,707,618
Small Cap Opportunities Trust Series II	4,143,291	7,915,896
Small Cap Value Trust Series I	124,162	47,905
Small Cap Value Trust Series II	11,476,497	11,880,160
Small Company Value Trust Series I	7,960,943	7,857,120
Small Company Value Trust Series II	9,449,701	9,349,636
Strategic Income Opportunities Trust Series I	3,167,714	7,966,417
Strategic Income Opportunities Trust Series II	5,609,006	10,170,269
Total Bond Market Trust B Series II	29,257,455	27,443,247
Total Bond Market Trust B Series NAV	8,678,023	20,592,819
Total Return Trust Series I (b)	20,882,373	123,931,186
Total Return Trust Series II (b)	23,997,093	142,676,403
Total Stock Market Index Trust Series I	1,576,515	8,027,131
Total Stock Market Index Trust Series II	2,999,022	6,483,680
U.S. Equity Trust Series I	2,401,990	14,999,759
U.S. Equity Trust Series II	240,213	1,506,110
Ultra Short Term Bond Trust Series I	17,317,612	16,741,556
Ultra Short Term Bond Trust Series II	308,070,784	283,242,472
Utilities Trust Series I	2,895,593	4,211,969
Utilities Trust Series II	3,076,162	5,296,604
Value Opportunities (a)	290,521	466,409
Value Trust Series I	14,380,429	14,166,278
Value Trust Series II	5,975,663	5,982,610

(a)	Sub-account that invests in non-affiliated Trust.
(b)	Terminated as an investment option and funds transferred to Core Bond Trust on April 27, 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
500 Index Fund B Series I	2015	2,528	$18.88 to $18.04	$46,424	1.90% to 0.45%	1.60%	0.65% to -0.80%
	2014	2,793	18.76 to 18.18	51,298	1.90 to 0.45	1.48	12.82 to 11.20
	2013	3,220	16.63 to 16.35	52,973	1.90 to 0.45	1.81	31.43 to 29.54
	2012	3,285	12.65 to 12.62	41,546	1.90 to 0.45	3.62	1.22 to 0.98

500 Index Fund B Series II	2015	2,354	18.76 to 17.84	42,522	2.05 to 0.45	1.44	0.41 to -1.19
	2014	2,469	18.69 to 18.05	44,963	2.05 to 0.45	1.37	12.65 to 10.86
	2013	2,575	16.59 to 16.28	42,129	2.05 to 0.45	1.53	31.10 to 29.02
	2012	3,010	12.65 to 12.62	38,016	2.05 to 0.45	2.63	1.22 to 0.96

500 Index Fund B Series NAV	2015	11,198	18.71 to 16.86	206,755	2.05 to 0.80	1.68	0.35 to -0.90
	2014	12,772	18.64 to 17.01	235,562	2.05 to 0.80	1.55	12.52 to 11.13
	2013	15,238	16.57 to 15.31	250,125	2.05 to 0.80	1.77	29.35 to 25.36
	2012	17,844	12.65 to 11.83	223,963	2.05 to 0.80	2.09	13.44 to 1.20
	2011	4,147	10.75 to 10.43	44,281	2.05 to 1.40	1.71	0.45 to -0.20

Active Bond Trust Series I	2015	1,808	20.81 to 17.83	33,841	1.90 to 0.45	4.84	-0.28 to -1.72
	2014	2,024	20.87 to 18.14	38,345	1.90 to 0.45	3.66	6.33 to 4.80
	2013	2,205	19.63 to 17.31	39,729	1.90 to 0.45	5.46	-0.21 to -1.64
	2012	2,611	19.67 to 17.59	47,609	1.90 to 0.45	3.93	9.21 to 7.63
	2011	3,128	18.01 to 16.35	52,724	1.90 to 0.45	5.04	5.33 to 3.82

Active Bond Trust Series II	2015	8,870	18.40 to 17.16	159,363	2.05 to 1.40	4.57	-1.53 to -2.16
	2014	10,252	20.48 to 17.54	187,365	2.05 to 0.45	3.31	6.11 to 4.43
	2013	12,635	19.30 to 16.80	220,187	2.05 to 0.45	5.40	-0.40 to -1.98
	2012	13,607	19.38 to 17.14	240,885	2.05 to 0.45	3.76	8.98 to 7.25
	2011	15,698	17.78 to 15.98	258,088	2.05 to 0.45	4.62	5.22 to 3.56

All Cap Core Trust Series I	2015	1,450	22.46 to 20.43	37,635	1.90 to 0.45	0.91	2.13 to 0.66
	2014	1,689	21.99 to 20.30	43,007	1.90 to 0.45	0.93	9.15 to 7.58
	2013	1,966	20.14 to 18.87	46,248	1.90 to 0.45	1.23	33.72 to 31.80
	2012	2,321	15.06 to 14.32	40,948	1.90 to 0.45	1.10	16.04 to 14.36
	2011	2,644	12.98 to 12.52	40,581	1.90 to 0.45	0.96	-0.04 to -1.48

All Cap Core Trust Series II	2015	227	26.92 to 26.08	5,700	2.05 to 1.40	0.76	0.94 to 0.28
	2014	223	29.14 to 26.85	5,517	2.05 to 0.45	0.73	8.97 to 7.24
	2013	311	26.74 to 25.04	7,210	2.05 to 0.45	1.00	33.44 to 31.33
	2012	390	20.04 to 19.06	6,861	2.05 to 0.45	0.91	15.85 to 14.00
	2011	434	17.30 to 16.72	6,662	2.05 to 0.45	0.79	-0.31 to -1.89

American Asset Allocation Trust Series I	2015	6,939	18.04 to 15.91	115,278	1.90 to 0.45	1.99	0.60 to -0.84
	2014	7,721	17.93 to 16.04	128,606	1.90 to 0.45	1.44	4.57 to 3.07
	2013	8,752	17.15 to 15.57	140,673	1.90 to 0.45	1.04	22.74 to 20.98
	2012	9,905	13.97 to 12.87	130,969	1.90 to 0.45	1.49	15.24 to 13.57
	2011	11,512	12.12 to 11.33	133,210	1.90 to 0.45	1.39	0.46 to -0.98

American Asset Allocation Trust Series II	2015	67,055	15.97 to 15.55	1,082,182	2.05 to 1.00	1.83	-0.09 to -1.14
	2014	74,549	17.78 to 15.72	1,220,137	2.05 to 0.45	1.31	4.42 to 2.76
	2013	83,070	17.03 to 15.30	1,320,706	2.05 to 0.45	0.91	22.58 to 20.63
	2012	91,998	13.89 to 12.68	1,205,239	2.05 to 0.45	1.39	14.97 to 13.14
	2011	102,406	12.08 to 11.21	1,178,706	2.05 to 0.45	1.29	0.40 to -1.19

American Asset Allocation Trust Series III	2015	7,351	18.93 to 17.85	138,210	1.55 to 0.80	2.33	0.53 to -0.22
	2014	8,313	18.83 to 17.89	155,631	1.55 to 0.80	1.73	4.56 to 3.78
	2013	9,650	18.01 to 17.23	172,982	1.55 to 0.80	1.38	21.89 to 18.85
	2012	10,675	14.67 to 14.14	155,962	1.55 to 0.80	1.89	15.23 to 14.36
	2011	11,486	12.73 to 12.36	145,763	1.55 to 0.80	1.82	0.47 to -0.28

American Global Growth Trust Series II	2015	10,462	17.23 to 16.59	179,743	2.05 to 1.00	1.40	5.44 to 4.33
	2014	11,451	17.98 to 15.90	187,957	2.05 to 0.45	0.63	1.36 to -0.25
	2013	13,049	17.73 to 15.94	215,498	2.05 to 0.45	0.78	27.85 to 25.82
	2012	11,741	13.87 to 12.67	153,231	2.05 to 0.45	0.33	21.45 to 19.51
	2011	13,481	11.42 to 10.60	146,410	2.05 to 0.45	0.73	-9.81 to -11.24

American Global Growth Trust Series III	2015	1,603	19.82 to 18.68	31,462	1.55 to 0.80	1.86	6.17 to 5.37
	2014	1,928	18.67 to 17.73	35,706	1.55 to 0.80	1.09	1.50 to 0.74
	2013	2,179	18.40 to 17.60	39,832	1.55 to 0.80	1.59	27.13 to 25.28
	2012	280	14.36 to 13.84	3,989	1.55 to 0.80	0.80	21.51 to 20.59
	2011	293	11.82 to 11.48	3,433	1.55 to 0.80	1.35	-9.64 to -10.32

American Growth Trust Series II	2015	22,432	34.94 to 28.53	615,541	2.05 to 0.45	0.09	5.87 to 4.19
	2014	26,775	33.00 to 27.38	700,997	2.05 to 0.45	0.64	7.48 to 5.77
	2013	32,226	30.71 to 25.89	799,945	2.05 to 0.45	0.37	28.90 to 26.85
	2012	40,001	23.82 to 20.41	785,486	2.05 to 0.45	0.25	16.70 to 14.84
	2011	47,556	20.41 to 17.77	813,415	2.05 to 0.45	0.08	-5.22 to -6.72

American Growth Trust Series III	2015	4,752	19.89 to 18.75	93,651	1.55 to 0.80	0.58	6.02 to 5.22
	2014	5,690	18.76 to 17.82	105,950	1.55 to 0.80	1.10	7.61 to 6.81
	2013	6,694	17.43 to 16.68	116,006	1.55 to 0.80	0.84	28.07 to 25.57
	2012	7,849	13.51 to 13.02	105,547	1.55 to 0.80	0.74	16.94 to 16.06

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
American Growth Trust Series III	2011	8,503	$11.55 to $11.22	$97,874	1.55% to 0.80%	0.64%	-5.06% to -5.76%

American Growth-Income Trust Series I	2015	4,390	31.02 to 25.81	119,693	1.90 to 0.45	1.27	0.66 to -0.79
	2014	5,064	30.82 to 26.02	138,554	1.90 to 0.45	0.86	9.76 to 8.18
	2013	5,907	28.08 to 24.05	148,730	1.90 to 0.45	0.96	32.42 to 30.51
	2012	6,896	21.20 to 18.43	132,453	1.90 to 0.45	1.34	16.63 to 14.94
	2011	7,269	18.18 to 16.03	120,909	1.90 to 0.45	1.07	-2.53 to -3.93

American Growth-Income Trust Series II	2015	22,083	30.71 to 25.08	541,100	2.05 to 0.45	1.13	0.51 to -1.08
	2014	25,595	30.56 to 25.35	631,381	2.05 to 0.45	0.70	9.62 to 7.88
	2013	31,322	27.87 to 23.50	718,673	2.05 to 0.45	0.79	32.24 to 30.14
	2012	39,801	21.08 to 18.06	703,311	2.05 to 0.45	1.13	16.42 to 14.56
	2011	43,877	18.11 to 15.76	673,246	2.05 to 0.45	1.00	-2.68 to -4.23

American Growth-Income Trust Series III	2015	11,058	19.93 to 18.78	218,366	1.55 to 0.80	1.66	0.66 to -0.10
	2014	12,768	19.80 to 18.80	250,887	1.55 to 0.80	1.16	9.75 to 8.93
	2013	15,357	18.04 to 17.26	275,374	1.55 to 0.80	1.26	31.45 to 27.90
	2012	18,879	13.62 to 13.13	255,913	1.55 to 0.80	3.75	16.57 to 15.69
	2011	6,505	11.68 to 11.35	75,720	1.55 to 0.80	1.56	-2.53 to -3.26

American International Trust Series II	2015	15,090	25.46 to 13.78	347,869	2.05 to 1.00	0.94	-5.92 to -6.91
	2014	16,756	32.96 to 27.35	413,221	2.05 to 0.45	0.81	-3.58 to -5.11
	2013	18,938	34.18 to 28.82	492,157	2.05 to 0.45	0.77	20.44 to 18.53
	2012	22,634	28.38 to 24.31	497,660	2.05 to 0.45	0.90	16.73 to 14.87
	2011	26,582	24.31 to 21.17	510,240	2.05 to 0.45	1.22	-14.76 to -16.11

American International Trust Series III	2015	3,173	13.47 to 12.70	42,336	1.55 to 0.80	1.43	-5.30 to -6.01
	2014	3,497	14.23 to 13.51	49,357	1.55 to 0.80	1.30	-3.44 to -4.16
	2013	3,743	14.73 to 14.10	54,799	1.55 to 0.80	1.27	19.71 to 18.61
	2012	4,154	12.21 to 11.77	50,475	1.55 to 0.80	1.44	17.00 to 16.12
	2011	4,312	10.44 to 10.14	44,827	1.55 to 0.80	2.19	-14.73 to -15.37

American New World Trust Series II	2015	3,133	14.19 to 12.35	39,928	2.05 to 0.45	1.34	-4.16 to -5.68
	2014	3,510	14.81 to 13.10	47,465	2.05 to 0.45	0.61	-8.78 to -10.23
	2013	3,887	16.23 to 14.59	58,758	2.05 to 0.45	0.76	10.24 to 8.49
	2012	4,498	14.72 to 13.44	62,292	2.05 to 0.45	0.44	16.59 to 14.73
	2011	5,024	12.63 to 11.72	60,330	2.05 to 0.45	1.04	-14.79 to -16.14

American New World Trust Series III	2015	115	13.11 to 12.36	1,485	1.55 to 0.80	1.85	-4.02 to -4.73
	2014	134	13.66 to 12.97	1,800	1.55 to 0.80	1.15	-8.68 to -9.37
	2013	144	14.96 to 14.31	2,122	1.55 to 0.80	1.10	10.47 to 9.65
	2012	190	13.54 to 13.05	2,546	1.55 to 0.80	0.85	16.77 to 15.89
	2011	228	11.60 to 11.26	2,628	1.55 to 0.80	1.75	-14.71 to -15.34

Basic Value Focus (e)	2015	154	42.93 to 21.39	5,468	1.80 to 1.40	1.32	-7.38 to -7.75
	2014	164	46.35 to 23.29	6,235	1.90 to 1.40	1.21	8.23 to 7.69
	2013	190	42.83 to 21.63	6,716	1.90 to 1.40	1.19	35.94 to 35.26
	2012	235	31.51 to 15.99	6,058	1.90 to 1.40	1.51	12.30 to 11.73
	2011	281	28.06 to 14.31	6,462	1.90 to 1.40	1.41	-3.99 to -4.47

Blue Chip Growth Trust Series I	2015	5,839	35.13 to 25.36	236,562	1.90 to 0.45	0.00	10.56 to 8.97
	2014	6,547	31.77 to 23.27	241,041	1.90 to 0.45	0.00	8.58 to 7.02
	2013	7,738	29.26 to 21.75	264,250	1.90 to 0.45	0.27	40.69 to 38.67
	2012	8,904	20.80 to 15.68	217,180	1.90 to 0.45	0.09	17.78 to 16.08
	2011	10,365	17.66 to 13.51	215,783	1.90 to 0.45	0.01	0.99 to -0.47

Blue Chip Growth Trust Series II	2015	4,254	31.28 to 20.82	119,386	2.05 to 1.00	0.00	9.73 to 8.58
	2014	4,482	30.88 to 28.81	115,624	2.05 to 0.45	0.00	8.39 to 6.67
	2013	5,432	28.49 to 27.01	131,638	2.05 to 0.45	0.11	40.40 to 38.17
	2012	6,083	20.29 to 19.55	106,689	2.05 to 0.45	0.00	17.56 to 15.68
	2011	7,061	17.26 to 16.90	106,722	2.05 to 0.45	0.00	0.79 to -0.81

Bond PS Series II	2014	0	13.33 to 12.96	0	2.00 to 0.80	7.15	3.87 to 2.81
	2013	19	12.84 to 12.61	245	2.00 to 0.80	2.78	-2.50 to -3.67
	2012	22	13.17 to 13.09	284	2.00 to 0.80	1.23	4.82 to 3.56
	2011	176	12.64 to 12.56	2,232	2.00 to 0.80	2.49	1.11 to 0.50

Bond Trust Series I	2015	14,570	13.52 to 13.10	196,023	1.55 to 0.80	2.77	-0.55 to -1.30
	2014	16,632	13.59 to 13.27	225,311	1.55 to 0.80	2.53	4.69 to 3.91
	2013	19,048	12.98 to 12.77	246,784	1.55 to 0.80	2.92	-2.24 to -2.88
	2012	18,222	13.27 to 13.15	241,510	1.55 to 0.80	2.77	5.48 to 4.69
	2011	18,061	12.58 to 12.56	227,156	1.55 to 0.80	14.59	0.64 to 0.51

Bond Trust Series II	2015	34,819	12.73 to 12.44	446,363	2.05 to 0.80	2.65	-0.75 to -1.99
	2014	37,161	13.66 to 12.98	484,137	2.05 to 0.45	2.34	4.93 to 3.26
	2013	43,168	13.02 to 12.57	546,691	2.05 to 0.45	2.69	-2.07 to -3.63
	2012	42,148	13.29 to 13.05	553,118	2.05 to 0.45	2.52	5.64 to 3.96
	2011	44,532	12.58 to 12.55	559,347	2.05 to 0.45	13.46	0.67 to 0.40

Capital Appreciation Trust Series I	2015	7,856	22.61 to 20.80	142,010	1.90 to 0.45	0.00	10.96 to 9.36
	2014	8,922	20.67 to 18.74	146,789	1.90 to 0.45	0.05	9.16 to 7.59
	2013	10,222	19.21 to 17.17	155,768	1.90 to 0.45	0.24	36.79 to 34.83
	2012	12,110	14.25 to 12.55	136,224	1.90 to 0.45	0.15	15.46 to 13.79
	2011	14,255	12.53 to 10.87	140,336	1.90 to 0.45	0.07	-0.37 to -1.80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Capital Appreciation Trust Series II	2015		2,332	$31.39 to $20.53	$61,537	2.05% to 1.00%	0.00%	10.06% to 8.91%
	2014		2,665	28.83 to 28.69	64,337	2.05 to 0.45	0.00	8.98 to 7.25
	2013		3,045	26.88 to 26.32	68,555	2.05 to 0.45	0.21	36.48 to 34.32
	2012		3,741	20.01 to 19.29	62,559	2.05 to 0.45	0.06	15.32 to 13.48
	2011		4,312	17.63 to 16.72	63,258	2.05 to 0.45	0.03	-0.62 to -2.19

Capital Appreciation Value Trust Series II	2015		14,890	19.53 to 17.60	293,194	2.05 to 1.00	0.89	4.05 to 2.97
	2014		15,683	21.06 to 18.97	308,166	2.05 to 0.45	1.19	11.54 to 9.77
	2013		17,243	18.88 to 17.28	307,584	2.05 to 0.45	1.03	21.39 to 19.46
	2012		19,198	15.56 to 14.47	285,352	2.05 to 0.45	1.24	13.98 to 12.16
	2011		21,275	13.65 to 12.90	280,113	2.05 to 0.45	1.15	2.41 to 0.79

Core Bond Trust Series I	2015	(f)	6,088	18.95 to 16.24	101,222	1.90 to 0.45	2.33	-2.01 to -2.98

Core Bond Trust Series II	2015		7,077	15.96 to 12.19	113,078	2.05 to 1.00	2.00	-1.92 to -2.50
	2014		400	18.99 to 16.27	6,846	2.05 to 0.45	2.58	5.26 to 3.59
	2013		465	18.05 to 15.71	7,605	2.05 to 0.45	1.67	-2.79 to -4.34
	2012		638	18.56 to 16.42	10,874	2.05 to 0.45	2.42	5.79 to 4.10
	2011		766	17.55 to 15.77	12,492	2.05 to 0.45	3.17	7.55 to 5.85

Core Strategy Trust Series I	2015		8,439	14.27 to 13.98	120,050	1.55 to 0.80	2.17	-0.90 to -1.64
	2014		9,263	14.40 to 14.22	133,129	1.55 to 0.80	2.32	5.26 to 4.48
	2013		10,218	13.68 to 13.61	139,653	1.55 to 0.80	8.51	9.41 to 8.86

Core Strategy Trust Series II	2015		181,999	17.99 to 14.36	3,154,380	2.10 to 0.35	1.98	-0.72 to -2.45
	2014		190,433	18.44 to 14.47	3,409,588	2.10 to 0.35	2.20	5.54 to 3.71
	2013		205,775	17.78 to 13.71	3,544,521	2.10 to 0.35	1.49	16.56 to 9.66
	2012		42,857	15.93 to 15.25	632,257	2.10 to 0.45	2.51	11.77 to 9.93
	2011		44,896	14.25 to 13.88	598,758	2.10 to 0.45	1.96	-0.44 to -2.07

Core Strategy Trust Series NAV	2015		370	21.34 to 15.48	7,114	1.60 to 1.20	2.15	-1.25 to -1.64
	2014		423	21.61 to 15.74	8,160	1.60 to 1.20	2.11	4.88 to 4.46
	2013		577	20.60 to 15.07	10,740	1.60 to 1.20	0.68	17.86 to 17.39
	2012		601	17.48 to 12.83	9,322	1.60 to 1.20	2.90	11.23 to 2.67
	2011		408	15.72 to 15.72	6,412	1.20 to 1.20	2.20	-1.01 to -1.01

DWS Equity 500 Index (e)	2015		421	32.50 to 25.40	13,229	2.05 to 1.40	1.28	-0.64 to -1.29
	2014		472	32.71 to 25.73	14,976	2.05 to 1.40	1.52	11.43 to 10.71
	2013		548	29.35 to 23.24	15,603	2.05 to 1.40	1.44	29.61 to 28.77
	2012		637	22.65 to 18.05	14,069	2.05 to 1.40	1.35	13.65 to 12.91
	2011		710	19.93 to 15.98	13,837	2.05 to 1.40	1.31	0.02 to -0.63

Equity-Income Trust Series I	2015		4,831	30.48 to 20.90	188,429	1.90 to 0.45	1.85	-7.17 to -8.50
	2014		5,549	32.83 to 22.84	234,874	1.90 to 0.45	1.77	6.99 to 5.45
	2013		6,433	30.69 to 21.66	257,077	1.90 to 0.45	1.86	29.46 to 27.60
	2012		7,402	23.71 to 16.98	229,408	1.90 to 0.45	2.01	16.83 to 15.14
	2011		8,654	20.29 to 14.74	230,737	1.90 to 0.45	1.72	-1.25 to -2.67

Equity-Income Trust Series II	2015		5,626	25.00 to 23.60	118,166	2.05 to 0.45	1.67	-7.33 to -8.80
	2014		6,397	26.98 to 25.87	146,804	2.05 to 0.45	1.56	6.75 to 5.06
	2013		7,614	25.28 to 24.63	166,191	2.05 to 0.45	1.69	29.16 to 27.11
	2012		8,601	19.57 to 19.37	147,658	2.05 to 0.45	1.82	16.65 to 14.79
	2011		10,066	16.88 to 16.78	149,902	2.05 to 0.45	1.60	-1.46 to -3.02

Financial Industries Trust Series I	2015		543	18.75 to 17.90	10,015	1.90 to 1.40	0.99	-4.00 to -4.48
	2014		583	22.24 to 18.74	11,204	1.90 to 0.45	0.69	8.16 to 6.60
	2013		680	20.56 to 17.58	12,225	1.90 to 0.45	0.61	30.17 to 28.30
	2012		752	15.80 to 13.71	10,491	1.90 to 0.45	0.77	17.52 to 15.82
	2011		891	13.44 to 11.83	10,689	1.90 to 0.45	1.50	-9.92 to -11.21

Financial Industries Trust Series II	2015		840	21.50 to 17.00	16,184	2.05 to 1.00	0.71	-3.85 to -4.85
	2014		933	23.61 to 22.60	18,786	2.05 to 0.45	0.50	7.93 to 6.22
	2013		1,195	21.87 to 21.27	22,429	2.05 to 0.45	0.44	29.90 to 27.84
	2012		1,292	16.84 to 16.64	18,856	2.05 to 0.45	0.58	17.29 to 15.42
	2011		1,537	14.42 to 14.36	19,380	2.05 to 0.45	1.33	-10.07 to -11.49

Franklin Templeton Founding Allocation Trust Series I	2015		2,348	16.54 to 15.59	38,440	1.55 to 0.80	2.65	-6.55 to -7.25
	2014		2,563	17.70 to 16.81	44,969	1.55 to 0.80	2.87	2.19 to 1.42
	2013		3,008	17.32 to 16.57	51,742	1.55 to 0.80	2.37	22.52 to 19.68
	2012		3,312	14.03 to 13.52	46,220	1.55 to 0.80	3.03	15.33 to 14.46
	2011		3,582	12.17 to 11.82	43,411	1.55 to 0.80	2.93	-2.19 to -2.92

Franklin Templeton Founding Allocation Trust Series II	2015		64,511	25.57 to 12.96	896,093	2.05 to 0.35	2.42	-6.32 to -7.90
	2014		73,304	27.29 to 14.07	1,087,385	2.05 to 0.35	2.77	2.45 to 0.72
	2013		83,733	26.64 to 13.96	1,212,833	2.05 to 0.35	2.15	23.84 to 21.75
	2012		93,099	21.51 to 11.47	1,100,917	2.05 to 0.35	2.79	15.62 to 13.66
	2011		103,682	18.61 to 10.09	1,072,795	2.05 to 0.35	2.61	-2.05 to -3.70

Fundamental All Cap Core Trust Series II	2015		1,546	30.99 to 28.54	46,759	2.05 to 1.40	0.00	2.39 to 1.73
	2014		1,758	33.82 to 28.06	52,081	2.05 to 0.45	0.21	9.06 to 7.33
	2013		2,199	31.01 to 26.14	60,517	2.05 to 0.45	0.71	34.94 to 32.80
	2012		2,867	22.98 to 19.69	59,159	2.05 to 0.45	0.57	22.75 to 20.79
	2011		3,148	18.72 to 16.30	53,548	2.05 to 0.45	0.83	-2.73 to -4.27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Fundamental Large Cap Value Trust Series I	2015	10,281	$26.13 to $22.06	$236,820	1.90% to 0.45%	0.96%	-1.55% to -2.97%
	2014	11,918	26.54 to 22.73	281,433	1.90 to 0.45	2.37	10.12 to 8.53
	2013	1,198	24.10 to 20.95	24,838	1.90 to 0.45	0.00	2.78 to 2.68

Fundamental Large Cap Value Trust Series II	2015	9,295	21.59 to 12.26	192,421	2.05 to 1.00	0.77	-2.28 to -3.30
	2014	10,925	26.48 to 22.32	234,103	2.05 to 0.45	1.36	9.91 to 8.16
	2013	1,686	24.09 to 20.64	36,342	2.05 to 0.45	0.89	31.51 to 29.43
	2012	862	18.32 to 15.95	14,355	2.05 to 0.45	1.07	23.67 to 21.70
	2011	791	14.81 to 13.10	10,772	2.05 to 0.45	0.77	1.18 to -0.43

Fundamental Value Trust Series I	2014	0	24.54 to 21.00	0	1.90 to 0.45	1.83	6.59 to 5.28
	2013	14,209	23.02 to 19.95	287,534	1.90 to 0.45	1.25	32.92 to 31.01
	2012	16,631	17.32 to 15.23	255,769	1.90 to 0.45	0.88	12.87 to 11.24
	2011	19,834	15.34 to 13.69	272,913	1.90 to 0.45	0.76	-4.21 to -5.59

Fundamental Value Trust Series II	2014	0	26.11 to 24.60	0	2.05 to 0.45	1.59	6.40 to 4.96
	2013	11,329	24.54 to 23.43	235,907	2.05 to 0.45	1.05	32.60 to 30.50
	2012	14,454	18.50 to 17.96	229,708	2.05 to 0.45	0.71	12.67 to 10.87
	2011	16,833	16.42 to 16.20	240,692	2.05 to 0.45	0.60	-4.42 to -5.93

Global Allocation (e)	2015	37	23.17 to 18.42	689	1.75 to 1.40	0.95	-2.25 to -2.59
	2014	40	31.47 to 18.85	766	1.90 to 1.40	2.01	0.55 to 0.05
	2013	44	31.45 to 18.74	848	1.90 to 1.40	1.07	12.96 to 12.40
	2012	45	27.98 to 16.59	763	1.90 to 1.40	1.38	8.60 to 8.06
	2011	52	25.90 to 15.28	816	1.90 to 1.40	1.83	-4.97 to -5.44

Global Bond Trust Series I	2015	1,173	21.18 to 14.97	32,986	1.90 to 0.80	2.51	-4.27 to -5.32
	2014	1,394	26.09 to 22.37	40,723	1.90 to 0.45	0.88	1.82 to 0.36
	2013	1,667	25.62 to 22.29	47,955	1.90 to 0.45	0.43	-5.84 to -7.20
	2012	1,983	27.21 to 24.02	61,078	1.90 to 0.45	7.02	6.55 to 5.00
	2011	2,268	25.54 to 22.88	66,430	1.90 to 0.45	6.23	8.59 to 7.03

Global Bond Trust Series II	2015	4,374	16.13 to 11.13	79,194	2.05 to 1.00	2.52	-4.69 to -5.68
	2014	5,231	25.13 to 17.11	101,854	2.05 to 0.45	0.73	1.67 to 0.06
	2013	6,165	24.72 to 17.10	123,634	2.05 to 0.45	0.24	-6.09 to -7.58
	2012	6,626	26.32 to 18.50	148,540	2.05 to 0.45	7.00	6.33 to 4.63
	2011	7,393	24.75 to 17.68	158,254	2.05 to 0.45	6.05	8.36 to 6.65

Global Trust Series I	2015	5,315	20.45 to 16.26	120,663	1.90 to 0.45	1.87	-6.84 to -8.18
	2014	5,984	21.96 to 17.71	148,671	1.90 to 0.45	2.05	-3.04 to -4.43
	2013	5,915	22.64 to 18.53	150,907	1.90 to 0.45	1.47	30.50 to 28.62
	2012	6,898	17.35 to 14.41	134,571	1.90 to 0.45	2.11	21.20 to 19.44
	2011	7,965	14.32 to 12.06	129,704	1.90 to 0.45	1.98	-6.42 to -7.76

Global Trust Series II	2015	2,175	20.84 to 11.46	39,571	2.05 to 1.00	1.64	-7.54 to -8.51
	2014	2,679	23.76 to 22.78	52,928	2.05 to 0.45	3.12	-3.24 to -4.78
	2013	1,309	24.55 to 23.92	28,237	2.05 to 0.45	1.28	30.25 to 28.18
	2012	1,516	18.85 to 18.66	25,430	2.05 to 0.45	1.90	20.96 to 19.03
	2011	1,747	15.68 to 15.59	24,513	2.05 to 0.45	1.77	-6.64 to -8.12

Health Sciences Trust Series I	2015	1,125	72.84 to 58.05	70,280	1.90 to 0.45	0.00	12.19 to 10.57
	2014	1,197	64.93 to 52.50	67,382	1.90 to 0.45	0.00	31.24 to 29.35
	2013	1,331	49.47 to 40.58	57,701	1.90 to 0.45	0.00	50.40 to 48.23
	2012	1,425	32.89 to 27.38	41,483	1.90 to 0.45	0.00	31.36 to 29.46
	2011	1,642	25.04 to 21.15	36,661	1.90 to 0.45	0.00	10.07 to 8.49

Health Sciences Trust Series II	2015	1,420	66.36 to 27.21	86,054	2.05 to 1.00	0.00	11.38 to 10.21
	2014	1,602	69.34 to 60.21	88,687	2.05 to 0.45	0.00	30.95 to 28.88
	2013	1,795	52.95 to 46.72	78,495	2.05 to 0.45	0.00	50.11 to 47.73
	2012	1,938	35.27 to 31.62	57,932	2.05 to 0.45	0.00	31.06 to 28.97
	2011	2,175	26.91 to 24.52	50,178	2.05 to 0.45	0.00	9.90 to 8.16

High Yield Trust Series I	2015	4,437	23.28 to 20.36	66,200	1.90 to 0.45	7.09	-8.73 to -10.05
	2014	4,996	25.51 to 22.64	84,031	1.90 to 0.45	6.24	-0.34 to -1.77
	2013	5,682	25.60 to 23.05	98,605	1.90 to 0.45	7.77	8.04 to 6.48
	2012	2,307	23.69 to 21.64	52,828	1.90 to 0.45	7.28	18.46 to 16.74
	2011	2,754	20.00 to 18.54	53,477	1.90 to 0.45	8.36	0.45 to -1.00

High Yield Trust Series II	2015	3,361	20.05 to 12.12	62,634	2.05 to 1.00	6.71	-9.46 to -10.40
	2014	3,759	28.37 to 22.37	81,512	2.05 to 0.45	5.67	-0.69 to -2.27
	2013	4,539	28.57 to 22.89	106,280	2.05 to 0.45	6.98	7.87 to 6.16
	2012	3,305	26.48 to 21.57	75,110	2.05 to 0.45	7.15	18.34 to 16.45
	2011	3,822	22.38 to 18.52	74,295	2.05 to 0.45	7.43	0.22 to -1.37

International Core Trust Series I	2015	1,177	17.19 to 15.50	18,601	1.90 to 0.45	2.71	-5.88 to -7.23
	2014	1,371	18.27 to 16.71	23,157	1.90 to 0.45	3.42	-7.12 to -8.45
	2013	1,507	19.67 to 18.25	27,639	1.90 to 0.45	2.75	24.43 to 22.64
	2012	1,705	15.80 to 14.88	25,322	1.90 to 0.45	2.79	14.53 to 12.87
	2011	2,030	13.80 to 13.18	26,507	1.90 to 0.45	2.17	-9.98 to -11.28

International Core Trust Series II	2015	868	21.21 to 13.73	14,544	2.05 to 1.00	2.64	-6.56 to -7.54
	2014	869	22.94 to 21.24	15,720	2.05 to 0.45	3.01	-7.33 to -8.80
	2013	1,069	25.15 to 22.92	20,858	2.05 to 0.45	2.56	24.22 to 22.25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
International Core Trust Series II	2012		1,164	$20.58 to $ 18.45	$18,648	2.05% to 0.45%	2.50%	14.31% to 12.48%
	2011		1,466	18.29 to 16.14	20,647	2.05 to 0.45	1.98	-10.20 to -11.63

International Equity Index Trust B Series I	2015		1,124	13.03 to 12.83	14,658	1.90 to 1.40	2.21	-7.22 to -7.69
	2014		1,294	14.34 to 13.90	18,203	1.90 to 0.45	2.94	-5.04 to -6.41
	2013		1,431	15.10 to 14.85	21,397	1.90 to 0.45	2.38	14.04 to 12.40
	2012		1,641	13.24 to 13.21	21,733	1.90 to 0.45	6.85	5.94 to 5.69

International Equity Index Trust B Series II	2015		1,008	13.35 to 12.69	12,971	2.05 to 0.45	1.94	-6.53 to -8.02
	2014		1,298	14.28 to 13.79	18,095	2.05 to 0.45	2.66	-5.23 to -6.73
	2013		1,531	15.07 to 14.79	22,765	2.05 to 0.45	2.14	13.81 to 12.01
	2012		1,860	13.24 to 13.20	24,581	2.05 to 0.45	5.74	5.91 to 5.63

International Equity Index Trust B Series NAV	2015		1,117	10.56 to 9.99	11,604	2.05 to 1.40	2.32	-7.11 to -7.72
	2014		1,264	11.37 to 10.83	14,176	2.05 to 1.40	2.88	-5.90 to -6.51
	2013		1,535	12.08 to 11.58	18,356	2.05 to 1.40	2.36	12.95 to 12.21
	2012		1,808	10.69 to 10.32	19,183	2.05 to 1.40	1.22	16.12 to 15.36
	2011		2,029	9.21 to 8.95	18,586	2.05 to 1.40	3.35	-15.18 to -15.73

International Growth Stock Trust Series II	2015		1,203	14.30 to 14.12	17,315	2.05 to 1.00	1.56	-3.50 to -4.51
	2014		1,250	15.31 to 14.79	18,761	2.05 to 0.45	1.58	-0.45 to -2.03
	2013		1,347	15.38 to 15.10	20,531	2.05 to 0.45	0.98	18.33 to 16.46
	2012		1,565	13.00 to 12.96	20,386	2.05 to 0.45	3.02	3.98 to 3.71

International Small Company Trust Series I	2015		1,458	18.35 to 16.79	25,204	1.90 to 0.45	1.77	6.07 to 4.54
	2014		1,633	17.30 to 16.06	26,890	1.90 to 0.45	1.33	-7.31 to -8.65
	2013		1,854	18.67 to 17.58	33,239	1.90 to 0.45	1.77	25.77 to 23.96
	2012		2,107	14.84 to 14.18	30,334	1.90 to 0.45	1.25	18.65 to 16.93
	2011		2,492	12.51 to 12.13	30,514	1.90 to 0.45	1.50	-16.60 to -17.80

International Small Company Trust Series II	2015		988	16.44 to 15.67	16,605	2.05 to 1.00	1.63	5.33 to 4.23
	2014		1,088	17.12 to 15.77	17,482	2.05 to 0.45	1.12	-7.51 to -8.98
	2013		1,320	18.51 to 17.33	23,314	2.05 to 0.45	1.61	25.45 to 23.46
	2012		1,456	14.75 to 14.03	20,750	2.05 to 0.45	1.09	18.46 to 16.57
	2011		1,755	12.46 to 12.04	21,347	2.05 to 0.45	1.35	-16.80 to -18.12

International Value Trust Series I	2015		3,228	21.16 to 18.51	55,740	1.90 to 0.45	1.76	-8.23 to -9.55
	2014		3,690	23.06 to 20.46	70,198	1.90 to 0.45	2.69	-12.90 to -14.16
	2013		4,246	26.47 to 23.83	93,535	1.90 to 0.45	1.72	25.58 to 23.78
	2012		4,865	21.08 to 19.26	86,198	1.90 to 0.45	2.57	18.84 to 17.12
	2011		5,833	17.74 to 16.44	87,970	1.90 to 0.45	2.24	-13.24 to -14.49

International Value Trust Series II	2015		2,780	22.41 to 12.74	51,915	2.05 to 1.00	1.48	-8.86 to -9.82
	2014		3,210	24.85 to 24.31	65,855	2.05 to 0.45	2.47	-13.04 to -14.42
	2013		3,778	29.04 to 27.95	90,010	2.05 to 0.45	1.52	25.33 to 23.34
	2012		4,463	23.54 to 22.30	86,302	2.05 to 0.45	2.36	18.54 to 16.64
	2011		5,397	20.19 to 18.82	89,100	2.05 to 0.45	2.08	-13.38 to -14.75

Investment Quality Bond Trust Series I	2015		7,725	27.74 to 18.94	144,236	1.90 to 0.45	1.80	-1.26 to -2.68
	2014		8,695	28.10 to 19.47	165,086	1.90 to 0.45	2.88	5.00 to 3.49
	2013		9,980	26.76 to 18.81	181,114	1.90 to 0.45	3.80	-2.36 to -3.76
	2012		10,049	27.41 to 19.55	192,548	1.90 to 0.45	2.04	7.10 to 5.55
	2011		10,392	25.59 to 18.52	191,213	1.90 to 0.45	4.21	7.59 to 6.04

Investment Quality Bond Trust Series II	2015		4,206	16.23 to 12.33	74,512	2.05 to 1.00	1.60	-2.00 to -3.03
	2014		4,822	22.50 to 16.73	87,725	2.05 to 0.45	2.72	4.79 to 3.13
	2013		5,354	21.47 to 16.22	95,946	2.05 to 0.45	3.47	-2.47 to -4.02
	2012		5,945	22.02 to 16.90	113,711	2.05 to 0.45	1.86	6.80 to 5.10
	2011		6,440	20.62 to 16.08	116,853	2.05 to 0.45	3.76	7.37 to 5.67

Lifestyle Aggressive MVP Series I	2015		2,986	21.36 to 18.87	61,877	1.90 to 0.45	1.82	-6.27 to -7.62
	2014		3,743	22.79 to 20.43	82,915	1.90 to 0.45	2.66	0.94 to -0.51
	2013		4,195	22.58 to 20.54	92,832	1.90 to 0.45	2.50	26.15 to 24.33
	2012		4,257	17.90 to 16.52	74,920	1.90 to 0.45	1.27	16.09 to 14.41
	2011		5,510	15.42 to 14.44	84,681	1.90 to 0.45	1.65	-6.92 to -8.26

Lifestyle Aggressive MVP Series II	2015		4,830	23.72 to 14.91	96,527	2.05 to 1.00	1.65	-6.99 to -7.96
	2014		5,900	26.12 to 25.77	127,277	2.05 to 0.45	2.39	0.84 to -0.76
	2013		7,321	25.97 to 25.91	159,377	2.05 to 0.45	2.16	25.87 to 23.87
	2012		8,463	20.96 to 20.58	148,442	2.05 to 0.45	1.12	15.91 to 14.06
	2011		10,061	18.38 to 17.76	154,321	2.05 to 0.45	1.51	-7.14 to -8.61

Lifestyle Aggressive Trust PS Series I	2015		122	12.91 to 12.82	1,566	1.75 to 1.40	2.49	-2.92 to -3.26
	2014	(f)	56	13.33 to 13.23	740	1.90 to 1.15	2.10	4.21 to 3.43

Lifestyle Aggressive Trust PS Series II	2015		322	12.96 to 12.72	4,109	1.90 to 1.00	1.65	-2.73 to -3.60
	2014		291	13.32 to 13.17	3,851	2.05 to 1.00	2.66	4.16 to 3.08
	2013		2	12.79 to 12.78	24	2.05 to 1.00	71.35	2.31 to 2.24

Lifestyle Balanced MVP Series I	2015		25,247	26.18 to 19.73	499,014	1.90 to 0.45	2.28	-2.69 to -4.09
	2014		28,772	26.90 to 20.58	591,421	1.90 to 0.45	2.68	3.82 to 2.33
	2013		33,735	25.91 to 20.11	672,128	1.90 to 0.45	2.75	12.28 to 10.66
	2012		36,808	23.08 to 18.17	663,373	1.90 to 0.45	2.18	11.36 to 9.75
	2011		40,216	20.73 to 16.56	667,591	1.90 to 0.45	3.29	0.17 to -1.27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Lifestyle Balanced MVP Series II	2015		345,536	$21.01 to $15.81	$6,388,484	2.05% to 0.35%	2.10%	-2.73% to -4.37%
	2014		393,696	16.76 to 16.26	7,664,452	2.10 to 0.35	2.50	3.67 to 1.87
	2013		465,660	16.45 to 15.68	8,946,098	2.10 to 0.35	2.54	12.15 to 10.20
	2012		514,301	14.93 to 13.98	8,984,382	2.10 to 0.35	2.01	11.31 to 9.37
	2011		560,279	13.65 to 12.56	8,941,848	2.10 to 0.35	3.03	0.07 to -1.66

Lifestyle Balanced MVP Series NAV	2015		5	17.07 to 17.07	92	1.20 to 1.20	2.51	-3.37 to -3.37
	2014		5	17.66 to 17.66	91	1.20 to 1.20	2.97	3.01 to 3.01
	2013		5	17.15 to 17.15	84	1.20 to 1.20	2.95	11.55 to 11.55
	2012		5	15.37 to 15.37	71	1.20 to 1.20	2.25	10.56 to 10.56
	2011		5	13.90 to 13.90	70	1.20 to 1.20	4.23	-0.53 to -0.53

Lifestyle Balanced Trust PS Series I	2015		1,039	13.19 to 12.89	13,587	1.90 to 0.80	2.64	-0.75 to -1.83
	2014		815	13.29 to 13.13	10,783	1.90 to 0.80	3.78	5.11 to 3.96
	2013		11	12.64 to 12.63	142	1.90 to 0.80	47.40	1.14 to 1.06

Lifestyle Balanced Trust PS Series II	2015		34,915	13.25 to 12.79	501,437	2.05 to 0.35	2.25	-0.57 to -2.25
	2014		32,132	13.33 to 13.09	476,032	2.05 to 0.35	2.77	5.37 to 3.60
	2013		13,893	12.65 to 12.63	205,650	2.05 to 0.35	2.05	1.19 to 1.07
	2012		12,281	13.63 to 13.16	164,598	2.00 to 0.80	1.23	9.66 to 8.34
	2011		5,516	12.43 to 12.15	67,247	2.00 to 0.80	4.84	-0.56 to -2.82

Lifestyle Conservative MVP Series I	2015		6,324	28.14 to 19.21	128,980	1.90 to 0.45	2.43	-0.40 to -1.84
	2014		7,240	28.26 to 19.57	150,458	1.90 to 0.45	2.61	4.54 to 3.04
	2013		8,615	27.03 to 18.99	174,331	1.90 to 0.45	3.04	3.41 to 1.92
	2012		11,375	26.14 to 18.64	225,765	1.90 to 0.45	2.88	8.03 to 6.46
	2011		11,273	24.20 to 17.51	213,263	1.90 to 0.45	4.13	3.76 to 2.27

Lifestyle Conservative MVP Series II	2015		71,826	16.42 to 14.50	1,280,720	2.10 to 0.35	2.27	-0.50 to -2.23
	2014		81,392	16.51 to 14.83	1,507,982	2.10 to 0.35	2.41	4.47 to 2.66
	2013		100,413	15.80 to 14.45	1,825,240	2.10 to 0.35	2.85	3.33 to 1.54
	2012		133,398	15.29 to 14.23	2,391,723	2.10 to 0.35	2.70	7.89 to 6.00
	2011		136,961	14.17 to 13.42	2,309,441	2.10 to 0.35	4.07	3.68 to 1.89

Lifestyle Conservative Trust PS Series I	2015		360	13.04 to 12.79	4,648	1.75 to 0.80	3.26	-0.63 to -1.57
	2014	(f)	301	13.13 to 12.97	3,921	1.90 to 0.80	5.50	4.70 to 3.56

Lifestyle Conservative Trust PS Series II	2015		7,130	13.11 to 12.65	96,548	2.05 to 0.35	2.60	-0.38 to -2.06
	2014		6,576	13.16 to 12.92	90,742	2.05 to 0.35	3.11	5.04 to 3.27
	2013		3,378	12.53 to 12.51	45,904	2.05 to 0.35	2.05	0.20 to 0.09
	2012		4,109	13.35 to 13.17	54,631	2.00 to 0.80	1.35	6.67 to 5.39
	2011		2,167	12.52 to 12.50	27,160	2.00 to 0.80	5.53	0.13 to -0.03

Lifestyle Growth MVP Series I	2015		26,636	23.73 to 19.07	493,044	1.90 to 0.45	2.08	-4.96 to -6.33
	2014		30,351	24.97 to 20.36	597,199	1.90 to 0.45	2.64	1.70 to 0.24
	2013		35,064	24.56 to 20.31	683,480	1.90 to 0.45	2.46	18.81 to 17.10
	2012		37,058	20.67 to 17.34	617,143	1.90 to 0.45	1.83	13.35 to 11.71
	2011		37,273	18.23 to 15.52	565,281	1.90 to 0.45	2.69	-2.04 to -3.45

Lifestyle Growth MVP Series II	2015		484,650	16.65 to 15.37	8,822,906	2.10 to 0.35	1.89	-5.15 to -6.79
	2014		555,247	17.86 to 16.21	10,822,611	2.10 to 0.35	2.44	1.68 to -0.08
	2013		666,341	17.88 to 15.94	12,998,169	2.10 to 0.35	2.26	18.67 to 16.61
	2012		708,897	15.33 to 13.43	11,862,337	2.10 to 0.35	1.63	13.19 to 11.21
	2011		737,881	13.78 to 11.87	11,115,623	2.10 to 0.35	2.46	-2.15 to -3.84

Lifestyle Growth MVP Series NAV	2015		36	17.75 to 17.75	648	1.20 to 1.20	2.25	-5.69 to -5.69
	2014		36	18.82 to 18.82	687	1.20 to 1.20	2.86	1.06 to 1.06
	2013		36	18.63 to 18.63	680	1.20 to 1.20	2.58	17.96 to 17.96
	2012		36	15.79 to 15.79	576	1.20 to 1.20	2.48	12.54 to 12.54
	2011		11	14.03 to 14.03	150	1.20 to 1.20	3.35	-2.72 to -2.72

Lifestyle Growth Trust PS Series I	2015		1,892	13.27 to 12.98	24,955	1.90 to 0.80	2.32	-0.91 to -2.00
	2014		1,597	13.40 to 13.24	21,319	1.90 to 0.80	3.21	5.32 to 4.17
	2013		192	12.72 to 12.71	2,441	1.90 to 0.80	28.16	1.76 to 1.69

Lifestyle Growth Trust PS Series II	2015		95,432	13.35 to 12.89	1,376,978	2.05 to 0.35	2.06	-0.60 to -2.27
	2014		85,785	13.43 to 13.19	1,280,302	2.05 to 0.35	2.85	5.51 to 3.74
	2013		18,545	12.73 to 12.71	283,826	2.05 to 0.35	1.84	1.81 to 1.69
	2012		12,312	13.82 to 13.14	164,900	2.00 to 0.80	0.98	11.55 to 10.21
	2011		7,241	12.39 to 11.92	86,637	2.00 to 0.80	3.65	-0.89 to -4.63

Lifestyle Moderate MVP Series I	2015		8,859	27.69 to 19.84	185,318	1.90 to 0.45	2.38	-1.36 to -2.78
	2014		10,258	28.07 to 20.41	219,648	1.90 to 0.45	2.70	4.47 to 2.96
	2013		11,896	26.87 to 19.82	246,754	1.90 to 0.45	2.88	9.72 to 8.15
	2012		13,080	24.49 to 18.33	250,095	1.90 to 0.45	2.43	10.17 to 8.57
	2011		14,027	22.23 to 16.88	250,835	1.90 to 0.45	3.53	1.87 to 0.41

Lifestyle Moderate MVP Series II	2015		110,160	19.75 to 16.67	2,024,903	2.05 to 0.35	2.18	-1.47 to -3.13
	2014		124,618	16.91 to 16.24	2,395,036	2.10 to 0.35	2.52	4.32 to 2.51
	2013		145,238	16.21 to 15.84	2,739,141	2.10 to 0.35	2.63	9.59 to 7.69
	2012		162,048	14.80 to 14.71	2,843,253	2.10 to 0.35	2.26	10.11 to 8.19
	2011		172,998	13.60 to 13.44	2,801,218	2.10 to 0.35	3.36	1.78 to 0.02

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Lifestyle Moderate Trust PS Series I	2015	367	$13.15 to $12.85	$4,780	1.90% to 0.80%	2.87%	-0.70% to -1.79%
	2014	267	13.24 to 13.08	3,520	1.90 to 0.80	4.28	5.06 to 3.91
	2013	7	12.60 to 12.59	91	1.90 to 0.80	53.88	0.81 to 0.73

Lifestyle Moderate Trust PS Series II	2015	11,425	13.22 to 12.76	163,275	2.05 to 0.35	2.27	-0.45 to -2.13
	2014	10,888	13.28 to 13.04	159,488	2.05 to 0.35	2.86	5.24 to 3.47
	2013	5,852	12.62 to 12.60	85,029	2.05 to 0.35	2.00	0.93 to 0.81
	2012	5,877	13.56 to 13.22	78,796	2.00 to 0.80	1.33	8.68 to 7.37
	2011	2,737	12.48 to 12.31	33,824	2.00 to 0.80	4.78	-0.20 to -1.48

Mid Cap Index Trust Series I	2015	906	38.20 to 29.37	28,899	1.90 to 0.45	0.99	-3.03 to -4.43
	2014	970	39.40 to 30.73	32,306	1.90 to 0.45	0.95	8.85 to 7.29
	2013	1,160	36.19 to 28.65	35,850	1.90 to 0.45	1.05	32.43 to 30.52
	2012	1,288	27.33 to 21.95	30,406	1.90 to 0.45	1.37	16.95 to 15.26
	2011	1,598	23.37 to 19.04	32,480	1.90 to 0.45	0.61	-2.69 to -4.09

Mid Cap Index Trust Series II	2015	1,870	34.00 to 33.10	53,499	2.05 to 0.45	0.79	-3.24 to -4.77
	2014	2,031	35.14 to 34.76	60,840	2.05 to 0.45	0.74	8.63 to 6.90
	2013	2,501	32.51 to 32.35	70,022	2.05 to 0.45	0.84	32.16 to 30.06
	2012	2,956	25.00 to 24.48	63,742	2.05 to 0.45	1.19	16.77 to 14.91
	2011	3,634	21.75 to 20.96	67,846	2.05 to 0.45	0.45	-2.90 to -4.44

Mid Cap Stock Trust Series I	2015	5,402	33.64 to 30.98	137,975	1.90 to 0.45	0.00	2.53 to 1.06
	2014	6,125	32.80 to 30.66	153,599	1.90 to 0.45	0.10	7.53 to 5.98
	2013	7,278	30.51 to 28.93	171,939	1.90 to 0.45	0.04	36.20 to 34.25
	2012	8,616	22.40 to 21.55	150,467	1.90 to 0.45	0.00	21.66 to 19.90
	2011	10,034	18.41 to 17.97	146,328	1.90 to 0.45	0.00	-9.61 to -10.91

Mid Cap Stock Trust Series II	2015	2,503	35.13 to 18.80	78,719	2.05 to 1.00	0.00	1.73 to 0.66
	2014	2,735	38.22 to 34.90	85,015	2.05 to 0.45	0.00	7.34 to 5.63
	2013	3,528	35.61 to 33.04	104,324	2.05 to 0.45	0.00	35.89 to 33.74
	2012	4,244	26.20 to 24.70	93,860	2.05 to 0.45	0.00	21.46 to 19.52
	2011	4,954	21.57 to 20.67	91,649	2.05 to 0.45	0.00	-9.80 to -11.23

Mid Value Trust Series I	2015	1,952	29.73 to 24.46	50,465	1.90 to 0.80	1.07	-4.20 to -5.25
	2014	2,273	29.71 to 25.82	61,677	1.90 to 0.45	0.71	10.11 to 8.52
	2013	2,708	26.98 to 23.79	67,445	1.90 to 0.45	0.99	30.80 to 28.92
	2012	3,150	20.63 to 18.45	60,563	1.90 to 0.45	0.82	18.99 to 17.27
	2011	3,837	17.33 to 15.74	62,545	1.90 to 0.45	0.67	-5.35 to -6.71

Mid Value Trust Series II	2015	2,069	25.46 to 23.76	51,504	2.05 to 1.40	0.84	-4.98 to -5.60
	2014	2,516	29.38 to 25.16	65,970	2.05 to 0.45	0.51	9.90 to 8.15
	2013	3,116	26.73 to 23.27	75,226	2.05 to 0.45	0.80	30.55 to 28.48
	2012	3,713	20.48 to 18.11	69,529	2.05 to 0.45	0.62	18.75 to 16.85
	2011	4,560	17.24 to 15.50	72,765	2.05 to 0.45	0.49	-5.46 to -6.96

Money Market Trust B Series NAV	2015	888	11.73 to 11.09	10,322	2.05 to 1.40	0.00	-1.39 to -2.03
	2014	1,053	11.90 to 11.32	12,410	2.05 to 1.40	0.00	-1.39 to -2.03
	2013	1,342	12.07 to 11.55	16,055	2.05 to 1.40	0.01	-1.38 to -2.02
	2012	2,022	12.24 to 11.79	24,570	2.05 to 1.40	0.04	-1.35 to -1.99
	2011	2,116	12.40 to 12.03	26,096	2.05 to 1.40	0.00	-1.30 to -1.94

Money Market Trust Series I	2015	3,751	15.94 to 11.26	55,030	1.90 to 0.45	0.00	-0.45 to -1.88
	2014	4,544	16.01 to 11.36	67,226	2.10 to 0.45	0.00	-0.45 to -2.08
	2013	6,091	16.08 to 11.60	90,662	2.10 to 0.45	0.00	-0.44 to -2.07
	2012	8,934	16.16 to 11.85	133,630	2.10 to 0.45	0.00	-0.44 to -2.08
	2011	11,391	16.23 to 12.10	172,109	2.10 to 0.45	0.00	-0.38 to -2.00

Money Market Trust Series II	2015	20,096	12.28 to 11.02	234,593	2.05 to 0.35	0.00	-0.35 to -2.03
	2014	24,581	12.32 to 11.25	291,292	2.05 to 0.35	0.00	-0.35 to -2.03
	2013	33,503	12.37 to 11.48	403,055	2.05 to 0.35	0.00	-0.34 to -2.02
	2012	53,585	12.41 to 11.72	653,491	2.05 to 0.35	0.00	-0.34 to -2.03
	2011	69,706	12.45 to 11.96	862,728	2.05 to 0.35	0.00	-0.28 to -1.95

Mutual Shares Trust Series I	2015	10,364	16.69 to 15.73	171,427	1.55 to 0.80	2.03	-5.44 to -6.15
	2014	11,388	17.65 to 16.76	199,494	1.55 to 0.80	3.14	6.43 to 5.64
	2013	13,263	16.58 to 15.87	218,630	1.55 to 0.80	1.36	26.37 to 21.65
	2012	15,586	13.02 to 12.55	202,024	1.55 to 0.80	1.42	13.11 to 12.26
	2011	16,469	11.51 to 11.18	188,918	1.55 to 0.80	0.95	-1.73 to -2.46

Natural Resources Trust Series II	2014	0	35.38 to 29.43	0	2.05 to 0.45	1.27	-8.35 to -9.59
	2013	2,344	38.61 to 32.55	70,588	2.05 to 0.45	0.35	2.44 to 0.81
	2012	3,042	37.69 to 32.29	88,915	2.05 to 0.45	0.55	-0.23 to -1.82
	2011	3,724	37.77 to 32.89	112,991	2.05 to 0.45	0.29	-20.73 to -21.99

PIMCO All Asset (e)	2015	819	19.24 to 15.97	13,886	2.05 to 0.45	2.75	-9.72 to -11.16
	2014	1,118	21.32 to 17.97	21,235	2.05 to 0.45	4.60	-0.21 to -1.80
	2013	1,472	21.36 to 18.30	28,264	2.05 to 0.45	4.07	-0.55 to -2.13
	2012	1,772	21.48 to 18.70	34,575	2.05 to 0.45	4.58	14.13 to 12.31
	2011	1,756	18.82 to 16.65	30,376	2.05 to 0.45	6.52	1.20 to -0.40

Real Estate Securities Trust Series I	2015	837	49.61 to 41.23	40,017	1.90 to 0.45	1.78	2.21 to 0.74
	2014	1,045	48.53 to 40.92	49,463	1.90 to 0.45	1.63	31.14 to 29.25
	2013	1,090	37.01 to 31.66	39,699	1.90 to 0.45	1.78	-0.55 to -1.98

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Real Estate Securities Trust Series I	2012	1,243	$37.21 to $32.30	$46,030	1.90% to 0.45%	1.67%	16.73% to 15.04%
	2011	1,504	31.88 to 28.08	48,039	1.90 to 0.45	1.38	8.97 to 7.41

Real Estate Securities Trust Series II	2015	1,294	46.37 to 36.41	46,932	2.05 to 0.45	1.58	2.00 to 0.39
	2014	1,575	45.46 to 36.27	57,638	2.05 to 0.45	1.40	30.93 to 28.86
	2013	1,754	34.72 to 28.15	49,641	2.05 to 0.45	1.54	-0.83 to -2.40
	2012	2,118	35.01 to 28.84	61,982	2.05 to 0.45	1.47	16.56 to 14.70
	2011	2,549	30.03 to 25.14	65,291	2.05 to 0.45	1.23	8.75 to 7.02

Real Return Bond Trust Series II	2015	1,545	17.16 to 15.81	25,988	2.05 to 1.40	5.93	-4.45 to -5.07
	2014	1,885	20.07 to 16.65	33,242	2.05 to 0.45	2.72	4.07 to 2.41
	2013	2,358	19.29 to 16.26	40,384	2.05 to 0.45	2.22	-9.83 to -11.26
	2012	3,373	21.39 to 18.32	64,818	2.05 to 0.45	1.56	8.09 to 6.37
	2011	3,909	19.79 to 17.23	70,205	2.05 to 0.45	3.61	11.36 to 9.60

Science & Technology Trust Series I	2015	3,699	25.58 to 18.33	85,966	1.90 to 0.45	0.00	6.21 to 4.68
	2014	4,178	24.08 to 17.51	92,553	1.90 to 0.45	0.00	12.39 to 10.77
	2013	4,874	21.43 to 15.81	96,526	1.90 to 0.45	0.00	42.89 to 40.83
	2012	5,715	15.00 to 11.23	78,992	1.90 to 0.45	0.00	9.95 to 8.36
	2011	6,739	13.64 to 10.36	84,728	1.90 to 0.45	0.00	-8.16 to -9.48

Science & Technology Trust Series II	2015	1,410	32.20 to 21.25	38,509	2.05 to 1.00	0.00	5.43 to 4.33
	2014	1,615	31.94 to 30.87	42,084	2.05 to 0.45	0.00	12.19 to 10.41
	2013	1,841	28.47 to 27.96	43,354	2.05 to 0.45	0.00	42.62 to 40.36
	2012	2,111	19.96 to 19.92	35,388	2.05 to 0.45	0.00	9.73 to 7.98
	2011	2,616	18.45 to 18.19	40,402	2.05 to 0.45	0.00	-8.39 to -9.84

Short Term Government Income Trust Series I	2015	2,697	13.03 to 12.00	33,354	1.90 to 0.45	1.70	0.19 to -1.25
	2014	3,108	13.00 to 12.15	38,733	1.90 to 0.45	1.96	0.69 to -0.76
	2013	3,808	12.91 to 12.24	47,590	1.90 to 0.45	1.82	-1.31 to -2.73
	2012	4,333	13.08 to 12.59	55,470	1.90 to 0.45	1.55	0.75 to -0.71
	2011	5,231	12.99 to 12.68	66,861	1.90 to 0.45	2.24	2.31 to 0.84

Short Term Government Income Trust Series II	2015	2,504	12.13 to 11.75	30,243	2.05 to 1.00	1.56	-0.64 to -1.68
	2014	2,754	12.88 to 11.96	33,680	2.05 to 0.45	1.73	0.49 to -1.10
	2013	3,449	12.82 to 12.09	42,409	2.05 to 0.45	1.79	-1.51 to -3.07
	2012	4,262	13.02 to 12.47	53,831	2.05 to 0.45	1.33	0.55 to -1.05
	2011	5,381	12.95 to 12.60	68,363	2.05 to 0.45	2.31	2.10 to 0.49

Small Cap Growth Trust Series I	2015	31	19.74 to 18.61	616	1.55 to 0.80	0.00	-9.58 to -10.26
	2014	31	21.83 to 20.73	682	1.55 to 0.80	0.00	6.71 to 5.92
	2013	31	20.46 to 19.57	629	1.55 to 0.80	0.00	41.87 to 34.84
	2012	37	14.31 to 13.80	534	1.55 to 0.80	0.00	15.53 to 14.67
	2011	34	12.39 to 12.03	425	1.55 to 0.80	0.00	-7.56 to -8.25

Small Cap Growth Trust Series II	2015	1,168	29.32 to 24.72	29,370	2.05 to 0.45	0.00	-9.46 to -10.90
	2014	1,129	32.38 to 27.74	31,258	2.05 to 0.45	0.00	6.86 to 5.16
	2013	1,580	30.31 to 26.38	41,883	2.05 to 0.45	0.00	43.15 to 40.88
	2012	1,509	21.17 to 18.73	28,227	2.05 to 0.45	0.00	15.76 to 13.92
	2011	1,815	18.29 to 16.44	29,743	2.05 to 0.45	0.00	-7.43 to -8.90

Small Cap Index Trust Series I	2015	478	24.92 to 24.87	11,851	1.90 to 1.40	0.97	-5.90 to -6.37
	2014	556	30.45 to 26.56	14,673	1.90 to 0.45	0.90	4.12 to 2.62
	2013	638	29.24 to 25.89	16,350	1.90 to 0.45	1.45	38.00 to 36.01
	2012	698	21.19 to 19.03	13,101	1.90 to 0.45	1.90	15.58 to 13.90
	2011	867	18.33 to 16.71	14,214	1.90 to 0.45	1.08	-4.93 to -6.30

Small Cap Index Trust Series II	2015	1,360	29.21 to 29.10	34,539	2.05 to 0.45	0.77	-5.22 to -6.73
	2014	1,645	31.20 to 30.82	44,641	2.05 to 0.45	0.68	3.94 to 2.29
	2013	2,056	30.50 to 29.65	54,105	2.05 to 0.45	1.18	37.72 to 35.54
	2012	2,691	22.51 to 21.53	51,994	2.05 to 0.45	1.74	15.30 to 13.46
	2011	3,112	19.84 to 18.67	52,726	2.05 to 0.45	0.91	-5.07 to -6.57

Small Cap Opportunities Trust Series I	2015	1,308	35.22 to 29.31	40,448	1.90 to 0.45	0.07	-5.59 to -6.95
	2014	1,508	37.30 to 31.50	49,883	1.90 to 0.45	0.05	1.92 to 0.46
	2013	1,891	36.60 to 31.36	61,924	1.90 to 0.45	0.56	39.53 to 37.52
	2012	999	26.23 to 22.80	23,627	1.90 to 0.45	0.00	16.32 to 14.63
	2011	1,177	22.55 to 19.89	24,200	1.90 to 0.45	0.09	-3.60 to -4.98

Small Cap Opportunities Trust Series II	2015	1,126	28.15 to 16.91	32,505	2.05 to 1.00	0.00	-6.28 to -7.26
	2014	1,273	36.58 to 30.35	39,455	2.05 to 0.45	0.00	1.67 to 0.06
	2013	1,608	35.98 to 30.33	49,563	2.05 to 0.45	0.45	39.30 to 37.09
	2012	1,161	25.83 to 22.13	25,564	2.05 to 0.45	0.00	16.09 to 14.24
	2011	1,418	22.25 to 19.37	27,349	2.05 to 0.45	0.06	-3.76 to -5.28

Small Cap Value Trust Series I	2015	29	24.71 to 23.29	699	1.55 to 0.80	0.46	-2.14 to -2.88
	2014	30	25.26 to 23.98	743	1.55 to 0.80	0.65	6.32 to 5.53
	2013	30	23.75 to 22.73	712	1.55 to 0.80	0.51	31.27 to 25.45
	2012	34	17.96 to 17.31	605	1.55 to 0.80	0.86	14.77 to 13.91
	2011	35	15.65 to 15.20	541	1.55 to 0.80	0.92	0.24 to -0.51

Small Cap Value Trust Series II	2015	1,254	25.92 to 17.52	32,752	2.05 to 1.00	0.24	-2.55 to -3.57
	2014	1,439	31.38 to 26.88	38,878	2.05 to 0.45	0.41	6.48 to 4.79
	2013	1,703	29.47 to 25.65	44,414	2.05 to 0.45	0.39	32.41 to 30.31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Small Cap Value Trust Series II	2012	1,814	$22.26 to $19.69	$36,243	2.05% to 0.45%	0.59%	14.98% to 13.15%
	2011	2,404	19.36 to 17.40	42,339	2.05 to 0.45	0.58	0.39 to -1.20

Small Company Value Trust Series I	2015	1,276	33.42 to 30.06	42,043	1.90 to 1.40	1.30	-6.91 to -7.38
	2014	1,448	40.46 to 32.45	51,324	1.90 to 0.45	0.03	-0.34 to -1.78
	2013	1,745	40.59 to 33.04	62,667	1.90 to 0.45	1.60	31.02 to 29.14
	2012	2,066	30.98 to 25.59	57,164	1.90 to 0.45	0.24	15.77 to 14.10
	2011	2,555	26.76 to 22.42	61,601	1.90 to 0.45	0.53	-1.37 to -2.79

Small Company Value Trust Series II	2015	1,591	28.85 to 15.52	41,844	2.05 to 1.00	0.94	-6.73 to -7.70
	2014	1,803	33.40 to 31.25	51,136	2.05 to 0.45	0.00	-0.57 to -2.15
	2013	2,184	33.59 to 31.94	63,341	2.05 to 0.45	1.55	30.82 to 28.74
	2012	2,734	25.68 to 24.81	61,840	2.05 to 0.45	0.12	15.59 to 13.74
	2011	3,365	22.22 to 21.81	66,734	2.05 to 0.45	0.36	-1.64 to -3.20

Strategic Income Opportunities Trust Series I	2015	1,924	24.47 to 20.67	41,768	1.90 to 0.45	2.38	0.76 to -0.69
	2014	2,159	24.29 to 20.81	47,034	1.90 to 0.45	4.29	4.59 to 3.08
	2013	2,443	23.22 to 20.19	51,409	1.90 to 0.45	5.33	3.35 to 1.86
	2012	2,795	22.47 to 19.82	57,519	1.90 to 0.45	6.55	12.35 to 10.72
	2011	3,257	20.00 to 17.90	60,232	1.90 to 0.45	9.99	1.57 to 0.11

Strategic Income Opportunities Trust Series II	2015	2,111	20.09 to 13.43	43,541	2.05 to 1.00	2.20	0.01 to -1.04
	2014	2,351	24.08 to 20.31	48,604	2.05 to 0.45	4.00	4.37 to 2.71
	2013	2,798	23.08 to 19.77	56,410	2.05 to 0.45	5.13	3.14 to 1.50
	2012	3,198	22.37 to 19.48	63,288	2.05 to 0.45	6.38	12.10 to 10.31
	2011	3,621	19.96 to 17.66	64,718	2.05 to 0.45	9.94	1.43 to -0.18

Total Bond Market Trust B Series II	2015	5,155	12.42 to 12.05	63,180	2.05 to 1.00	2.65	-0.94 to -1.98
	2014	5,061	12.73 to 12.28	62,954	2.10 to 0.45	2.98	5.42 to 3.69
	2013	6,319	12.07 to 11.85	75,350	2.10 to 0.45	2.54	-3.21 to -4.79
	2012	11,124	12.47 to 12.44	138,532	2.10 to 0.45	4.56	-0.20 to -0.47

Total Bond Market Trust B Series NAV	2015	8,801	12.64 to 12.34	110,833	1.55 to 0.80	2.65	-0.50 to -1.24
	2014	9,896	12.70 to 12.49	125,389	1.55 to 0.80	3.14	5.21 to 4.43
	2013	11,117	12.07 to 11.96	134,025	1.55 to 0.80	3.46	-3.22 to -3.94
	2012	10,629	12.47 to 12.46	132,524	1.55 to 0.80	5.79	-0.24 to -0.36

Total Return Trust Series I	2015 (g)	0	28.54 to 20.46	0	1.90 to 0.45	37.58	1.90 to 1.44
	2014	5,260	28.01 to 20.17	120,418	1.90 to 0.45	3.26	4.26 to 2.76
	2013	6,065	26.87 to 19.63	134,680	1.90 to 0.45	2.88	-2.47 to -3.87
	2012	7,524	27.55 to 20.42	173,281	1.90 to 0.45	1.91	8.00 to 6.43
	2011	8,767	25.51 to 19.18	189,221	1.90 to 0.45	4.10	3.45 to 1.96

Total Return Trust Series II	2015 (g)	0	17.39 to 12.68	0	2.05 to 1.00	37.60	1.71 to 1.37
	2014	7,250	22.91 to 17.16	138,687	2.05 to 0.45	2.94	3.99 to 2.34
	2013	9,213	22.03 to 16.77	173,637	2.05 to 0.45	2.62	-2.67 to -4.21
	2012	12,617	22.63 to 17.50	249,311	2.05 to 0.45	1.78	7.80 to 6.08
	2011	14,095	21.00 to 16.50	261,575	2.05 to 0.45	3.93	3.24 to 1.61

Total Stock Market Index Trust Series I	2015	550	21.66 to 19.10	10,649	1.90 to 1.40	1.10	-2.02 to -2.51
	2014	888	22.41 to 22.22	17,375	1.90 to 0.45	1.23	10.97 to 9.37
	2013	835	20.32 to 20.20	14,853	1.90 to 0.45	1.40	32.80 to 30.89
	2012	875	15.52 to 15.21	11,817	1.90 to 0.45	1.50	14.98 to 13.32
	2011	940	13.70 to 13.23	11,170	1.90 to 0.45	1.19	-0.17 to -1.61

Total Stock Market Index Trust Series II	2015	1,236	26.93 to 25.22	30,186	2.05 to 1.40	1.09	-2.21 to -2.85
	2014	1,407	29.08 to 27.72	35,266	2.05 to 0.45	0.98	10.80 to 9.04
	2013	1,604	26.24 to 25.42	36,728	2.05 to 0.45	1.17	32.49 to 30.39
	2012	1,905	19.81 to 19.50	33,349	2.05 to 0.45	1.29	14.70 to 12.87
	2011	2,152	17.27 to 17.27	33,256	2.05 to 0.45	1.00	-0.29 to -1.87

U.S. Equity Trust Series I	2015	5,351	17.53 to 17.14	93,546	1.90 to 1.29	1.88	-0.76 to -1.37
	2014	6,093	18.07 to 17.38	107,450	1.90 to 0.45	1.40	10.53 to 8.94
	2013	7,022	16.35 to 15.96	113,145	1.90 to 0.45	1.60	27.65 to 25.82
	2012	8,094	12.81 to 12.68	103,128	1.90 to 0.45	2.06	2.46 to 1.45

U.S. Equity Trust Series II	2015	331	17.34 to 16.93	5,695	2.05 to 1.40	1.65	-1.07 to -1.71
	2014	404	17.98 to 17.22	7,037	2.05 to 0.45	1.24	10.27 to 8.52
	2013	490	16.30 to 15.87	7,840	2.05 to 0.45	1.40	27.50 to 25.48
	2012	576	12.79 to 12.65	7,302	2.05 to 0.45	1.77	2.29 to 1.18

Ultra Short Term Bond Trust Series I	2015	771	12.05 to 11.57	9,255	1.55 to 0.80	1.36	-0.83 to -1.57
	2014	728	12.15 to 11.76	8,810	1.55 to 0.80	1.38	-0.82 to -1.56
	2013	806	12.25 to 11.95	9,849	1.55 to 0.80	1.69	-0.86 to -1.60
	2012	588	12.36 to 12.14	7,255	1.55 to 0.80	1.67	-0.27 to -1.02
	2011	255	12.39 to 12.27	3,160	1.55 to 0.80	2.66	-0.67 to -1.41

Ultra Short Term Bond Trust Series II	2015	19,420	12.20 to 11.10	223,573	2.10 to 0.35	1.26	-0.50 to -2.23
	2014	17,287	12.26 to 11.35	201,813	2.10 to 0.35	1.32	-0.65 to -2.38
	2013	15,827	12.34 to 11.63	187,845	2.10 to 0.35	1.19	-0.61 to -2.34
	2012	9,950	12.42 to 11.91	120,203	2.10 to 0.35	1.01	0.02 to -1.73
	2011	10,258	12.42 to 12.12	125,370	2.10 to 0.35	1.98	-0.43 to -2.15

Utilities Trust Series I	2015	542	27.66 to 25.90	13,965	1.90 to 1.40	2.93	-15.95 to -16.37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Utilities Trust Series I	2014	650	$35.09 to $33.07	$19,899	1.90% to 0.45%	2.93%	12.08% to 10.47%
	2013	706	31.31 to 29.94	19,526	1.90 to 0.45	1.93	20.02 to 18.30
	2012	820	26.09 to 25.31	19,070	1.90 to 0.45	3.54	13.14 to 11.50
	2011	987	23.06 to 22.70	20,484	1.90 to 0.45	3.51	6.17 to 4.65

Utilities Trust Series II	2015	330	39.36 to 37.94	12,387	2.05 to 1.40	2.69	-16.20 to -16.74
	2014	419	52.96 to 45.57	18,763	2.05 to 0.45	2.72	11.91 to 10.13
	2013	494	47.33 to 41.38	20,043	2.05 to 0.45	1.71	19.81 to 17.91
	2012	600	39.50 to 35.09	20,613	2.05 to 0.45	3.27	12.85 to 11.05
	2011	819	35.01 to 31.60	25,253	2.05 to 0.45	3.47	6.10 to 4.42

Value Opportunities (e)	2015	63	92.91 to 26.60	3,114	1.80 to 1.40	0.09	-8.06 to -8.43
	2014	72	101.05 to 25.81	3,764	1.90 to 1.40	0.06	3.60 to 3.09
	2013	84	97.54 to 25.03	4,387	1.90 to 1.40	0.37	40.22 to 39.52
	2012	99	69.56 to 17.94	3,631	1.90 to 1.40	0.29	11.73 to 11.17
	2011	111	62.26 to 16.14	3,696	1.90 to 1.40	0.22	-3.90 to -4.38

Value Trust Series I	2015	2,390	38.48 to 27.29	71,758	1.90 to 0.45	0.52	-9.30 to -10.61
	2014	2,627	42.42 to 30.53	88,765	1.90 to 0.45	0.45	9.33 to 7.76
	2013	3,191	38.80 to 28.33	99,907	1.90 to 0.45	0.78	34.79 to 32.85
	2012	3,841	28.79 to 21.32	88,496	1.90 to 0.45	0.80	16.89 to 15.20
	2011	4,433	24.63 to 18.51	88,764	1.90 to 0.45	1.06	0.53 to -0.92

Value Trust Series II	2015	825	34.73 to 16.55	22,707	2.05 to 1.00	0.31	-10.03 to -10.97
	2014	920	39.01 to 37.60	28,391	2.05 to 0.45	0.26	9.12 to 7.39
	2013	1,099	36.33 to 34.46	31,853	2.05 to 0.45	0.62	34.50 to 32.36
	2012	1,216	27.44 to 25.62	26,654	2.05 to 0.45	0.62	16.65 to 14.79
	2011	1,384	23.91 to 21.96	26,358	2.05 to 0.45	0.84	0.38 to -1.21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

(c)

These ratios, which are not annualized, represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, which are not annualized, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Sub-account that invests in non-affiliated Trust.

(f)	Sub-account available in prior year but no activity.

(g)	Terminated as an investment option and funds transferred to Core Bond Trust on April 27, 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME

October 1, 1997	NASL Variable Account	The Manufacturers Life Insurance Company of North America Separate Account A

October 1, 1997	North American Security Life Insurance Company	The Manufacturers Life Insurance Company of North America

November 1, 1997	NAWL Holding Co., Inc.	Manulife-Wood Logan Holding Co., Inc.

September 24, 1999	Wood Logan Associates, Inc.	Manulife Wood Logan, Inc

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.) Separate Account A	John Hancock Life Insurance Company (U.S.A.) Separate Account A

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (U.S.A.)

January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC

January 1, 2005	Manufacturers Securities Services LLC	John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America (“Manulife North America”) merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America’s assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

* * * * *

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H. [FILED HEREWITH]

(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]

(b)	Exhibits

(1) (i)	Resolution of the Board of Directors of Manufacturers Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H - Incorporated by reference to Exhibit (1)(i) to pre-effective amendment no. 1 to the registration statement, file number 333-70728, filed January 2, 2002.

(2)	Agreements for custody of securities and similar investments - Not Applicable.

(3) (i)	Underwriting Agreement dated August 10, 1995 - Incorporated by reference to Exhibit (b)(3)(i) to Form N-4, file number 033-76162, filed February 25, 1998.

(ii)	Distribution and Servicing Agreement dated February 17, 2009, incorporated by reference to Exhibit 24(b)(3)(ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

(iii)	General Agent and Broker Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(iii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

(iv)	Form of Amendment to General Agent and Broker-Dealer Selling Agreement (amended with respect to GIFL Rollover Annuity and IRA Rollover Program), incorporated by reference to Exhibit 24(b)(3)(v) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-149421, filed on June 30, 2008.

(4) (i)	Form of Specimen Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating for Venture 200.08. Incorporated by reference to Exhibit (b)(4)(i) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149421, filed June 30, 2008.

(ii)	Specifications Pages for Venture 200.08 for Roth IRA Incorporated by reference to Exhibit (b)(4)(ii) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149421, filed June 30, 2008.

(iii)	Specifications Pages for Venture 200.08 for traditional IRA Incorporated by reference to Exhibit (b)(4)(iii) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149421, filed June 30, 2008.

(iv)	Form of Specimen Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating for Venture 201.08. Incorporated by reference to Exhibit (b)(4)(iv) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149421, filed June 30, 2008.

(v)	Specifications Pages for Venture 201.08 for Roth IRA Incorporated by reference to Exhibit (b)(4)(v) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149421, filed June 30, 2008.

(vi)	Specifications Pages for Venture 201.08 for traditional IRA Incorporated by reference to Exhibit (b)(4)(vi) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149421, filed June 30, 2008.

(vii)	Form of Specimen Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating for Venture 202.08. Incorporated by reference to Exhibit (b)(4)(vii) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149421, filed June 30, 2008.

(viii)	Specifications Pages for Venture 201.08 for Roth IRA. Incorporated by reference to Exhibit (b)(4)(viii) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149421, filed June 30, 2008.

(ix)	Specifications Pages for Venture 201.08 for traditional IRA. Incorporated by reference to Exhibit (b)(4)(ix) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149421, filed June 30, 2008.

(5) (i)	Form of Specimen Application for Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating. Incorporated by reference to Exhibit (b)(5)(i) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149421, filed June 30, 2008.

(6) (i)	Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.), incorporated by reference to Exhibit A(6) to Registration Statement on Form S-6, File No. 333-41814, filed on July 20, 2000.

(ii)	Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984, incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed on November 14, 1997.

(iii)	Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005, incorporated by reference to Exhibit (b)(6)(iii) to Registration Statement, File No. 333-70728, filed on May 1, 2007.

(iv)	By-laws of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

(v)	Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit (b)(6)(v) to Post-Effective Amendment No. 20 to Registration Statement, File No. 333-70728, filed on May 1, 2007.

(vi)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit (b)(6)(vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed on November 8, 2010.

(vii)	Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, Incorporated by reference to Exhibit 24(b)(6)(vii) to Post-Effective Amendment No. 35 to Registration Statement File No. 333-70728, filed November 8, 2010.

(viii)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to Exhibit 24(b)(6)(viii) to Post-Effective Amendment No. 6 to Registration Statement File No. 333-162245, filed January 18, 2013.

(7)	Contract of reinsurance in connection with the variable annuity contracts being offered - NOT APPLICABLE.

(8)	Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

(a) (i)	CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

(ii)	Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

(b) (i)	Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to Exhibit 24(b)(8)(ii)(A) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

(c) (i)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-126668, filed on October 12, 2005.

(ii)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.

(9)	Opinion of Counsel and consent to its use as to the legality of the securities being registered, incorporated by reference to Exhibit (b)(9) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-149421, filed on June 30, 2008.

(10)	Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]

(11)	All financial statements omitted from Item 23, Financial Statements - NOT APPLICABLE.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners - NOT APPLICABLE.

(13)	Schedules of computation,— Incorporated by reference to Exhibit (b)(13) to post-effective amendment no. 2 to Form N-4, file number 33-76162, filed March 1, 1996.

(14)	Financial Data Schedule - NOT APPLICABLE.

(15) (i)	Powers of Attorney for James R. Boyle, Thomas Borshoff, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G. Vrysen—Incorporated by reference to Exhibit 24(b)(15)(a) to Post-Effective Amendment No. 5 to Form N-4 of this registration statement, file number 333-149421, filed April 30, 2010.

(ii)	Power of Attorney for Steven Finch, incorporated by reference to Exhibit 24(b)(15)(ii) to Post-Effective Amendment No. 7 to this Registration Statement, File No. 333-149421, filed August 2, 2010.

(iii)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(15)(iii) to Post-Effective Amendment No. 8 to this Registration Statement, File No. 333-149421, filed May 2, 2011.

(iv)	Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(b)(15)(iv) to Post-Effective Amendment No. 10 to this Registration Statement, File No. 333-149421, filed on March 28, 2013.

(v)	Power of Attorney for Michael Doughty, incorporated by reference to Exhibit 24(b)(15)(v) to Post-Effective Amendment No. 12 to this Registration Statement, File No. 333-149421, filed on March 31, 2014.

Item 25.	Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF MARCH 30, 2016

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Craig Bromley*	Chairman and President
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Michael Doughty***	Director and Executive Vice President
Ruth Ann Fleming*	Director
James D. Gallagher*	Director, Executive Vice President, General Counsel and Chief Administrative Officer
Scott S. Hartz***	Director, Executive Vice President, and Chief Investment Officer – U.S. Investments
Rex Schlaybaugh, Jr.*	Director
John G. Vrysen*	Director
Andrew Arnott*	Executive Vice President
Steven Finch*	Executive Vice President and Chief Financial Officer
Peter Gordon*	Executive Vice President
Timothy Ramza*	Executive Vice President
Halina K. von dem Hagen**	Executive Vice President and Treasurer
John C.S. Anderson	Senior Vice President
Kevin J. Cloherty*	Senior Vice President
Barry Evans#	Senior Vice President
Brian Heapps***	Senior Vice President
Gregory Mack*	Senior Vice President
Janis K. McDonough***	Senior Vice President
William McPadden***	Senior Vice President
James O’Brien†	Senior Vice President
Sebastian Pariath*	Senior Vice President, Head of Operations and Chief Information Officer
Alan R. Seghezzi***	Senior Vice President
Anthony Teta***	Senior Vice President
Brooks Tingle***	Senior Vice President
Leo Zerilli*	Senior Vice President
Emanuel Alves*	Vice President, Counsel, and Corporate Secretary
Roy V. Anderson*	Vice President
Abigail M. Armstrong*	Vice President
Kevin Askew††	Vice President
William Ball	Vice President
William D. Bertrand	Vice President
Ann Birle†	Vice President
Stephen J. Blewitt***	Vice President
Alan Block*	Vice President
Robert Boyda*	Vice President
Grant Buchanan**	Vice President
Rick A. Carlson*	Vice President
Robert Carroll*	Vice President
Brian Collins†	Vice President
Paul M. Crowley	Vice President
John J. Danello*	Vice President
Brent Dennis***	Vice President
Robert Donahue††	Vice President
Melvyn D’Souza**	Vice President, Treasury
Paul Gallagher*	Vice President
Ann Gencarella***	Vice President
Gerald C. Hanrahan, Jr.	Vice President
Richard Harris**	Vice President and Appointed Actuary

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF MARCH 30, 2016

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
John Hatch*	Vice President
Kevin Hill***	Vice President
Eugene Xavier Hodge, Jr.***	Vice President
James C. Hoodlet***	Vice President
Mitchell Karman*	Vice President, Chief Compliance Officer, and Counsel
Frank Knox*	Vice President, Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko**	Vice President, Treasury
David Kroach*	Vice President
Scott Lively*	Vice President
Cheryl Mallett**	Vice President
Nathaniel I. Margolis***	Vice President
John B. Maynard*	Vice President
Karen McCafferty*	Vice President
Scott A. McFetridge***	Vice President
Maureen Milet***	Vice President and Chief Compliance Officer - Investments
Scott Morin*	Vice President
Jeffrey H. Nataupsky*	Vice President
Scott Navin***	Vice President
Betty Ng**	Vice President
Nina Nicolosi*	Vice President
Jacques Ouimet†	Vice President
Jeffrey Packard***	Vice President
Gary M. Pelletier***	Vice President
E. David Pemstein***	Vice President
David Plumb†	Vice President
Tracey Polsgrove*	Vice President
Jill Rebman**	Vice President
George Revoir*	Vice President
Andrew Ross**	Vice President
Lisa Ann Ryan†	Vice President
Thomas Samoluk*	Vice President
Martin Sheerin*	Vice President
Gordon Shone*	Vice President
Susan Simi	Vice President
Rob Stanley*	Vice President
Tony Todisco††	Vice President
Simonetta Vendittelli*	Vice President and Controller
Peter de Vries**	Vice President
Linda A. Watters*	Vice President
Brent Wilkinson†	Vice President
R. Blake Witherington***	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF MARCH 30, 2016

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Henry Wong***	Vice President

*	Principal business office is 601 Congress Street, Boston, MA 02210

**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***	Principal business office is 197 Clarendon Street, Boston, MA 02117

****	Principal business office is 164 Corporate Drive Portsmouth, NH 03801

†	Principal business office is 200 Berkeley Street, Boston, MA 02116

††	Principal business office is 380 Stuart Street, Boston, MA 02116

†††	Principal business office is 200 Clarendon Street, Boston, MA 02116

††††	Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5

#	Principal business office is 101 Huntington Avenue, Boston, MA 02199

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, JHFS and its subsidiaries are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2015 appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2015

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Asset Management Holdings (Canada) Inc. (Canada)
Manulife Asset Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)[4]
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership[3] (Alberta)
95%
PT Asuransi Jiwa Manulife Indonesia[1] (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
99.11%
80%
Manulife Asset Management (Thailand) Company Limited (Thailand)
20%
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
60%
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited (Japan)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
59.5%
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
40%
60%
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
99.9%
John Hancock Advisers, LLC[2] (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Guide Financial, Inc. (Delaware)
John Hancock Insurance Company of Vermont (Vermont)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company
(2) The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by John Hancock Subsidiaries LLC
(3) 99% limited partnership interest is held by The Manufacturers Life Insurance Company
(4) 99% limited partnership interest is held by Manulife Property Limited Partnership

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 27.	Number of Contract Owners.

As of April 4, 2016, there were 309 qualified and 23 non-qualified contracts of the series offered hereby outstanding.

Item 28.	Indemnification.

Article XIV of the Restated Articles of Redomestication of the Company provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

i)	a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;

ii)	acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

iii)	a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

iv)	a transaction from which the director derived an improper personal benefit; or

v)	an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters.

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Michael Doughty***, Steven Finch*, James C. Hoodlet***, George Revoir*, Alan Seghezzi***, and Christopher M. Walker**) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon St, Boston, MA 02116

(c)	None.

Item 30.	Location of Accounts and Records.

All books and records are maintained at 601 Congress Street, Boston, MA 02210.

Item 31.	Management Services.

None.

Item 32.	Undertakings.

(a)	Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.

John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended.

Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1)	The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)	The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 29th day of April, 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

(Registrant)

BY: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (Depositor)

By:	/s/ Craig Bromley
Craig Bromley
Chairman and President

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ Craig Bromley
Craig Bromley
Chairman and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 29th day of April, 2016.

Signature	Title

/s/ Craig Bromley Craig Bromley	Chairman and President (Principal Executive Officer)

/s/ Steven Finch Steven Finch	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller (Principal Accounting Officer)

* Thomas Borshoff	Director

* Paul M. Connolly	Director

* Michael Doughty	Director

* Ruth Ann Fleming	Director

* James D. Gallagher	Director

* Scott S. Hartz	Director

* Rex Schlaybaugh, Jr.	Director

* John G. Vrysen	Director

*/s/ Thomas J. Loftus Thomas J. Loftus Pursuant to Power of Attorney	Senior Counsel - Annuities

EXHIBIT INDEX

ITEM NO.	DESCRIPTION

24(b) (10)	Consent of independent registered public accounting firm